[PHOTO]



          Smith Barney
          World Funds, Inc.

          Emerging Markets Portfolio
          European Portfolio
          Pacific Portfolio



        -----------------
          ANNUAL REPORT
        -----------------

          October 31, 1997



[LOGO]    Smith Barney Mutual Funds
          Investing for your future.
          Every day(SM).

Smith Barney
World Funds, Inc.

================================================================================

"As the world progresses and blossoms into a truly global economy, investment portfolios should and will become increasingly global in nature. Farsighted businesses and industries will prosper wherever economic and geographic factors are the most favorable. "

                                               Heath B. McLendon
                                                        Chairman

================================================================================
The Emerging Market Portfolio seeks long-term capital appreciation of its assets through a portfolio invested primarily in securities of emerging country issuers. The Portfolio follows an investment strategy involving broad geographic diversification.

                                      NASDAQ SYMBOL
                                      -------------
           Class A                      SMMAX
           Class B                      SEMBX

The European Portfolio seeks long-term capital appreciation by investing primarily in equity of issuers based in countries of Europe.

                                      NASDAQ SYMBOL
                                      -------------
           Class A                      SBEAX
           Class B                      SBEBX

The Pacific Portfolio's primary investment objective is long-term capital appreciation. In seeking to achieve its objective, the Portfolio will invest primarily in a diversified portfolio of equity securities of companies in Australia, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Papau New Guinea, the People's Republic of China, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand.



================================================================================
 WHAT'S INSIDE
================================================================================
A Message from the Chairman...........................................         1

Emerging Markets Portfolio
   Portfolio Manager Commentary ......................................         2
   Historical Performance ............................................         5
   Portfolio at a Glance .............................................         7

European Portfolio
   Portfolio Manager Commentary ......................................         8
   Historical Performance ............................................        11
   Portfolio at a Glance .............................................        13

Pacific Portfolio
   Portfolio Managers Commentary .....................................        14
   Historical Performance ............................................        17
   Portfolio at a Glance .............................................        19

A Roundtable Discussion with the
Portfolio Managers ...................................................        20

Schedules of Investments..............................................        24

Statements of Assets and Liabilities..................................        32

Statements of Operations..............................................        33

Statements of Changes in Net Assets...................................        34

Notes to Financial Statements ........................................        36

Financial Highlights .................................................        42

Independent Auditors' Report .........................................        51

Tax Information ......................................................        52

================================================================================
 A Message from the Chairman
================================================================================

[PHOTO]


HEATH B.
MCLENDON

Chairman



Dear Shareholder:

Never before have investors been in a situation where the world is rapidly evolving into one vast economy. The separations that divided the Free World from the Communist World and those that insulated developed nations from underdeveloped ones are dissolving. Open borders now exist globally and where borders have opened, free trade has followed. Some previously underdeveloped countries are experiencing rapid development and, as a result, are creating higher standards of living and a commensurate demand for products and services that have long characterized more developed countries. Progress seldom moves forward in a straight and easy line, however, without some imbalances occurring.

This year, we have witnessed firsthand the imbalances that progress can bring. After a period of spectacular economic growth, many Asian economies began to overheat. In particular, the real estate markets in those countries have outpaced their underlying economies. Now, in keeping with the immutable laws of the business cycle, the Asian markets are entering a period of consolidation. At the same time, Europe is undergoing the historic unification of its currencies and economic systems. And the lesser developed countries of Eastern Europe, the former Soviet Union and Africa are beginning their own vigorous economic expansions. While this process may be unsettling for many global investors in the short term, we believe it's exceptionally positive for them over the long term.

As the world progresses and blossoms into a truly global economy, investment portfolios should and will become increasingly global in nature. Farsighted businesses and industries will prosper wherever economic and geographic factors are the most favorable. Historically, investing in the U.S. stock market has never been a totally smooth ride, so one cannot expect investing in today's global markets to be any different. But, global investing has become a much wider road of late and one that points to a brighter future.

In this report, you will find specific market commentary and performance information for the Smith Barney World Funds, Inc.--Emerging Markets Portfolio, European Portfolio and Pacific Portfolio. In addition, Portfolio Managers Scott
E. Kalb, Donald Elefson and Rein W. van der Does discuss their investment management styles and recent global market events in a roundtable discussion that begins on page 20.

In closing, we thank you for your confidence in our investment approach and our family of international funds. We look forward to continue helping you take advantage of the investment opportunities available in today's global economy. We would also like to take this opportunity to invite you to visit our web site, Smith Barney Access(sm), at www.smithbarney.com.

Sincerely,

/S/ Heath B. McLendon



Heath B. McLendon
Chairman

November 21, 1997

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                 1

================================================================================
Emerging Markets Portfolio
================================================================================

[PHOTO]

DONALD ELEFSON

Vice President



Portfolio Manager

Donald Elefson joined the Smith Barney International Equity team in 1994. Previously, he was at Merrill Lynch Asset Management, where he assisted in the management of emerging markets mutual funds. Prior to Merrill Lynch, he held positions in equity analysis with Cazenove Inc. and BHGF Securities in New York, and with George Hauck and Sohn in Frankfurt, Germany. He is a Chartered Financial Analyst, the past chairman of the New York Society of Securities Analysts International Program committee and a member of the Institute of Chartered Financial Analysts. Mr. Elefson holds a B.A. in Economics from the University of Washington.

Performance Update

For the year ended October 31, 1997, the Emerging Markets Portfolio ("Portfolio") generated a total return of 3.06% for Class A shares without sales charge. In comparison, the average total return for the Portfolio's Lipper Analytical Services, Inc. ("Lipper") peer group was 3.10% for the same period. (Lipper is an independent fund-tracking organization.) For performance information on the Portfolio's other share classes, please refer to pages 5 and 6.

Investment Strategy

Remaining true to its management style, we maintained the Portfolio's diversification guidelines of investing no more than 15% to 20% in any one country at a time. This discipline fortunately kept the Portfolio from too much exposure to certain troubled areas such as Malaysia.

In order to benefit from rising expectations of worldwide economic growth, the Portfolio invested heavily at the beginning of the year in cyclical stocks. Earnings for cyclical stocks such as paper companies, chemical companies and steel companies, were expected to strengthen. As the year wore on, we took a profit in many of these cyclical stocks. Some of these companies include Acindar-Argentine (flat steel producer), Borsodchem-Hungarian (petrochemical producer) and Lukoil (Russia's second largest integrated oil producer). As a result of overall currency inspired market weakness, we bought more defensive stocks like telecommunication companies. Other significant Portfolio investments during the reporting period include Guandong Kelon (a Chinese appliance manufacturer), Quingling Motors (a leading Chinese automobile producer), Grupo Televisa (a Mexican media concern), Industrias Bachocco (a leading Mexican poultry supplier) and Elektra (a Mexican retailer).

At the start of the reporting period, Asia represented approximately 49% of the Portfolio's assets and, due to the turmoil in many of the Asian markets, ended at roughly 27%. China/Hong Kong actually increased slightly from 9% to approximately 11% of assets. All the other key Asian markets went down with respect to Portfolio representation. Malaysia was reduced the most from 10% to less than 1% of total assets. Given the prolonged weakness in this region, we expect to maintain these weightings over the short term.

We shifted our asset reductions in Asia toward Latin America and Central Europe. Latin America went from roughly 27% of assets to 40% and Central Europe from about 14% to roughly 19% during the reporting period. Because we believed that Mexico's prospects for economic growth have broadened, we increased our exposure to the country from roughly 7% to 17%. Moreover, we increased our Russian holdings from about 3% to about 6%, as its prospects have improved steadily and its political system has remained relatively stable. As a result of stronger government commitment toward economic reform, we increased the Portfolio's exposure to Turkey from roughly 2% to about 5%.

--------------------------------------------------------------------------------
2                                             1997 Annual Report to Shareholders

Emerging Markets Overview

At the beginning of 1997, expectations were high for strong worldwide gross domestic product ("GDP") growth. The International Monetary Fund ("IMF") had predicted a growth rate of 4.3% for 1997, led by continued development of emerging economies. This optimism created a good start for 1997 global investment, as companies and countries were expected to benefit from high economic growth.

At the same time, U.S. inflation fears subsided over the course of the year. This in turn kept interest rates low and helped fuel the climb of the U.S. stock market. Strength in the U.S. stock market reduced the money flows.

Asia

By late summer 1997, serious trouble surfaced in Thailand. Speculators who felt the Thai baht was undeserving of its valuation began to attack the currency.

After Thailand gave in to these devaluation pressures, other countries in the region such as Indonesia, Malaysia and the Philippines were also pressured to devalue their currencies in order to maintain their export competitiveness. Having smelled easy money, speculators then turned to other fixed currency regimes (i.e., currencies tied to other currencies) such as Hong Kong. After a stellar performance on the back of low U.S. interest rates and an improved outlook for the "new" Hong Kong under China, the regional currency onslaught created intense pressure on Hong Kong's stock market. Generally, the first line of defense in currency control is through interest rate adjustments. Hong Kong monetary authorities raised short-term interest rates aggressively, which stopped the Hong Kong stock market dead in its tracks. What had been one of the best performing stock markets in the world suddenly became a major problem. Although Hong Kong's dollar remains linked to the U.S. dollar, pressures to let Hong Kong's dollar fall continues.

Aside from currency weaknesses affecting most of the region, the main event of 1997 was the takeover of Hong Kong by China. Anticipation of this event lent strength to China-related stocks listed on the Hong Kong exchange. Prior to the handover, red chips (i.e., Chinese holding companies listed in Hong Kong) and H-shares (i.e., Chinese-domiciled companies listed in Hong Kong) fared very well. Up until June 30, 1997, the Hong Kong market as a whole also fared well. After the handover, the Hong Kong stock market began a mild decline. But once the currency contagion took root, the market dropped dramatically.

In 1997, China became more prominent in the world of emerging market investing. We believe that China's new heightened role in the world will be important for Asia in the future. China has handled the Hong Kong transition smoothly and Jiang Zemin made an historic visit to the U.S. -- two events that should bolster China's economic and political stature in the world in the months ahead.

Latin America

This "Asian contagion" spread to Latin America and took root in Brazil. Prior to Asia's turmoil, Brazil was one of the best performing markets in 1997 and was up more than 80%. Investor optimism was fueled by the reduction of inflation from 1000% in the early 1990s to a meager 5% in 1997. Normally, this would have been enough to counter speculative pressures, but the situation in Asia had heightened awareness of some countries' macro-economic weaknesses. Brazilian authorities used all the appropriate measures to defend Brazil's currency including raising interest rates to 40%, as well as swift announcements heralding sweeping fiscal reforms. As of October 31, 1997, Brazil's currency has held up but its stock market has clearly suffered.

More specifically, Telebras, Brazil's holding company for telecommunications, was the star of Brazil's robust stock market. Brazil initially caught the interest of investors because the government had successfully reduced inflation from astronomical levels to more workable levels. In addition, Brazil's government had implemented a massive restructuring and privatization of Brazilian public industry. With anticipated

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                 3
privatization, public sector companies led Brazil's stock market. However, as a result of the currency attacks, Brazil's stock market gave up much of its gains for the year, which penalized the Emerging Markets Portfolio's overall performance.

Europe and Russia

Central Europe has long been an important region for emerging markets. During the reporting period, Poland, Russia and Hungary have attracted the most investor interest. Of the three countries, Russia has the greatest influence by far. Long plagued by anemic economic conditions and political uncertainty, Russia finally began to stabilize this year. President Boris Yeltsin stayed healthy, inflation declined and fiscal reform proceeded. By global standards, Russian stocks were inexpensive throughout the year -- a fact not overlooked by many investors, as Russia emerged as one of the world's top performers with returns of over 100% during the reporting period.

Outlook

We expect that the next six months will continue to be a period of global economic readjustment. In our opinion, growth in Asia and Brazil will slow due to higher interest rates. These two investment areas account for a substantial portion of the emerging markets universe. Along with lower growth, we also expect that there will be heightened investor awareness to economic activity, especially currency weakness.

Going forward, our strategy will be to purchase quality stocks at low valuation levels in the aftermath of global weakness. We will continue to look for bargains in stocks that have stable outlooks but were previously very expensive. We think telecommunication and beverage stocks are two examples that fit our criteria. Due to the present global weakness, we think that many stable defensive-type stocks are very inexpensive and offer very attractive, long-term investment potential.

Thank you for your continued confidence in us.

Sincerely,



/s/ Donald Elefson

Donald Elefson
Vice President

November 25, 1997

--------------------------------------------------------------------------------
4                                             1997 Annual Report to Shareholders

===========================================================================================
 Historical Performance -- Class A Shares
===========================================================================================

                                        Net Asset Value
                                    -----------------------
                                    Beginning         End             Income         Total
Year Ended                           of Year        of Year          Dividends     Returns(1)
===========================================================================================
10/31/97                             $12.08          $12.45            $0.00          3.06%
-------------------------------------------------------------------------------------------
10/31/96                              11.06           12.08             0.00          9.22
-------------------------------------------------------------------------------------------
Inception* -- 10/31/95                12.00           11.06             0.00         (7.83)+
===========================================================================================
  Total                                                                $0.00
===========================================================================================

===========================================================================================
 Historical Performance -- Class B Shares
===========================================================================================
                                        Net Asset Value
                                    -----------------------
                                    Beginning         End             Income         Total
Year Ended                           of Year        of Year          Dividends     Returns(1)
===========================================================================================
10/31/97                             $11.95          $12.21            $0.00          2.18%
-------------------------------------------------------------------------------------------
10/31/96                              11.02           11.95             0.00          8.44
-------------------------------------------------------------------------------------------
Inception*-- 10/31/95                 12.00           11.02             0.00         (8.17)+
===========================================================================================
  Total                                                                $0.00
===========================================================================================
 Historical Performance -- Class C Shares
===========================================================================================
                                        Net Asset Value
                                    -----------------------
                                    Beginning         End             Income         Total
Year Ended                           of Year        of Year          Dividends     Returns(1)
===========================================================================================
10/31/97                             $11.95          $12.22            $0.00          2.26%
-------------------------------------------------------------------------------------------
10/31/96                              11.02           11.95             0.00           8.44
-------------------------------------------------------------------------------------------
Inception*-- 10/31/95                 12.00           11.02             0.00          (8.17)+
===========================================================================================
  Total                                                                 $0.00
===========================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                 5

================================================================================
 Average Annual Total Return
================================================================================
                                                Without Sales Charge(1)
                                     -------------------------------------------
                                     Class A           Class B           Class C
================================================================================
Year Ended 10/31/97                   3.06%             2.18%             2.26%
--------------------------------------------------------------------------------
Inception* through 10/31/97            1.50              0.70              0.74
================================================================================

                                                 With Sales Charge(2)
                                     -------------------------------------------
                                     Class A           Class B           Class C
================================================================================
Year Ended 10/31/97                   (2.12)%           (2.82)%           1.26%
--------------------------------------------------------------------------------
Inception* through 10/31/97           (0.58)            (0.51)            0.74
================================================================================

================================================================================
Cumulative Total Return
================================================================================

                                                 Without Sales Charge(1)
================================================================================
Class A (Inception* through 10/31/97)                   3.75%
--------------------------------------------------------------------------------
Class B (Inception* through 10/31/97)                   1.75
--------------------------------------------------------------------------------
Class C (Inception* through 10/31/97)                   1.83
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charge ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

*    The inception date for Class A, B and C shares is May 12, 1995.

+ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
6                                             1997 Annual Report to Shareholders

================================================================================
Emerging Markets Portfolio at a Glance (unaudited)
================================================================================
Growth of $10,000 Invested in Class A, B and C Shares of the
Emerging Markets Portfolio vs. MSCI Free World Market Index+
--------------------------------------------------------------------------------

                             May 1995--October 1997

     [The following table was shown as a bar chart in the printed matter.]


                       Emerging Markets   Emerging Markets  Emerging Markets
                         Portfolio          Portfolio         Portfolio          MSCI Free World
                          Class A            Class B           Class C           Market Index
May 12, 1995              9,501              10,000             10,000              10,000
Oct 1995                  8,757               8,724              9,092              10,497
Apr 1996                  9,850               9,800             10,167              11,928
Oct 1996                  9,565               9,560              9,958              12,264
Apr 1997                 11,283              11,292             11,700              13,146
Oct 31, 1997             10,375              10,175             10,183              14,098

+ Hypothetical illustration of $10,000 invested in Class A, B and C shares at inception on May 12, 1995, assuming deduction of the maximum 5.00% sales charge at the time of investment for Class A shares, the deduction of the maximum 5.00% CDSC for Class B shares and the deduction of the 1.00% CDSC for Class C shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1997. The Morgan Stanley Capital International ("MSCI") Free World Market Index measures performance for a diverse range of global stock markets, including the United States, Canada, Europe, Australia, New Zealand and the Far East and excludes shares which are not readily purchased by non-local investors. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

====================================================================
 Top Ten Holdings*                       As of October 31, 1997
====================================================================
  1.  Ferreyros SA                                          2.2%
--------------------------------------------------------------------
  2.  Kepez Elektrik TAS                                    2.2
--------------------------------------------------------------------
  3.  Al-Ahram Beverages Co. SAE GDR                        2.0
--------------------------------------------------------------------
  4.  Disco SA ADR                                          2.0
--------------------------------------------------------------------
  5.  Grupo Televisa SA GDR                                 1.9
--------------------------------------------------------------------
  6.  PT Indah Kiat Pulp & Paper Corp.                      1.9
--------------------------------------------------------------------
  7.  First Tractor Co. Ltd., Class H Shares                1.8
--------------------------------------------------------------------
  8.  Telecomunicacoes Brasileiras SA--Telebras ADR         1.8
--------------------------------------------------------------------
  9.  Qingling Motors Co., Class H Shares*                  1.8
--------------------------------------------------------------------
 10.  Cia Electricidade do Estado do Rio de Janeiro         1.7
--------------------------------------------------------------------
* As a percentage of total investments.


================================================================================
 Investment Allocation as of October 31, 1997*
================================================================================

  [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

      40.4%  Latin America
      27.6%  Asia/Pacific
      19.5%  Euroope
       7.4%  Repurchase Agreement
       5.1%  Africa

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                 7

================================================================================
European Portfolio
================================================================================

[PHOTO]

REIN W.
VAN DER DOES

Vice President



Portfolio Manager

Rein W. van der Does began his career with Drexel Burnham Lambert in 1968 as a domestic research analyst. In 1975, he joined Drexel's International Research Department and was appointed Director of International Research and Head of Portfolio Strategy in 1985. He moved with the International Equity team to Smith Barney in 1990. He is a member of the New York State Association for International Investment and a member of the New York Society of Security Analysts. Mr. van der Does was awarded a doctorate in Economics from the Dutch Economic University in Rotterdam.

Performance Update

The European Portfolio ("Portfolio") posted a total return of 12.88% for Class A shares without sales charge for the year ended October 31, 1997. In comparison, the Portfolio's Lipper Analytical Services, Inc. peer group returned an average of 20.38% for the same period. (Lipper is an independent fund-tracking organization.) As discussed below, the Portfolio underperformed primarily because of its small- and mid-capitalization emphasis as large-capitalization stocks in Europe performed extremely well during the reporting period. In addition, because we are bottom-up investors, market conditions have very little impact in our investment decision-making process. The Portfolio's benchmark, the Morgan Stanley Capital International ("MSCI") European Market Index, had a total return of 25.98%. For performance information on the Portfolio's other share classes, please refer to pages 11 and 12.

As the trend toward privatization and corporate restructuring continues in Europe, investors have tended to focus on large-capitalization companies, particularly during the period covered in this report. As a result, the smaller companies emphasized in the Portfolio have underperformed the broad market indices. However, in 1996, these small-capitalization companies performed much better and enabled the Portfolio to outperform the MSCI European Market Index by a wide margin. We believe that as European stock markets mature, they will broaden to include more and more smaller companies, as has been the case for the U.S. stock market. In our view, small- and mid-capitalization companies offer excellent growth potential over the long term and we will continue to look for investment opportunities among these issues.

European Markets Update

The European Monetary Union ("EMU") took center stage in nearly all political and economic discussions throughout the reporting period. As the deadline for first round admission approaches, some major European countries are having difficulty in meeting the entrance guidelines set forth by the Maastricht Treaty. Some of the guidelines specifically prohibit some countries easy entrance into the EMU include a budget deficit no higher than 3% of Gross Domestic Product ("GDP") and public debt to GDP no higher than 60%. Germany, Europe's largest and most powerful economy, is one country struggling to meet the membership criteria. The high cost of reuniting with East Germany has been largely responsible for the financial difficulties felt throughout Germany.

Earlier this year, French voters returned the Socialist Party to power and caused some observers to doubt the future prospects for European integration. However, France's newly elected Prime Minister, Lionel Jospin, has announced cabinet appointments that have calmed investor fears and should not impede France from joining the EMU.

--------------------------------------------------------------------------------
8                                             1997 Annual Report to Shareholders

A surprise entrant for the EMU might be Italy. The Italian government has done a remarkable job in cutting its deficit from a recent cyclical high of 12.1% of 1992 nominal GDP to what is forecasted to be 3.8% for 1997. In our opinion, we expect the U.K., Netherlands, Denmark, Finland and Sweden to have deficits under 2% of GDP by next year and in some cases could be close to balanced budgets.

Although the shift from the Conservative Party to the Labor Party in Britain has changed the political dynamics of that nation, we believe the U.K. will most likely join the EMU sooner than expected. With strong economic conditions and among the best funded pensions in Europe, the U.K. is one of the best qualified candidates for the EMU.

In our opinion, the movement toward the EMU has contributed to low interest rates in Europe, which has aided its economic upturn. Clearly, we believe that European economies as a whole are accelerating toward 2.8% real GDP growth for 1998 versus 2.3% in 1997. This improved economic environment, combined with heavy corporate restructuring, should result in excellent earnings in Europe this year and into 1998.

While European governments have been working to improve their fiscal health, European companies have continued their focus on enhancing shareholder value. The value these European companies add are demonstrated through improved profitability and higher corporate earnings. This improved profit picture and positive corporate earnings are mainly due to restructuring and outsourcing, merging and demerging, and more companies focusing their attention on core businesses. The major overhaul of European companies mimic similar downsizing and streamlining experienced by U.S. companies earlier this decade.

Lastly, stock ownership has been stimulated by European governments through the privatization of many key state-owned industries. For example, the recent huge privatizations of Telecom Italia in Italy, Deutsche Telecom in Germany and Telefonica in Spain should enable these major industries to operate with much greater efficiency. In addition, European pension funds are being privatized. As a result, Europeans have been allowed to increase their stock holdings and European stock markets have become a greater focus.

Investment Strategy

In our opinion, the progress toward the EMU, the rising influence of shareholders and ongoing privatization should contribute to a favorable climate for many European companies. We continue to favor a "bottom-up" approach when selecting investments for the Portfolio. Although economic cycles are important when evaluating a company's outlook, we generally search for companies that exhibit excellent growth prospects regardless of the macroeconomic conditions in Europe. In our opinion, this approach should provide investors with competitive returns over the long term.

Over the past year, we continued to identify opportunities in health care, computer services and telecommunications in companies such as Orion (Finland's leading health care company), Cap Gemini (France's largest computer services vendor), Content Beheer (a temporary employment agency in Holland), Telefonica (a Spanish telecommunications company), Amper (a Spanish telecommunication equipment manufacturer) and Azkoyen (Europe's leading manufacturer of vending machines).

We sold our positions in SEZ Holding (a Swiss IPO) because it was a very small illiquid issue. In addition, EuroDisney (a theme park in France) was sold because the company was unprofitable. BIS (a temporary

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                 9
employment agency in France) was sold due to a corporate takeover. Our positions in Fila (sports apparel and shoes in Italy) and Carlton Communications (U.K. media) were eliminated because their realized losses were greater than anticipated. Lastly, Pharmacia Upjohn (Swedish/U.K. pharmaceuticals) was sold due to what we believed were unsatisfactory changes in management.

European Markets Outlook

In our opinion, many European companies continue to offer excellent values compared to their U.S. counterparts. In addition, many stocks in Europe represent better relative value than comparable U.S. stocks. For example, European stocks are selling at an average of approximately 9.4x 1997 price/cash flow compared to U.S. stocks which are selling 13.1x 1997 price/cash flow as of this writing. In addition, Europe's average stock dividend yield is roughly 2.3% while U.S. stock dividends now average around 1.7%. Moreover, in Europe's rapidly changing market environment, stock selection will be a key for investment performance. Therefore, we will continue to monitor market conditions closely to identify new opportunities and reevaluate existing holdings.

Thank you for your investment in the European Portfolio.

Sincerely,






/s/ Rein W. van der Does

Rein W. van der Does
Vice President

November 28, 1997

--------------------------------------------------------------------------------
10                                            1997 Annual Report to Shareholders

===================================================================================================================
Historical Performance -- Class A Shares
===================================================================================================================

                                           Net Asset Value
                                       ------------------------
                                       Beginning         End            Income         Capital Gain       Total
Year Ended                              of Year         of Year        Dividends       Distributions     Returns(1)
===================================================================================================================
10/31/97                                 $17.25          $18.23          $0.00            $1.16          12.88%
-------------------------------------------------------------------------------------------------------------------
10/31/96                                  14.67           17.25           0.09             0.04           18.65
-------------------------------------------------------------------------------------------------------------------
10/31/95                                  12.88           14.67           0.00             0.00           13.90
-------------------------------------------------------------------------------------------------------------------
Inception*-- 10/31/94                     12.50           12.88           0.00             0.00           3.04+
===================================================================================================================
  Total                                                                  $0.09            $1.20
===================================================================================================================

===================================================================================================================
Historical Performance -- Class B Shares
===================================================================================================================

                                            Net Asset Value
                                       -------------------------
                                        Beginning          End          Income         Capital Gain       Total
Year Ended                               of Year         of Year       Dividends       Distributions     Returns(1)
===================================================================================================================
10/31/97                                 $17.09          $17.92          $0.00            $1.16            12.08%
-------------------------------------------------------------------------------------------------------------------
10/31/96                                  14.56           17.09           0.00             0.04            17.72
-------------------------------------------------------------------------------------------------------------------
Inception*-- 10/31/95                     12.62           14.56           0.00             0.00            15.37+
===================================================================================================================
  Total                                                                  $0.00            $1.20
===================================================================================================================

===================================================================================================================
Historical Performance -- Class C Shares
===================================================================================================================

                                            Net Asset Value
                                     ----------------------------
                                       Beginning           End          Income         Capital Gain       Total
Year Ended                              of Year          of Year       Dividends       Distributions     Returns(1)
===================================================================================================================
10/31/97                                 $17.04          $17.86          $0.00            $1.16          12.06%
-------------------------------------------------------------------------------------------------------------------
10/31/96                                  14.51           17.04           0.00             0.04           17.78
-------------------------------------------------------------------------------------------------------------------
10/31/95                                  12.83           14.51           0.00             0.00           13.09
-------------------------------------------------------------------------------------------------------------------
Inception*-- 10/31/94                     12.48           12.83           0.00             0.00           2.80+
===================================================================================================================
  Total                                                                  $0.00            $1.20
===================================================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                11

==========================================================================================================================
Average Annual Total Return
==========================================================================================================================
                                                                                         Without Sales Charge(1)
                                                                               --------------------------------------------
                                                                               Class A           Class B            Class C
===========================================================================================================================
Year Ended 10/31/97                                                             12.88%            12.08%             12.06%
---------------------------------------------------------------------------------------------------------------------------
Inception* through 10/31/97                                                     12.89             15.12              12.23
===========================================================================================================================

                                                                                         With Sales Charge(2)
                                                                               --------------------------------------------
                                                                               Class A           Class B            Class C
===========================================================================================================================

Year Ended 10/31/97                                                              7.22%             7.08%             11.06%
---------------------------------------------------------------------------------------------------------------------------
Inception* through 10/31/97                                                     11.34             14.36              12.23
===========================================================================================================================

==========================================================================================================================
 Cumulative Total Return
==========================================================================================================================

                                                                                          Without Sales Charge(1)
===========================================================================================================================
Class A (Inception* through 10/31/97)                                                             57.19%
---------------------------------------------------------------------------------------------------------------------------
Class B (Inception* through 10/31/97)                                                             52.22
---------------------------------------------------------------------------------------------------------------------------
Class C (Inception* through 10/31/97)                                                             53.45
===========================================================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B and C are February 7, 1994, November 7, 1994 and February 14, 1994, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
12                                            1997 Annual Report to Shareholders

================================================================================
European Portfolio at a Glance (unaudited)
================================================================================

Growth of $10,000 Invested in Class A Shares of the
European Portfolio vs. MSCI European Market Index+
--------------------------------------------------------------------------------

                           February 1994--October 1997

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]



                                European  Portfolio  MSCI European Market Index

Feb 7, 1994                             9,549                   10,000
Apr 1994                                9,481                    9,761
Oct 1994                                9,840                   10,064
Apr 1995                               10,298                   10,664
Oct 1995                               11,207                   11,393
Apr 1996                                12550                   12,366
Oct 1996                                13298                   13,383
Apr 1997                                14311                   14,959
Oct 31, 1997                            15010                   16,861



+ Hypothetical illustration of $10,000 invested in Class A shares at inception on February 7, 1994, assuming deduction of the maximum 4.50% sales charge at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1997. The Morgan Stanley Capital International ("MSCI") European Market Index is a composite portfolio consisting of equity total returns for Europe. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

================================================================================
Top Ten Holdings*                                         As of October 31, 1997
================================================================================
  1. Nokia Oyj, Class A Shares                                             7.7%
--------------------------------------------------------------------------------
  2. Novartis AG                                                           5.7
--------------------------------------------------------------------------------
  3. Tomra Systems ASA                                                     5.6
--------------------------------------------------------------------------------
  4. Fugro NV                                                              5.4
--------------------------------------------------------------------------------
  5. CMG PLC                                                               5.0
--------------------------------------------------------------------------------
  6. Independent Newspapers PLC                                            4.6
--------------------------------------------------------------------------------
  7. VA Technologie AG                                                     4.6
--------------------------------------------------------------------------------
  8. Koninklijke Ahrend Groep NV                                           4.5
--------------------------------------------------------------------------------
  9. Samas Groep NV CVA                                                    4.1
--------------------------------------------------------------------------------
 10. Total SA, Class B Shares                                              4.1
--------------------------------------------------------------------------------

*    As a percentage of total investments.


================================================================================
Investment Allocation as of October 31, 1997*
================================================================================

  [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

          France ..............................   16.5%
          Germany .............................   14.1%
          Netherlands .........................   21.6%
          United Kingdom ......................    7.8%
          Finland .............................    9.7%
          Switzerland .........................    6.3%
          Other ...............................   18.4%
          Norway ..............................    5.6%

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                13

================================================================================
Pacific Portfolio
================================================================================

Portfolio Managers

[PHOTO]

SCOTT E. KALB

Vice President


Scott E. Kalb joined the Smith Barney International Equity Team in 1995. He has 11 years experience in research and was formerly Head of International Equity Research at Smith Barney from 1990 to 1995, where he was responsible for the coverage of equities in emerging markets, including Latin America, Asia, the Middle East and Africa, as well as Europe and Japan. Prior to joining Smith Barney, Mr. Kalb served as the First Vice President of Corporate Finance, and Vice President of Equity Research, for Drexel Burnham Lambert. Previously, he worked at James Capel and he also served for two years as economic consultant for the Ministry of Finance in Korea. Mr. Kalb lived in Asia for ten years and in London for two, speaks Korean fluently and some Japanese. Mr. Kalb holds a B.A. degree from Oberlin College and an M.A. in Economics from Harvard University.


[PHOTO]

DAVID ISHIBASHI

Vice President

David Ishibashi joined Smith Barney International Equity team as a Vice President and Portfolio Manager in 1993. Mr. Ishibashi came to Smith Barney from SG Warburg, where he was responsible for Japanese equities and headed the Japan desk. Previously, he was at Baring Securities, Inc., where he was responsible for Japan and Southeast Asia and opened and operated Baring's first West Coast office. He also spent four years at Nomura Securities International brokering Japanese securities and established the Nomura Finance Collection at the Crocker School of Business and Business Library. Prior to that, he served as a financial analyst at Rockwell International. Mr. Ishibashi has a B.A. from California State College at Los Angeles and attended the post graduate studies program in Tokyo at the Inter-Cultural Japanese Language Institute.

Performance Update

During the six months ended October 31, 1997 the Pacific Portfolio ("Portfolio") declined by 22.0%, underperforming its Lipper Analytical Services, Inc. peer group average return of -17.2% and the Morgan Stanley Capital International ("MSCI") All Country Asia Pacific Index return of -13.2% for the same period. However, for the fiscal year, the Portfolio was down by 16.9%, finishing ahead of both the Lipper peer group average return of -18.5% and the MSCI Index return of -20.2%. (The MSCI All Country Asia Pacific Index, comprising equities in Australia, New Zealand and the Far East, is a common benchmark against which the performance of Asian funds is measured. Lipper Analytical Services, Inc. is a major fund-tracking organization.)

Asian Markets Update

The last six months have been a terrible time for Asian stock markets in general, with every market in the region recording losses for the period in U.S. dollar terms. In particular, Southeast Asian stock markets, including Malaysia, Indonesia, Thailand and the Philippines, fell by 48%-56%. Disappointingly, even countries with relatively good fundamentals and well-managed, blue-chip companies were affected negatively by the turmoil. For example, the Hong Kong stock market was down by 29% in October, wiping out gains for the year and leading to a 17% decline for the 12 month period. For the Portfolio's fiscal year, no stock markets in our Asian universe recorded gains in U.S. dollar terms.

What went wrong in Asia during the last year? We can identify three significant trends. To start with, the crisis that began in Thailand could not be contained and spread to other countries in the region. Thailand had borrowed a lot of money and invested it into nonproductive assets, particularly property. When the

--------------------------------------------------------------------------------
14                                            1997 Annual Report to Shareholders
bubble burst, property and other asset prices plunged, the Thai baht came under pressure and interest rates rose, leading to slower growth, rising nonperforming loans and political turmoil. The Thai crisis exposed similar problems in Indonesia, the Philippines and Malaysia. While not as severe as in Thailand, current account deficits, overheated property markets and too much accumulated debt in these countries caused a sharp devaluation in their currencies and plunged stock markets. Like Thailand, Indonesia and the Philippines have been driven into the arms of the IMF ("International Monetary Fund") and other international agencies for cash infusions to avoid wholesale defaults and bankruptcies.

The next problem: even the so-called "safe havens" such as Australia, New Zealand, Hong Kong and Singapore, were dragged down by regional turmoil. These countries have low current account deficits or even surpluses, reasonable corporate debt levels and sound economic management; yet this did not prevent their stock markets from recording big losses in October. Even China, relatively isolated from the problems of the rest of the region as it continues to implement economic restructuring, was hurt during October, with China-related shares falling sharply.

Finally, Northeast Asia developed its own contagion. Highly leveraged corporations in Korea have over-expanded capacity and are filing for bankruptcy at an accelerating rate. This development has put pressure on the Korean won and has had negative implications for neighboring countries such as Japan and Taiwan. The combination of these three trends has led to a general sell-off of Asian stocks by international and global funds. It also removed any "safe harbor" for dedicated Pacific Basin portfolios, as all stock markets in the region suffered losses.

Portfolio Changes

We made four "defensive" adjustments in the Pacific Portfolio to cope with the developments we've outlined in the previous section. First, we reduced our weighting in Hong Kong to roughly 16% from 25%, deleting holdings in property and financial companies, as we expect these sectors to be hardest hit by rising interest rates and declining asset prices. For example, we sold positions in Hong Kong and Shanghai Banking Corporation ("HSBC") and Sun Hung Kai Properties, two well-managed companies held in the Portfolio for some time. Once interest rates have settled and property prices have adjusted appropriately, we may consider buying back some of these shares at more attractive price levels.

Second, we increased our weighting in Japan to around 28% from 20%, adding to select blue-chips we felt might offer some shelter from the storms in Asia. In this regard, we added positions in Advantest, a world leader in semiconductor test equipment, and Sony, the electronics and media giant. This increase in weighting is in line with our strategy to gradually raise exposure to Japan as we find fundamentally attractive companies to add to the Portfolio.

Third, we increased our weighting in Singapore to 12% from roughly 4.5%, with particular focus on the electronics and technology sectors, as many of these companies are benefiting from the boom in related U.S. sectors while trading at attractive levels. Two of our favorites in this area are Venture, one of the world's top contract manufacturers of electronic equipment and consumer goods, and Creative Technology, a world leader in the production of sound and video cards for personal computers. Singapore's favorable economic outlook, including a large current account surplus, low inflation and conservative monetary policies and reasonable growth, provide a strong base for local companies in a region beset by problems.

Finally, we reduced our weighting in Malaysia to about 5% from roughly 12%, disappointed by the government's response to the current crisis and expecting that property and financial stocks will continue to suffer. Malaysia is one of the few Southeast Asian countries that has not fully admitted the extent of local economic problems, nor taken appropriate policy steps to correct these problems. Accordingly, we feel that the ringitt is vulnerable to further devaluation and that infrastructure development, the bulwark of the stock market, is likely to be delayed or scrapped.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                15

Market Outlook

We believe that Asian markets are close to reaching a period of stability and positive returns after a year of currency devaluations and share price declines. We are encouraged by two positive developments. First, cheaper local currencies have made Asian goods very competitive in world markets. As a result, countries in the region are returning to an outward-looking economic strategy--using trade as an engine for growth--to jump-start recovery. We believe this shift will hasten economic reform and guide local corporations to become more efficient. To take advantage of this development, we have increased our weighting in export-oriented companies that are benefiting from dollar revenue streams and low local currency costs. These include electronics companies in Singapore and Thailand, palm oil producers in Malaysia, fishing, paper and pulp, and energy companies in Indonesia.

Second, value is beginning to emerge in Asian stock markets. Blue-chip companies with excellent management teams and strong track records are currently trading at very attractive levels. We expect 1998 will be a year of adjustment and transition, eventually leading to recovery in the region. Once the dust settles and stability is reached, we hope to take advantage of this trend by accumulating shares in some of these undervalued blue-chips.

We genuinely appreciate your patience and thank you for your trust in our investment management approach.

Sincerely,



/s/  Scott E. Kalb                      /s/  David Ishibashi

     Scott E. Kalb                           David Ishibashi
     Vice President                          Vice President

November 26, 1997

--------------------------------------------------------------------------------
16                                            1997 Annual Report to Shareholders

================================================================================================================================
Historical Performance -- Class A Shares
================================================================================================================================
                                                                           Net Asset Value
                                                                       -----------------------
                                                                       Beginning         End             Income         Total
Year Ended                                                              of Year        of Year          Dividends     Returns(1)
================================================================================================================================
10/31/97                                                                $10.18          $ 8.46           $0.00         (16.90)%
--------------------------------------------------------------------------------------------------------------------------------
10/31/96                                                                 10.07           10.18            0.00           1.09
--------------------------------------------------------------------------------------------------------------------------------
10/31/95                                                                 12.92           10.07            0.00         (22.06)
--------------------------------------------------------------------------------------------------------------------------------
Inception*-- 10/31/94                                                    12.50           12.92            0.00          3.36+
================================================================================================================================
  Total                                                                                                  $0.00
================================================================================================================================

================================================================================================================================
Historical Performance -- Class B Shares
================================================================================================================================
                                                                           Net Asset Value
                                                                       -----------------------
                                                                       Beginning         End             Income         Total
Year Ended                                                              of Year        of Year          Dividends     Returns(1)
================================================================================================================================
10/31/97                                                                $10.01          $ 8.25           $0.00         (17.58)%
--------------------------------------------------------------------------------------------------------------------------------
10/31/96                                                                  9.99           10.01            0.00           0.20
--------------------------------------------------------------------------------------------------------------------------------
Inception*-- 10/31/95                                                    12.64            9.99            0.00         (20.97)+
================================================================================================================================
  Total                                                                                                  $0.00
================================================================================================================================

================================================================================================================================
Historical Performance -- Class C Shares
================================================================================================================================
                                                                           Net Asset Value
                                                                       -----------------------
                                                                       Beginning         End             Income         Total
Year Ended                                                              of Year        of Year          Dividends     Returns(1)
================================================================================================================================
10/31/97                                                                $ 9.98          $ 8.21           $0.00         (17.74)%
--------------------------------------------------------------------------------------------------------------------------------
10/31/96                                                                  9.95            9.98            0.00           0.30
--------------------------------------------------------------------------------------------------------------------------------
10/31/95                                                                 12.86            9.95            0.00         (22.63)
--------------------------------------------------------------------------------------------------------------------------------
Inception*--10/31/94                                                     12.50           12.86            0.00          2.88+
================================================================================================================================
  Total                                                                                                  $0.00
================================================================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                17

===========================================================================================================================
Average Annual Total Return
===========================================================================================================================
                                                                                       Without Sales Charge(1)
                                                                             ----------------------------------------------
                                                                              Class A           Class B           Class C
===========================================================================================================================
Year Ended 10/31/97                                                           (16.90)%          (17.58)%          (17.74)%
---------------------------------------------------------------------------------------------------------------------------
Inception* through 10/31/97                                                    (9.93)           (13.32)           (10.68)
===========================================================================================================================

                                                                                       With Sales Charge(2)
                                                                             ----------------------------------------------
                                                                              Class A           Class B           Class C
===========================================================================================================================
Year Ended 10/31/97                                                           (21.08)%          (21.70)%          (18.56)%
---------------------------------------------------------------------------------------------------------------------------
Inception* through 10/31/97                                                   (11.17)           (14.21)           (10.68)
===========================================================================================================================

===========================================================================================================================
Cumulative Total Return
===========================================================================================================================
                                                                                       Without Sales Charge(1)
===========================================================================================================================
Class A (Inception* through 10/31/97)                                                           (32.32)%
---------------------------------------------------------------------------------------------------------------------------
Class B (Inception* through 10/31/97)                                                           (34.73)
---------------------------------------------------------------------------------------------------------------------------
Class C (Inception* through 10/31/97)                                                           (34.32)
===========================================================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B and C shares are February 7, 1994, November 7, 1994 and February 11, 1994, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
18                                            1997 Annual Report to Shareholders

================================================================================
Pacific Portfolio at a Glance (unaudited)
================================================================================
Growth of $10,000 Invested in Class A Shares of the
Pacific Portfolio vs. MSCI All Country Asia Pacific Index+
--------------------------------------------------------------------------------

                           February 1994--October 1997

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]


                      Pacific Portfolio     MSCI All Country Asia Pacific Index

Feb 7, 1994                 9,549                         10,000
Apr 1994                    9,465                         10,012
Oct 1994                    9,870                         10,716
Apr 1995                    8,121                         10,248
Oct 1995                    7,693                          9,438
Apr 1996                    8,579                         11,076
Oct 1996                    7,777                          9,650
Apr 1997                    8,289                          8,873
Oct 31, 1997                6,463                          7,703


+ Hypothetical illustration of $10,000 invested in Class A shares at inception on February 7, 1994, assuming deduction of the maximum 4.50% sales charge at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1997. The Morgan Stanley Capital International ("MSCI") All Country Asia Pacific Index is a composite portfolio consisting of equity total returns for the countries of Australia, New Zealand and countries in the Far East. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


================================================================================
Top Ten Holdings*                                         As of October 31, 1997
================================================================================
  1. Shohkoh Fund & Co. Ltd.                                               4.4%
--------------------------------------------------------------------------------
  2. Hong Kong & China Gas Co. Ltd                                         3.7
--------------------------------------------------------------------------------
  3. Hutchinson Whampoa Ltd.                                               3.6
--------------------------------------------------------------------------------
  4. Seven-Eleven Japan Co. Ltd.                                           3.1
--------------------------------------------------------------------------------
  5. Fuji Photo Film Co.                                                   3.0
--------------------------------------------------------------------------------
  6. Sumitomo Realty & Development Co.                                     3.0
--------------------------------------------------------------------------------
  7. Bejing Datang Power Generation Co. Ltd.                               2.9
--------------------------------------------------------------------------------
  8. Coca-Cola Amatil Ltd.                                                 2.9
--------------------------------------------------------------------------------
  9. Mahindra & Mahindra Ltd. GDR                                          2.9
--------------------------------------------------------------------------------
 10. Murata Manufacturing Co. Ltd.                                         2.8
--------------------------------------------------------------------------------

*    As a percentage of total investments.


================================================================================
Investment Allocation as of October 31, 1997*
================================================================================

  [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

          Hong Kong ...........................   16.2%
          Japan ...............................   28.0%
          Malaysia ............................    4.8%
          Australia ...........................    6.3%
          Thailand ............................    5.5%
          Indonesia ...........................    8.0%
          Singapore ...........................   12.0%
          Other ...............................   11.2%
          Repurchase Agreement ................    8.0%

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                19

================================================================================
A Roundtable Discussion
with Portfolio Managers Scott E. Kalb,
Donald Elefson and Rein W. van der Does
================================================================================


================================================================================
ASIA
================================================================================


[MAP OF ASIA]


" I don't think these countries are going to sink into the ocean and disappear.
  I believe that they have pretty good economic engines and that they will survive and prosper."

                                                                      SCOTT KALB
                                                               Portfolio Manager
                                                               Pacific Portfolio


What happened in Asia?

Scott: I think there were two problems in Asia. First, over the past few years, companies in a lot of Asian countries borrowed too much money and became overleveraged. Asian banks did little to discourage this build-up of leverage, and became overextended themselves, while local governments had poor regulatory frameworks to control capital flows effectively. The second problem is that a lot of this borrowed capital was invested unwisely, either in non-productive assets, like property or stock, or needless capacity expansions. Such investments did little to strengthen the underlying economies of these countries. In a sense, many Asian companies turned away from their original strength, which is using trade as an engine for economic growth. Instead, Asia's markets turned inward and put their money into domestic, nonproductive assets.

Don: I agree with Scott. In my view, one problem became the availability of too much easy capital. Many of these Asian countries tied their currencies to the U.S. dollar. That means, if you invested in Asian assets, you didn't take any currency risk and currency is a major aspect of risk with respect to international investing. As a result, more money flows into the system and the cycle keeps growing. Money chases money without exposure to the full risk spectrum. When there is no release valve in a currency, it shows up as inflation.

And how did this inflationary environment lead to currency devaluation?

Don: Say I'm a Thai company. I borrow money from a bank which I will pay back in dollars. Inflation rises, profits get narrowed, and all of a sudden I'm not generating enough revenue to pay back those dollars. Then you have devaluation. I believe it was correct for many of these countries to maintain the currency peg to the U.S. dollar in the beginning to build foreign market share; but the treatment for the "disease" ran a little too long.

In the aftermath of the currency devaluations, how do you view Asia's economic future?

Scott: What we have seen is a shakeout of overinflated property and financial assets. Now, currencies have to be devalued, current account deficits have to be corrected and interest rates have to be raised. But I think all of this ultimately will prove positive.

After undergoing a period of adjustment (which could take a couple of years) Asian countries should emerge that much stronger. I don't think any of these countries are going to sink into the ocean and disappear. I believe that they have pretty good economic engines and that they should survive and prosper.

Are you finding more buying opportunities now?

Don: Yes. For instance, we have never invested much in certain sectors such as telecommunication stocks because they were always believed to be too expensive. In an inflationary environment, profits of telephone companies tend to get squeezed by rising costs without a commensurate rise in rates. However, with the fall in Asia's markets, the uncertainty in Latin American markets and a slowing inflation rate in the U.S., I believe we could be heading for global disinflation, if not deflation. If this is true, then it will lower the overall cost

--------------------------------------------------------------------------------
20                                            1997 Annual Report to Shareholders
structure of these companies. Moreover, it will also lower the pricing power of most companies. But that's not true with respect to telecommunications. These companies have always focused on their rate increases. It has never been a question of rates coming down.

This is a situation that fits the kind of earnings story we look for--lower costs driving earnings. Right now, many of these telecommunication stocks are some of the best buys I have seen in a long time.


================================================================================
EMERGING
MARKETS
================================================================================


[THREE MAPS OF LATIN AMERICA AND MEXICO]


" Stay globally diversified. Don't invest in only one region or country. The only thing that I can guarantee is that somewhere it will happen again. That's why it is important to maintain a long-term investment horizon."

                                                                     DON ELEFSON
                                                               Portfolio Manager
                                                      Emerging Markets Portfolio


Why was Latin America affected by the Asian crisis?

Scott: Whenever there is a fundamental economic or stock market shock, emerging markets as a whole tend to get hit harder because they are smaller, and, therefore, more vulnerable to the movement of capital. When investors see a crisis developing in one region, they may decide to pull money out of emerging markets in general, which has a big impact on every market. It wasn't just Latin America that got hit. The pain was shared basically everywhere.

Don: You're right, Scott. I also think that once speculators saw the first indicator of a weak or precarious currency in one region, they went searching for other signs of weakness. What these currency speculators look for is something called a current account deficit. That basically means that imports are greater than exports. And if more money is flowing out than coming in, then it shows that you are depleting reserves, which is a sign that your products may not be competitive and your local currency may be overvalued relative to your trading partners. So, countries with current account deficit problems came under intense scrutiny.

In the case of Latin America, Brazil, which is the largest economy in the region, also had a linked currency and a mounting current account deficit. But unlike Thailand, Brazil was importing to increase their productive capacity and consequently should be able to work themselves out of trouble fairly quickly.

Scott: Again, that's why I think much of the recent turmoil is a short-term phenomenon. Once we move past the first stages of the crisis, investors will return to the financial fundamentals and that will become the main criteria for investment decision making.

How do you view the prospects for Latin America?

Scott: I think they are excellent. Mexico is recovering nicely and should continue to do so. After the peso devaluation and subsequent recession, Mexico has emerged with an effective economic policy. It also has benefited from the strength of the U.S. economy and NAFTA.

Don: Absolutely. I might add that the Mexican economy recovered faster than most people thought it would. The recovery there has been financed, for the most part, by the Mexican worker who has been accepting wage increases lower than the rate of inflation. My main concern for Mexico is what will happen when workers demand a payback for this sacrifice. That's why I think this currency crisis may be very beneficial for Mexico. It may put a little fear into Mexican labor unions and remind them not to push so hard that they drive the country back into recession.

And what about the countries to the south of Mexico?

Scott: Brazil is the country that is most at risk at the moment. They are in desperate need of fiscal reform. However, officials there have introduced a fiscal package that I think will make a big difference. In the short run, high interest rates may slow growth considerably. But in the long term, public sector reform and privatization should be the mainspring of future economic growth in Brazil.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                21

Chile was probably most affected by events in Asia because its Pacific coastline encourages more trade with Asia than its neighbors. Argentina has proven to have a very effective monetary policy and authorities there have been very successful in managing inflation, although growth may slow next year due to lower trade with Brazil.

Any lessons for investors from the Mexican peso devaluation two years ago?

Don: Stay globally diversified. Don't invest in only one region or country. The only thing that I can guarantee is that somewhere it will happen again. That's why it's important to maintain a long-term investment horizon. I believe that patient international investors will be well rewarded over the long term.

Russia and the Eastern European countries have had very strong stock market performances over the last two years. How have they held up during the global turbulence?

Don: These countries have also been rained on by the global storm. Although it is true that the Russian stock market has recently given up a large portion of its huge gains amassed over the last two years, the country remains fundamentally sound. Russian companies continue to improve their management practices and their product lines. Moreover, Russia is poised for GDP growth for the first time next year; inflation is coming down and the government there has never had such political stability.

The Eastern European nations of Poland, Hungary and the Czech Republic are also coming into their own. At the same time, they are becoming more and more integrated into Western Europe. In fact, I expect that the Czech Republic could become a member of the European Union in the next few years.


================================================================================
EUROPE
================================================================================


[MAP OF EUROPE]


" We are beginning to see the emergence of a true shareholder's culture in Europe. Many European companies are focusing more and more on the bottom line and are undergoing the kind of restructuring that we saw among U.S. companies in the Eighties and Nineties."

                                                               REIN VAN DER DOES
                                                               Portfolio Manager
                                                              European Portfolio


Rein, how has the continued drive toward a common European currency affected the markets there?

Rein: One of the positive effects of the European Monetary Union, or EMU, has been to bring down interest rates. Over the last six years, interest rates across the Continent have come down quite substantially. For example, long-term interest rates in Germany, which is the largest economy in Europe, dropped from roughly 9.5% in 1992 to around 5.4% presently. That is a significant drop. As the deadline for first-round membership in EMU approaches (i.e., May 1998), interest rates across the continent should tend to settle down to similar levels.

Voters in both Great Britain and France returned more labor-oriented governments to power, partially in response to the high unemployment in those countries. Have these political developments threatened the EMU?

Rein: No, I don't think so. Labor governments generally work better with unions than nonlabor administrations. If we look at Australia, for example, the best time for Australian markets has been when

--------------------------------------------------------------------------------
22                                            1997 Annual Report to Shareholders

Labor is in power there. When Mssr. Jospin was campaigning, he announced that he wanted Italy, Spain and Portugal to also join the EMU in the first phase. Following the election, interest rates in Italy began to fall. So, this has been very favorable for the EMU.

England is a different story because it has elected not to be part of the first round of EMU membership, although it could join in upcoming rounds. I might add that if England keeps doing what they are doing, it runs the risk of becoming a little island off the coast of Continental Europe.

Do you feel that the Asian crisis will have an impact on European stock markets?

Rein: Clearly, it will have some impact; but it should be marginal. The U.S. and Europe are the most important export markets for European companies, with Asia making up a relatively small portion of trade.

Would you agree that Europe may be an excellent opportunity for investors now?

Rein: Very much so. We are beginning to see the emergence of a true shareholder's culture in Europe. Many European companies are focusing more and more on the bottom line and are undergoing the kind of restructuring that we saw among U.S. companies in the Eighties and Nineties. Moreover, the privatization of state-owned industries and pension plans should only increase the demand for European stocks.

Gentlemen, thank you for spending some time with us today.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                23

===========================================================================================================================
Schedules of Investments                                                                                   October 31, 1997
===========================================================================================================================

                                                 EMERGING MARKETS PORTFOLIO

        SHARES                                                     SECURITY                                      VALUE
===========================================================================================================================
STOCKS -- 91.8%
Argentina -- 4.2%
              19,028       Banco de Galicia y Buenos Aires SA de CV ADR                                       $   461,132
              16,500       Disco SA ADR*                                                                          668,250
              44,609       Perez Companc SA                                                                       278,527
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                1,407,909
---------------------------------------------------------------------------------------------------------------------------
Brazil -- 12.9%
              31,000       Aracruz Celulose SA ADR                                                                467,558
             851,000       Cia Cervejaria Brahma Preferred*                                                       539,546
         927,900,000       Cia Electricidade do Estado do Rio de Janeiro*                                         580,726
          42,100,000       Cia Paranaense de Energia-Copel Preferred*                                             508,255
          15,400,000       Cia Siderurgica Nacional                                                               558,730
           1,250,000       Cia Tecidos Norte de Minas-- Coteminas Preferred                                       464,841
           1,150,000       Empresa Nacional de Comercio Redito E Participacoes SA Preferred*                            0
           2,100,000       Petroleo Brasileiro SA Preferred                                                       390,476
               3,500       SV Engenharia Preferred SA*                                                             13,016
             286,100       Tectoy Industria de Brinquedos SA Preferred*                                            55,793
               6,020       Telecomunicacoes Brasileiras SA-- Telebras ADR                                         611,030
             436,646       Telecomunicacoes de Brasilia SA Preferred                                              176,243
             181,457       Telecomunicacoes do Rio de Janeiro SA Rights Preferred*                                  1,646
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                4,367,860
---------------------------------------------------------------------------------------------------------------------------
Chile -- 3.8%
              22,000       Administradora de Fondos de Pensiones Provida SA ADR                                   368,500
               8,300       Sociedad Quimica y Minera de Chile SA ADR                                              430,563
              18,200       Vina Concha y Toro SA ADR                                                              495,950
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                1,295,013
---------------------------------------------------------------------------------------------------------------------------
China -- 1.3%
           1,050,000       Shanghai China International Travel Service Co., Ltd.                                  430,500
---------------------------------------------------------------------------------------------------------------------------
Czech Republic -- 1.2%
               1,901       Ceska Zbrojovka AS                                                                     102,497
               2,655       SPT Telecom AS*                                                                        305,774
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  408,271
---------------------------------------------------------------------------------------------------------------------------
Egypt -- 2.0%
              24,500       Al-Ahram Beverages Co. SAE GDR*                                                        673,750
---------------------------------------------------------------------------------------------------------------------------
Greece -- 1.4%
              70,000       Lavipharm SA                                                                           472,989
---------------------------------------------------------------------------------------------------------------------------
Hong Kong -- 9.7%
             600,000       Anhui Conch Cement Co., Ltd., Class H Shares*                                          127,304
              30,000       Bengang Steel Plates Co., Ltd., Class B Shares*                                          8,888
             790,000       First Tractor Co., Ltd., Class H Shares*                                               613,235
             445,000       Guangdong Kelon Electrical Holdings Co., Class H Shares                                564,202
              10,000       HSBC Holdings PLC                                                                      226,405
             789,920       Hubei Sanonda Co., Ltd., Class B Shares*                                               327,026
             916,000       Qingling Motors Co., Class H Shares*                                                   598,460

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
24                                            1997 Annual Report to Shareholders

===========================================================================================================================
Schedules of Investments (continued)                                                                       October 31, 1997
===========================================================================================================================

                                                 EMERGING MARKETS PORTFOLIO

        SHARES                                                     SECURITY                                      VALUE
===========================================================================================================================
Hong Kong -- 9.7% (continued)
             457,000       Shandong Chenming Paper Holdings Ltd., Class B Shares*                             $   390,219
             310,000       Shenzhen Fangda Co., Ltd., Class B Shares                                              415,098
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                3,270,837
---------------------------------------------------------------------------------------------------------------------------
Hungary -- 3.5%
             221,932       Fotex RT*                                                                              247,701
               5,218       Graboplast RT                                                                          281,800
               6,276       Pannonplast RT                                                                         345,362
               3,400       Richter Gedeon RT                                                                      313,026
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                1,187,889
---------------------------------------------------------------------------------------------------------------------------
India -- 2.7%
              16,700       Hindalco Industries Ltd. GDR                                                           482,630
              34,900       Larsen & Toubro Ltd. GDR*                                                              366,450
               5,000       Videsh Sanchar Nigam Ltd. GDR                                                           69,000
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  918,080
---------------------------------------------------------------------------------------------------------------------------
Indonesia -- 2.0%
           1,724,530       PT Indah Kiat Pulp & Paper Corp.                                                       657,761
             108,336       PT Indah Kiat Pulp & Paper Corp. Warrants, Expire 7/11/02*                               9,015
                  99       PT Steady Safe Transportation                                                               27
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  666,803
---------------------------------------------------------------------------------------------------------------------------
Malaysia -- 0.6%
              66,000       Genting Berhad                                                                         185,194
---------------------------------------------------------------------------------------------------------------------------
Mexico -- 17.3%
             116,600       Cemex SA de CV, Class B Shares                                                         506,836
             495,000       Cintra SA*                                                                             462,078
              90,160       Corporacion GEO SA de CV, Class B Shares*                                              483,994
             104,000       Empresas La Moderna SA de CV*                                                          505,796
              20,000       Grupo Elektra SA de CV GDR                                                             536,250
             229,000       Grupo Financiero Banamex Accival SA de CV (Banacci), Class B Shares*                   456,912
              19,700       Grupo Imsa SA de CV ADR                                                                469,106
              32,000       Grupo Industrial Durango SA ADR*                                                       416,000
             711,400       Grupo Posadas SA Series L*                                                             380,202
              19,900       Grupo Televisa SA GDR*                                                                 626,850
              12,600       Hylsamex SA GDR*                                                                       485,100
               2,000       Hylsamex SA GDR*+                                                                       77,000
              25,000       Industrias Bachoco SA ADR*                                                             425,000
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                5,831,124
---------------------------------------------------------------------------------------------------------------------------
Peru -- 2.2%
              18,133       Fabricacion Industrial de Maquinaria SA                                                  2,141
             709,490       Ferreyros SA                                                                           733,052
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  735,193
---------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                25

===========================================================================================================================
Schedules of Investments (continued)                                                                       October 31, 1997
===========================================================================================================================

                                                 EMERGING MARKETS PORTFOLIO

        SHARES                                                     SECURITY                                      VALUE
===========================================================================================================================
Poland -- 5.7%
               2,760       Bank Slaski SA                                                                     $   160,769
              16,870       Debica SA                                                                              445,349
               8,200       E. Wedel SA                                                                            395,294
              51,200       Elektrim Spolka Akcyjna SA                                                             481,882
               8,500       Polish National Investment Fund*                                                       317,073
              56,100       Swarzedzkie Fabryk Mebli SA*                                                           122,341
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                1,922,708
---------------------------------------------------------------------------------------------------------------------------
Portugal -- 2.4%
              31,000       Colep-Companhia Portuguesa de Embalagens*                                              449,459
              44,000       Lusomundo-SGPS SA Preferred                                                            373,552
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  823,011
---------------------------------------------------------------------------------------------------------------------------
Russia -- 6.3%
                  28       ING Baring Russian Regional Telecom Basket+                                            308,033
              31,000       Irkutskenergo ADR                                                                      434,000
              12,000       Mosenergo ADR                                                                          510,000
              50,000       Surgutneftegaz ADR                                                                     468,750
              12,250       Unified Energy Systems GDR*                                                            407,925
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                2,128,708
---------------------------------------------------------------------------------------------------------------------------
South Africa -- 3.1%
             561,292       Metro Cash & Carry Ltd.                                                                542,339
              43,000       Sasol Ltd.                                                                             518,234
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                1,060,573
---------------------------------------------------------------------------------------------------------------------------
South Korea -- 1.9%
               5,200       Comtec Systems Co., Ltd.*                                                              308,292
               3,000       Lotte Confectionery Co.                                                                342,040
                  12       Seah Steel Corp.                                                                           146
                 162       Woongjin Publishing Co.                                                                  5,054
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  655,532
---------------------------------------------------------------------------------------------------------------------------
Sri Lanka -- 2.0%
             100,440       John Keells Holdings Ltd.                                                              512,492
             468,600       Lanka Walltile Ltd.*                                                                   152,868
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  665,360
---------------------------------------------------------------------------------------------------------------------------
Thailand -- 0.3%
              25,400       Thai Engine Manufacturing Public Co. Ltd.*                                              86,060
---------------------------------------------------------------------------------------------------------------------------
Turkey -- 5.3%
             415,000       Brisa Bridgestone Sabanci Lastik Sanayi ve Ticaret AS                                  411,608
           1,382,500       Ege Biracilik Ve Malt Sanayii AS                                                       271,226
             150,000       Kepez Elektrik TAS                                                                     743,869
           2,187,500       Turk Sise ve Cam Fabrikalari AS*                                                       375,511
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                1,802,214
---------------------------------------------------------------------------------------------------------------------------
                           TOTAL STOCKS
                           (Cost-- $30,209,917)                                                                30,995,578
===========================================================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
26                                            1997 Annual Report to Shareholders

===========================================================================================================================
Schedules of Investments (continued)                                                                       October 31, 1997
===========================================================================================================================

                                                 EMERGING MARKETS PORTFOLIO

         FACE
        AMOUNT                                                     SECURITY                                      VALUE
===========================================================================================================================
CONVERTIBLE BONDS -- 0.8%
China -- 0.5%
         $   150,000       Quingling Motors Ltd., 3.500% due 1/22/02                                          $   168,690
---------------------------------------------------------------------------------------------------------------------------
Taiwan -- 0.3%
             100,000       Primax Electronics Ltd., 0.500% due 9/30/04                                             91,500
---------------------------------------------------------------------------------------------------------------------------
                           TOTAL CONVERTIBLE BONDS
                           (Cost-- $250,000)                                                                      260,190
===========================================================================================================================
REPURCHASE AGREEMENT -- 7.4%
           2,500,000       CIBC Wood Gundy Securities Inc., 5.590% due 11/3/97; Proceeds at
                           maturity -- $2,501,165; (Fully collateralized by U.S. Treasury Notes,
                           6.125% due 5/15/98; Market value-- $2,550,362) (Cost-- $2,500,000)                   2,500,000
===========================================================================================================================
                           TOTAL INVESTMENTS -- 100%
                           (Cost-- $32,959,917**)                                                             $33,755,768
===========================================================================================================================

*    Non-income producing security.

+ Security is exempt from registration under Rule 144A of the Securities Exchange Act of 1933. This security may be resold in transactions that are exempt from registration to qualified institutional buyers.

**   Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                27

===========================================================================================================================
Schedules of Investments (continued)                                                                       October 31, 1997
===========================================================================================================================

                                                    EUROPEAN PORTFOLIO

        SHARES                                                     SECURITY                                      VALUE
===========================================================================================================================
STOCKS -- 100.0%
Austria -- 4.5%
              12,000       VA Technologie AG                                                                  $ 2,132,739
---------------------------------------------------------------------------------------------------------------------------
Canada -- 0.1%
             242,957       International UNP Holdings Ltd.*                                                        25,002
---------------------------------------------------------------------------------------------------------------------------
Finland -- 9.7%
              40,000       Nokia Oyj, Class A Shares                                                            3,530,000
              25,000       Orion-yhtyma OY, Class B Shares                                                        924,080
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                4,454,080
---------------------------------------------------------------------------------------------------------------------------
France -- 16.5%
              10,000       Atos SA*                                                                             1,125,781
              15,000       Cap Gemini SA                                                                        1,193,539
               8,623       Castorama Dubois Investisse                                                            900,351
              10,000       Christian Dior SA                                                                    1,111,883
              10,254       Guilbert SA                                                                          1,341,429
                 982       Lagardere SCA                                                                           28,303
              17,029       Total SA, Class B Shares                                                             1,893,426
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                7,594,712
---------------------------------------------------------------------------------------------------------------------------
Germany -- 14.1%
               2,700       Buderus AG                                                                           1,311,487
              33,000       Leica Camera AG                                                                        762,157
               4,000       Mannesmann AG                                                                        1,696,589
               7,000       Schmalbach-Lubeca AG                                                                 1,303,527
              10,000       SGL Carbon AG                                                                        1,426,414
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                6,500,174
---------------------------------------------------------------------------------------------------------------------------
Ireland -- 4.6%
             358,332       Independent Newspapers PLC                                                           2,102,381
---------------------------------------------------------------------------------------------------------------------------
Italy -- 4.5%
              20,000       Gucci Group NV-- NY Registered Shares                                                  727,500
              60,000       Industrie Natuzzi S.p.A. ADR                                                         1,342,500
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                2,070,000
---------------------------------------------------------------------------------------------------------------------------
Netherlands -- 21.6%
              25,000       Content Beheer NV                                                                      785,799
              70,000       Fugro NV                                                                             2,470,758
              41,472       Hunter Douglas NV                                                                    1,709,569
              62,800       Koninklijke Ahrend Groep NV                                                          2,093,658
              25,000       Randstad Holdings NV                                                                   998,351
              40,930       Samas Groep NV CVA                                                                   1,866,494
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                9,924,629
---------------------------------------------------------------------------------------------------------------------------
Norway -- 5.6%
             100,000       Tomra Systems ASA                                                                    2,571,209
---------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
28                                            1997 Annual Report to Shareholders

===========================================================================================================================
Schedules of Investments (continued)                                                                       October 31, 1997
===========================================================================================================================

                                                    EUROPEAN PORTFOLIO

        SHARES                                                     SECURITY                                      VALUE
===========================================================================================================================
Spain -- 4.7%
              30,000       Amper SA*                                                                          $   869,909
               4,250       Azkoyen SA                                                                             468,096
              30,800       Telefonica de Espana                                                                   841,194
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                2,179,199
---------------------------------------------------------------------------------------------------------------------------
Switzerland -- 6.3%
               1,664       Novartis AG                                                                          2,613,257
               1,000       Sulzer Medica AG*                                                                      272,128
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                2,885,385
---------------------------------------------------------------------------------------------------------------------------
United Kingdom -- 7.8%
             100,000       CMG PLC                                                                              2,322,500
             120,000       Compass Group PLC                                                                    1,262,702
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                3,585,202
---------------------------------------------------------------------------------------------------------------------------
                           TOTAL INVESTMENTS -- 100%
                           (Cost-- $29,361,641**)                                                             $46,024,712
===========================================================================================================================

*    Non-income producing security.

**   Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                29

===========================================================================================================================
Schedules of Investments (continued)                                                                       October 31, 1997
===========================================================================================================================

                                                     PACIFIC PORTFOLIO

        SHARES                                                     SECURITY                                      VALUE
===========================================================================================================================
STOCKS -- 88.8%
Australia -- 6.3%
               5,000       Australia & New Zealand Banking Group Ltd. ADR                                     $   174,376
              28,404       Coca-Cola Amatil Ltd.                                                                  214,235
              20,000       Leighton Holdings Ltd.                                                                  74,014
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  462,625
---------------------------------------------------------------------------------------------------------------------------
Hong Kong -- 16.2%
             420,000       Beijing Datang Power Generation Co. Ltd.*                                              211,916
             115,000       Guangdong Kelon Electrical Holdings Co.                                                145,805
              70,000       Guangnan Holdings                                                                       64,299
             142,000       Hong Kong & China Gas Co. Ltd.                                                         268,219
                 108       HSBC Holdings PLC                                                                        2,445
              38,000       Hutchison Whampoa Ltd.                                                                 263,018
              17,000       Shanghai Industrial Holdings Ltd.                                                       75,658
              75,000       VTech Holdings Ltd.                                                                    146,516
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                1,177,876
---------------------------------------------------------------------------------------------------------------------------
India -- 3.8%
              20,000       Mahindra & Mahindra Ltd. GDR+                                                          210,000
               5,000       Videsh Sanchar Nigam Ltd. GDR+                                                          69,000
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  279,000
---------------------------------------------------------------------------------------------------------------------------
Indonesia -- 8.0%
               7,000       Gulf Indonesia Resources Ltd.*                                                         147,000
             150,000       PT Bimantara Citra                                                                     137,309
             100,000       PT Daya Guna Samudera                                                                  128,988
              30,000       PT Fiskaragung Perkasa                                                                  12,482
             420,000       PT Indah Kiat Pulp & Paper Corp.                                                       160,195
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  585,974
---------------------------------------------------------------------------------------------------------------------------
Japan -- 28.0%
               1,300       Advantest Corp.                                                                        107,549
               6,000       Fuji Photo Film Co.                                                                    217,510
               4,000       Meitec                                                                                 118,067
              17,000       Minebea Co. Ltd.                                                                       169,619
               5,000       Murata Manufacturing Co. Ltd.                                                          202,877
               5,000       Noritsu Koki Co. Ltd.                                                                  166,293
               2,000       Rohm Co. Ltd.                                                                          197,888
               3,000       Seven-Eleven Japan Co. Ltd.                                                            224,495
               1,000       Shohkoh Fund & Co. Ltd.                                                                324,271
               1,100       Sony Corp.                                                                              91,369
              30,000       Sumitomo Realty & Development Co.                                                      219,257
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                2,039,195
---------------------------------------------------------------------------------------------------------------------------
Malaysia -- 4.8%
              70,700       Hap Seng Consolidated Berhad                                                           110,799
              58,000       Kuala Lumpur Kepong Berhad                                                             138,507
              60,000       Muhibbah Engineering Berhad                                                            103,880
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  353,186
---------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
30                                            1997 Annual Report to Shareholders

===========================================================================================================================
Schedules of Investments (continued)                                                                       October 31, 1997
===========================================================================================================================

                                                     PACIFIC PORTFOLIO

        SHARES                                                     SECURITY                                      VALUE
===========================================================================================================================
Philippines -- 1.5%
             600,000       SM Prime Holdings Inc.                                                             $   105,159
---------------------------------------------------------------------------------------------------------------------------
Singapore-- 12.0%
               3,000       Creative Technology Ltd.*                                                               76,288
              68,000       Datacraft Asia Ltd.                                                                    155,040
              28,000       Elec & Eltek International Holdings Ltd.*                                              201,600
             141,000       GPE Industries Ltd.                                                                     99,406
             140,000       Lindeteves-Jacoberg Ltd.                                                               151,303
              26,000       Parkway Holdings Ltd.                                                                   65,786
              36,000       Venture Manufacturing Ltd.                                                             123,585
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  873,008
---------------------------------------------------------------------------------------------------------------------------
South Korea -- 2.7%
               2,359       LG Information & Communication Ltd.                                                    134,968
               1,524       Samsung Electronics Co.                                                                 60,664
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  195,632
---------------------------------------------------------------------------------------------------------------------------
Thailand -- 5.5%
              47,300       Circuit Electronic Industries PLC                                                       41,506
              20,000       Delta Electronics PLC                                                                  165,753
              39,900       GSS Array Technology PLC*                                                               78,778
              16,000       K.R. Precision PLC                                                                     117,002
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                  403,039
---------------------------------------------------------------------------------------------------------------------------
                           TOTAL STOCKS
                           (Cost-- $6,721,275)                                                                  6,474,694
===========================================================================================================================

         FACE
        AMOUNT                                                     SECURITY                                      VALUE
===========================================================================================================================
CONVERTIBLE BONDS -- 3.2%
Taiwan -- 3.2%
            $ 50,000       Primax Electronics Ltd., 0.500% due 9/30/04+                                            45,750
             200,000       Siliconware Precision Industries, 0.500% due 7/21/04+                                  190,000
---------------------------------------------------------------------------------------------------------------------------
                           TOTAL BONDS
                           (Cost-- $250,000)                                                                      235,750
===========================================================================================================================
REPURCHASE AGREEMENT -- 8.0%
             586,000       CIBC Wood Gundy Securities Inc., 5.590% due 11/3/97; Proceeds at
                           maturity -- $586,272; (Fully collateralized by U.S. Treasury Notes,
                           6.125% due 5/15/98; Market value-- $598,386) (Cost-- $586,000)                         586,000
===========================================================================================================================
                           TOTAL INVESTMENTS -- 100%
                           (Cost-- $7,557,275**)                                                              $ 7,296,444
===========================================================================================================================

*    Non-income producing security.

+ Security is exempt from registration under Rule 144A of the Securities Exchange Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

**   Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                31

====================================================================================================================================

Statements of Assets and Liabilities                                                                                October 31, 1997

====================================================================================================================================


                                                                               Emerging
                                                                                Markets            European                Pacific
                                                                               Portfolio           Portfolio              Portfolio
====================================================================================================================================

ASSETS:
     Investments, at cost                                                      $32,959,917         $29,361,641          $ 7,557,275
     Foreign currency, at cost                                                     508,663               6,871               18,009
====================================================================================================================================

     Investments, at value                                                     $33,755,768         $46,024,712          $ 7,296,444
     Foreign currency, at value                                                    504,970               7,033               16,817
     Cash                                                                          270,131             272,861               11,269
     Receivable for securities sold                                              2,921,499                  --               91,561
     Receivable for Fund shares sold                                                71,222             258,954            2,652,835
     Dividends and interest receivable                                              37,102             131,325                7,422
     Receivable for open forward foreign currency contracts                          3,054                  --                  165
     Receivable from manager                                                            --                  --               44,915
------------------------------------------------------------------------------------------------------------------------------------

     Total Assets                                                               37,563,746          46,694,885           10,121,428
------------------------------------------------------------------------------------------------------------------------------------


LIABILITIES:
     Payable for securities purchased                                              816,189                  --              196,409
     Payable for Fund shares purchased                                             124,037             109,263                8,472
     Management fees payable                                                        35,793              35,241                   --
     Distribution fees payable                                                       8,937               9,883                3,029
     Payable for open forward foreign currency contracts                                25                  --                   --
     Accrued expenses                                                               93,995              91,647              112,822
------------------------------------------------------------------------------------------------------------------------------------

     Total Liabilities                                                           1,078,976             246,034              320,732
------------------------------------------------------------------------------------------------------------------------------------

Total Net Assets                                                               $36,484,770         $46,448,851          $ 9,800,696
====================================================================================================================================


NET ASSETS:
     Par value of capital shares                                                   $ 2,966             $ 2,579              $ 1,175
     Capital paid in excess of par value                                        36,698,659          28,818,518           12,415,118
     Accumulated net investment loss                                                    --                  --             (133,696)

     Accumulated net realized gain (loss) from
        security transactions and foreign currencies                              (995,376)            970,197           (2,224,450)

     Net unrealized appreciation (depreciation)
        of investments and foreign currencies                                      778,521          16,657,557             (257,451)

------------------------------------------------------------------------------------------------------------------------------------

     Total Net Assets                                                          $36,484,770         $46,448,851          $ 9,800,696
====================================================================================================================================

Shares Outstanding:
     Class A                                                                     1,128,346             774,504              561,460
     -------------------------------------------------------------------------------------------------------------------------------

     Class B                                                                     1,482,729           1,630,863              431,415
     -------------------------------------------------------------------------------------------------------------------------------

     Class C                                                                       354,520             174,062              181,859
     -------------------------------------------------------------------------------------------------------------------------------

Net Asset Value:
     Class A (and redemption price)                                                 $12.45              $18.23                $8.46
     -------------------------------------------------------------------------------------------------------------------------------

     Class B *                                                                      $12.21              $17.92                $8.25
     -------------------------------------------------------------------------------------------------------------------------------

     Class C **                                                                     $12.22              $17.86                $8.21
     -------------------------------------------------------------------------------------------------------------------------------

Class A Maximum Public Offering Price Per Share
     (net asset value plus 5.26% of net asset value per share)                      $13.11              $19.19                $8.91
====================================================================================================================================


* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).

** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
32                                            1997 Annual Report to Shareholders

====================================================================================================================================

Statements of Operations                                                                         For the Year Ended October 31, 1997

====================================================================================================================================


                                                                               Emerging
                                                                                Markets            European                Pacific
                                                                               Portfolio           Portfolio              Portfolio
====================================================================================================================================

INVESTMENT INCOME:
     Dividends                                                                 $   633,923         $   602,855          $   103,228
     Interest                                                                      120,118              84,209                8,734
     Less: Foreign withholding tax                                                 (56,463)            (49,927)              (7,752)

------------------------------------------------------------------------------------------------------------------------------------

     Total Investment Income                                                       697,578             637,137              104,210
------------------------------------------------------------------------------------------------------------------------------------


EXPENSES:
     Management fees (Note 2)                                                      380,979             390,268               79,628
     Distribution fees (Note 2)                                                    268,925             362,116               63,958
     Registration fees                                                             114,966              90,001               97,999
     Custody                                                                        92,972              32,183               49,251
     Shareholder and system servicing fees                                          63,005              97,042               29,257
     Shareholder communications                                                     23,263              39,353               11,002
     Audit and legal                                                                22,002              30,801               23,499
     Directors' fees                                                                 4,100               4,800                3,213
     Other                                                                          12,176              19,081                7,997
------------------------------------------------------------------------------------------------------------------------------------

     Total Expenses                                                                982,388           1,065,645              365,804
------------------------------------------------------------------------------------------------------------------------------------

     Net Investment Loss                                                          (284,810)           (428,508)            (261,594)
------------------------------------------------------------------------------------------------------------------------------------


REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES
(NOTES 3 AND 4):
     Realized Gain (Loss) From:
        Security transactions (excluding short-term securities)                   (944,241)            970,201             (515,578)

        Foreign currency transactions                                                 (790)            (78,619)             (14,941)
------------------------------------------------------------------------------------------------------------------------------------

     Net Realized Gain (Loss)                                                     (945,031)            891,582             (530,519)
------------------------------------------------------------------------------------------------------------------------------------

     Change in Net Unrealized Appreciation (Depreciation)
     of Investments and Foreign Currencies:
        Beginning of year                                                          569,673          11,849,436              222,033
        End of year                                                                778,521          16,657,557             (257,451)
------------------------------------------------------------------------------------------------------------------------------------

     Change in Net Unrealized Appreciation (Depreciation)                          208,848           4,808,121             (479,484)
------------------------------------------------------------------------------------------------------------------------------------

Net Gain (Loss) on Investments and Foreign Currencies                             (736,183)          5,699,703           (1,010,003)
------------------------------------------------------------------------------------------------------------------------------------

Increase (Decrease) in Net Assets From Operations                              $(1,020,993)        $ 5,271,195          $(1,271,597)
====================================================================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                33

====================================================================================================================================

Statements of Changes in Net Assets                                                              For the Year Ended October 31, 1997

====================================================================================================================================


                                                                               Emerging
                                                                                Markets            European                Pacific
                                                                               Portfolio           Portfolio              Portfolio
====================================================================================================================================


OPERATIONS:
     Net investment loss                                                      $   (284,810)       $   (428,508)        $   (261,594)

     Net realized gain (loss)                                                     (945,031)            891,582             (530,519)

     Increase (decrease) in net unrealized appreciation                            208,848           4,808,121             (479,484)
------------------------------------------------------------------------------------------------------------------------------------

     Increase (Decrease) in Net Assets From Operations                          (1,020,993)          5,271,195          (1,271,597)
------------------------------------------------------------------------------------------------------------------------------------


DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net realized gains                                                                 --          (2,644,023)                  --
------------------------------------------------------------------------------------------------------------------------------------

     Decrease in Net Assets From
        Distributions to Shareholders                                                   --          (2,644,023)                  --
------------------------------------------------------------------------------------------------------------------------------------


FUND SHARE TRANSACTIONS:
     Net proceeds from sale of shares                                           35,138,483          59,471,115           27,795,046
     Net asset value of shares issued
        for reinvestment of dividends                                                   --           2,505,751                   --
     Cost of shares reacquired                                                 (23,833,181)        (57,078,021)         (27,272,602)

------------------------------------------------------------------------------------------------------------------------------------

     Increase in Net Assets From
        Fund Share Transactions                                                 11,305,302           4,898,845              522,444
------------------------------------------------------------------------------------------------------------------------------------

Increase (Decrease) in Net Assets                                               10,284,309           7,526,017             (749,153)


NET ASSETS:
     Beginning of year                                                          26,200,461          38,922,834           10,549,849
------------------------------------------------------------------------------------------------------------------------------------

     End of year*                                                             $ 36,484,770        $ 46,448,851         $  9,800,696
====================================================================================================================================

* Includes accumulated net investment loss of:                                          --                  --            $(133,696)
====================================================================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
34                                            1997 Annual Report to Shareholders

====================================================================================================================================

Statements of Changes in Net Assets                                                              For the Year Ended October 31, 1996

====================================================================================================================================


                                                                               Emerging
                                                                                Markets            European                Pacific
                                                                               Portfolio           Portfolio              Portfolio
====================================================================================================================================


OPERATIONS:
     Net investment loss                                                       $  (143,205)        $  (375,575)         $  (175,164)

     Net realized gain (loss)                                                       52,756           3,593,424             (159,611)

     Increase in net unrealized appreciation                                     1,615,021           2,933,737              346,323
------------------------------------------------------------------------------------------------------------------------------------

     Increase in Net Assets From Operations                                      1,524,572           6,151,586               11,548
------------------------------------------------------------------------------------------------------------------------------------


DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                            --               (59,829)                --
     Net realized gains                                                                 --            (100,457)                  --
------------------------------------------------------------------------------------------------------------------------------------

     Decrease in Net Assets From
        Distributions to Shareholders                                                  --             (160,286)                 --
------------------------------------------------------------------------------------------------------------------------------------


FUND SHARE TRANSACTIONS:
     Net proceeds from sale of shares                                           20,033,650          35,761,098           28,672,810
     Net asset value of shares issued
        for reinvestment of dividends                                                   --             152,260                   --
     Cost of shares reacquired                                                 (11,661,068)        (40,988,044)         (25,526,221)

------------------------------------------------------------------------------------------------------------------------------------

     Increase (Decrease) in Net Assets From
        Fund Share Transactions                                                  8,372,582          (5,074,686)           3,146,589
------------------------------------------------------------------------------------------------------------------------------------

Increase in Net Assets                                                           9,897,154             916,614            3,158,137

NET ASSETS:
     Beginning of year                                                          16,303,307          38,006,220            7,391,712
------------------------------------------------------------------------------------------------------------------------------------

     End of year*                                                              $26,200,461         $38,922,834          $10,549,849
====================================================================================================================================

* Includes accumulated net investment loss of:                                     $(5,529)              $(220)            $(42,594)
====================================================================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                35

================================================================================
Notes to Financial Statements
================================================================================


1. Significant Accounting Policies

The Emerging Markets, European and Pacific Portfolios ("Portfolios") are separate investment portfolios of the Smith Barney World Funds, Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-ended investment management company. The Fund consists of these Portfolios and three other separate investment portfolios:
Global Government Bond, International Equity and International Balanced Portfolios. The financial statements and financial highlights for the other portfolios are presented in a separate annual report.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sales price was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) direct expenses are charged to each Portfolio and class; management fees and general Fund expenses are allocated on the basis of relative net assets by class; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records of each Portfolio are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 1997, reclassifications were made to the capital accounts of the Portfolios to reflect permanent book/tax differences and income and gains available for distributions under tax regulations. Accordingly, a portion of net investment loss amounting to $285,646, $507,347 and $181,481 was reclassified to paid-in capital for the Emerging Markets, European and Pacific Portfolios, respectively. Net investment income, net realized gains and net assets were not affected by this change; (k) each Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve each Portfolio from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

--------------------------------------------------------------------------------
36                                            1997 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================


In addition, the Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.


2. Management Agreement and Other Transactions

Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings ("SBH"), acts as investment manager of the Fund. The European and Pacific Portfolios pay SBMFM a management fee calculated at the annual rate of 0.85% of the average daily net assets of each respective portfolio. The Emerging Markets Portfolio pays SBMFM a management fee calculated at the annual rate of 1.00% of the average daily net assets of the portfolio. These fees are calculated daily and paid monthly.

Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of the Fund's shares. SB received sales charges of approximately $163,000 on sales of the Portfolios' Class A shares for the year ended October 31, 1997.

For the Emerging Markets, European and Pacific Portfolios, there is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase. Thereafter this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.

For the year ended October 31, 1997, CDSCs paid to SB were approximately:

Portfolio                                         Class B             Class C
================================================================================
Emerging Markets                                  $61,000                  --
--------------------------------------------------------------------------------
European                                           36,000              $1,000
--------------------------------------------------------------------------------
Pacific                                            12,000               1,000
================================================================================

Pursuant to a Distribution Plan, the Portfolios pay a service fee with respect to Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class' shares. The Emerging Markets, European and Pacific Portfolios pay a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets for each respective Portfolio and class. For the year ended October 31, 1997, total Distribution Plan fees incurred by the Portfolios were:

Portfolio                          Class A           Class B           Class C
================================================================================
Emerging Markets                   $37,470          $189,861           $41,594
--------------------------------------------------------------------------------
European                            32,501           302,094            27,521
--------------------------------------------------------------------------------
Pacific                              9,943            37,798            16,217
================================================================================

All officers and two Directors of the Fund are employees of SB.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                37

================================================================================
Notes to Financial Statements (continued)
================================================================================


3. Investments

During the year ended October 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Portfolio                                                                                      Purchases                  Sales
====================================================================================================================================

Emerging Markets                                                                               $43,364,470            $ 35,339,174
------------------------------------------------------------------------------------------------------------------------------------

European                                                                                        16,118,287              12,522,346
------------------------------------------------------------------------------------------------------------------------------------

Pacific                                                                                         13,756,980              15,106,572
====================================================================================================================================



At October 31, 1997, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                                                                      Net Unrealized

                                                                                                                       Appreciation
Portfolio                                                            Appreciation             Depreciation            (Depreciation)

====================================================================================================================================

Emerging Markets                                                      $ 4,037,340              $ 3,241,489             $   795,851
------------------------------------------------------------------------------------------------------------------------------------

European                                                               17,701,263                1,038,192              16,663,071
------------------------------------------------------------------------------------------------------------------------------------

Pacific                                                                   468,081                  728,912                (260,831)
====================================================================================================================================



4. Forward Foreign Currency Contracts

At October 31, 1997, the Emerging Markets and Pacific Portfolios had open forward foreign currency contracts as described below. The Portfolios bear the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:


Emerging Markets Portfolio
                                                       Local                 Market             Settlement             Unrealized
Foreign Currency                                     Currency                 Value                Date                Gain (Loss)
====================================================================================================================================

To Buy:
Hong Kong Dollar                                        990,524            $  128,140                 11/4/97              $  (25)
------------------------------------------------------------------------------------------------------------------------------------

To Sell:
South Africa Rand                                     5,237,215             1,086,897                 11/4/97               3,054
------------------------------------------------------------------------------------------------------------------------------------

Total Unrealized Gain on
    Forward Foreign Currency Contracts                                                                                     $3,029
====================================================================================================================================



Pacific Portfolio
                                                       Local                 Market             Settlement             Unrealized
Foreign Currency                                     Currency                 Value                Date                   Gain
====================================================================================================================================

To Buy:
Singapore Dollar                                        123,894            $   78,728                 11/3/97              $  165
------------------------------------------------------------------------------------------------------------------------------------

Total Unrealized Gain on
    Forward Foreign Currency Contracts                                                                                     $  165
====================================================================================================================================


--------------------------------------------------------------------------------
38                                            1997 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================


5. Option Contracts

Premiums paid when put or call options are purchased by the Portfolios represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the amount of the premium originally paid. When the Portfolio exercises a call option, the cost of the security that the Portfolio purchases upon exercise will be increased by the premium originally paid.

As of October 31, 1997, the Portfolios had no open purchased call or put options.

When a Portfolio writes a call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security that the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended October 31, 1997, the Portfolios had no written call or put options.


6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

As of October 31, 1997, the Portfolios had no open futures contracts.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                39

================================================================================
Notes to Financial Statements (continued)
================================================================================


7. Concentration of Risk

The Portfolios' investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of each of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.


8. Capital Loss Carryforwards

At October 31, 1997, the Emerging Markets and Pacific Portfolios had, for Federal income tax purposes, approximately $925,000 and $2,224,000, respectively, of capital loss carryforwards available to offset future realized gains. To the extent that these carryforward losses are used to offset gains, it is probable that the gains so offset will not be distributed. The amount and date of expiration of the carryforward losses for each Portfolio is indicated below:

Portfolio                                      10/31/02          10/31/03            10/31/04           10/31/05           Total
====================================================================================================================================

Emerging Markets                                     --         $   46,000                 --           $879,000         $  925,000
------------------------------------------------------------------------------------------------------------------------------------

Pacific                                         $37,000          1,426,000           $246,000            515,000          2,224,000
====================================================================================================================================



9. Capital Shares

At October 31, 1997, the Fund had one billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolios have the ability to issue multiple classes of shares. Each share of a class represents an identical legal interest in a Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At October 31, 1997, total paid-in capital amounted to the following for each
Portfolio:

Portfolio                                                                         Class A             Class B             Class C
====================================================================================================================================

Emerging Markets                                                                $13,886,495         $18,329,530         $4,485,600
------------------------------------------------------------------------------------------------------------------------------------

European                                                                          9,002,217          17,402,608          2,416,272
------------------------------------------------------------------------------------------------------------------------------------

Pacific                                                                           6,220,193           3,959,440          2,236,660
====================================================================================================================================


--------------------------------------------------------------------------------
40                                            1997 Annual Report to Shareholders

====================================================================================================================================

Notes to Financial Statements (continued)
====================================================================================================================================


Transactions in shares of each class were as follows:

                                                             Year Ended                                      Year Ended
                                                          October 31, 1997                                October 31, 1996
                                                 -----------------------------------             ---------------------------------
                                                   Shares                  Amount                  Shares                Amount
====================================================================================================================================

Emerging Markets Portfolio
Class A
Shares sold                                        976,387              $ 14,159,665               845,973            $ 10,156,535
Shares redeemed                                   (732,804)              (10,604,436)             (600,551)             (7,224,148)
------------------------------------------------------------------------------------------------------------------------------------

Net Increase                                       243,583               $ 3,555,229               245,422            $  2,932,387
====================================================================================================================================

Class B
Shares sold                                      1,261,047              $ 17,982,006               701,375            $  8,323,429
Shares redeemed                                   (871,681)              (12,363,356)             (300,425)             (3,574,650)
------------------------------------------------------------------------------------------------------------------------------------

Net Increase                                       389,366              $  5,618,650               400,950            $  4,748,779
====================================================================================================================================

Class C
Shares sold                                        212,076              $  2,996,812               130,701            $  1,553,686
Shares redeemed                                    (62,423)                 (865,389)              (71,401)               (862,270)
------------------------------------------------------------------------------------------------------------------------------------

Net Increase                                       149,653              $  2,131,423                59,300            $    691,416
====================================================================================================================================


European Portfolio
Class A
Shares sold                                        753,014              $ 13,546,213               925,533            $ 14,551,767
Shares issued on reinvestment                       39,393                   670,082                 5,876                  83,554
Shares redeemed                                   (628,399)              (11,429,037)           (1,130,019)            (17,610,700)
------------------------------------------------------------------------------------------------------------------------------------

Net Increase (Decrease)                            164,008              $  2,787,258              (198,610)           $ (2,975,379)
====================================================================================================================================

Class B
Shares sold                                      2,437,568              $ 43,249,301             1,272,772            $ 20,413,451
Shares issued on reinvestment                      100,838                 1,696,102                 4,564                  64,632
Shares redeemed                                 (2,451,593)              (43,812,735)           (1,438,755)            (22,998,214)
------------------------------------------------------------------------------------------------------------------------------------

Net Increase (Decrease)                             86,813              $  1,132,668              (161,419)           $ (2,520,131)
====================================================================================================================================

Class C
Shares sold                                        148,958              $  2,675,601                51,785            $    795,880
Shares issued on reinvestment                        8,322                   139,567                   289                   4,074
Shares redeemed                                   (101,215)               (1,836,249)              (24,464)               (379,130)
------------------------------------------------------------------------------------------------------------------------------------

Net Increase                                        56,065              $    978,919                27,610            $    420,824
====================================================================================================================================


Pacific Portfolio
Class A
Shares sold                                        727,722              $  7,499,628               835,124            $  8,882,687
Shares redeemed                                   (650,293)               (7,183,758)             (788,783)             (8,407,176)
------------------------------------------------------------------------------------------------------------------------------------

Net Increase                                        77,429              $    315,870                46,341            $    475,511
====================================================================================================================================

Class B
Shares sold                                      1,620,231              $ 16,776,361             1,874,088            $ 19,538,963
Shares redeemed                                 (1,589,348)              (16,734,838)           (1,576,819)            (16,512,252)
------------------------------------------------------------------------------------------------------------------------------------

Net Increase                                        30,883              $     41,523               297,269            $  3,026,711
====================================================================================================================================

Class C
Shares sold                                        336,933              $  3,519,057                23,983            $    251,160
Shares redeemed                                   (316,621)               (3,354,006)              (58,530)               (606,793)
------------------------------------------------------------------------------------------------------------------------------------

Net Increase (Decrease)                             20,312              $    165,051               (34,547)           $   (355,633)
====================================================================================================================================


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                41

====================================================================================================================================

Financial Highlights
====================================================================================================================================


For a share of each class of capital stock outstanding throughout each year:

                                                                                                         Class A Shares
                                                                                            ---------------------------------------
Emerging Markets Portfolio                                                                   1997(1)          1996        1995(2)
====================================================================================================================================

Net Asset Value, Beginning of Year                                                            $12.08         $11.06       $12.00
------------------------------------------------------------------------------------------------------------------------------------

Income (Loss) From Operations:
   Net investment loss(3)                                                                      (0.05)         (0.02)       (0.05)#
   Net realized and unrealized gain (loss)                                                      0.42           1.04        (0.89)
------------------------------------------------------------------------------------------------------------------------------------

Total Income (Loss) From Operations                                                             0.37           1.02        (0.94)
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions From:
   Net investment income                                                                          --             --           --
------------------------------------------------------------------------------------------------------------------------------------

Total Distributions                                                                               --             --           --
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Year                                                                  $12.45         $12.08       $11.06
------------------------------------------------------------------------------------------------------------------------------------

Total Return                                                                                    3.06%          9.22%       (7.83)%++

------------------------------------------------------------------------------------------------------------------------------------

Net Assets, End of Year (000s)                                                               $14,046        $10,691       $7,069
------------------------------------------------------------------------------------------------------------------------------------

Ratio to Average Net Assets:
   Expenses(3)                                                                                  2.11%          2.25%        1.45%+
   Net investment loss                                                                         (0.34)         (0.19)       (0.63)+
------------------------------------------------------------------------------------------------------------------------------------

Portfolio Turnover Rate                                                                           99%            78%          17%
------------------------------------------------------------------------------------------------------------------------------------

Average commissions per share
   on equity transactions(4)(5)                                                                $0.00*         $0.00*       $0.00*
====================================================================================================================================


(1) Per share amounts have been calculated using the monthly average shares method rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2)  For the period from May 12, 1995 (inception date) to October 31, 1995.

(3) The Manager waived all or part of its fees for the period ended October 31, 1995. If such fees were not waived, the per share effect on net investment loss and the expense ratio would have been as follows:

                               Per Share Increase               Expense Ratio
                             to Net Investment Loss          Without Fee Waivers
                             ----------------------          -------------------
                                      1995                          1995
                                      ----                          ----
          Class A                     $0.05                        2.12%+

     In addition, during the year ended October 31, 1996 and the period ended October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class A would have been 2.16% and 1.20% (annualized), respectively.

(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

(5) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.0%.

#    Includes realized gains and losses on foreign currency transactions.

*    Amount represents less than $0.01 per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
42                                            1997 Annual Report to Shareholders

====================================================================================================================================

Financial Highlights (continued)
====================================================================================================================================


For a share of each class of capital stock outstanding throughout each year:

                                                                                                         Class B Shares
                                                                                           -----------------------------------------

Emerging Markets Portfolio                                                                   1997(1)          1996        1995(2)
====================================================================================================================================

Net Asset Value, Beginning of Year                                                            $11.95         $11.02       $12.00
------------------------------------------------------------------------------------------------------------------------------------

Income (Loss) From Operations:
   Net investment loss(3)                                                                      (0.14)         (0.10)       (0.09)#
   Net realized and unrealized gain (loss)                                                      0.40           1.03        (0.89)
------------------------------------------------------------------------------------------------------------------------------------

Total Income (Loss) From Operations                                                             0.26           0.93        (0.98)
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions From:
   Net investment income                                                                          --             --           --
------------------------------------------------------------------------------------------------------------------------------------

Total Distributions                                                                               --             --           --
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Year                                                                  $12.21         $11.95       $11.02
------------------------------------------------------------------------------------------------------------------------------------

Total Return                                                                                    2.18%          8.44%       (8.17)%++

------------------------------------------------------------------------------------------------------------------------------------

Net Assets, End of Year (000s)                                                               $18,107        $13,062       $7,630
------------------------------------------------------------------------------------------------------------------------------------

Ratio to Average Net Assets:
   Expenses(3)                                                                                  2.88%          3.06%        2.00%+
   Net investment loss                                                                         (1.00)         (0.94)       (1.17)+
------------------------------------------------------------------------------------------------------------------------------------

Portfolio Turnover Rate                                                                           99%            78%          17%
------------------------------------------------------------------------------------------------------------------------------------

Average commissions per share
   on equity transactions(4)(5)                                                                $0.00*         $0.00*       $0.00*
====================================================================================================================================


(1) Per share amounts have been calculated using the monthly average shares method rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2)  For the period from May 12, 1995 (inception date) to October 31, 1995.

(3) The Manager waived all or part of its fees for the period ended October 31, 1995. If such fees were not waived, the per share effect on net investment loss and the expense ratio would have been as follows:

                               Per Share Increase               Expense Ratio
                             to Net Investment Loss          Without Fee Waivers
                             ----------------------          -------------------
                                      1995                          1995
                                      ----                          ----
          Class B                     $0.05                        2.68%+


     In addition, during the year ended October 31, 1996 and the period ended October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class B would have been 2.97% and 1.74% (annualized), respectively.

(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

(5) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.0%.

#    Includes realized gains and losses on foreign currency transactions.

*    Amount represents less than $0.01 per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                43

====================================================================================================================================

Financial Highlights (continued)
====================================================================================================================================


For a share of each class of capital stock outstanding throughout each year:

                                                                                                        Class C Shares
                                                                                           -----------------------------------------

Emerging Markets Portfolio                                                                   1997(1)          1996        1995(2)
====================================================================================================================================

Net Asset Value, Beginning of Year                                                            $11.95         $11.02       $12.00
------------------------------------------------------------------------------------------------------------------------------------

Income (Loss) From Operations:
   Net investment loss(3)                                                                      (0.15)         (0.10)       (0.08)#
   Net realized and unrealized gain (loss)                                                      0.42           1.03        (0.90)
------------------------------------------------------------------------------------------------------------------------------------

Total Income (Loss) From Operations                                                             0.27           0.93        (0.98)
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions From:
   Net investment income                                                                          --             --           --
------------------------------------------------------------------------------------------------------------------------------------

Total Distributions                                                                               --             --           --
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Year                                                                  $12.22         $11.95       $11.02
------------------------------------------------------------------------------------------------------------------------------------

Total Return                                                                                    2.26%          8.44%       (8.17)%++
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, End of Year (000s)                                                                $4,332         $2,448       $1,604
------------------------------------------------------------------------------------------------------------------------------------

Ratio to Average Net Assets:
   Expenses(3)                                                                                  2.86%          3.02%        1.95%+
   Net investment loss                                                                         (1.03)         (0.92)       (1.08)+
------------------------------------------------------------------------------------------------------------------------------------

Portfolio Turnover Rate                                                                           99%            78%          17%
------------------------------------------------------------------------------------------------------------------------------------

Average commissions per share
   on equity transactions(4)(5)                                                                $0.00*         $0.00*       $0.00*
====================================================================================================================================


(1) Per share amounts have been calculated using the monthly average shares method rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2)  For the period from May 12, 1995 (inception date) to October 31, 1995.

(3) The Manager waived all or part of its fees for the period ended October 31, 1995. If such fees were not waived, the per share effect on net investment loss and the expense ratio would have been as follows:

                               Per Share Increase               Expense Ratio
                             to Net Investment Loss          Without Fee Waivers
                             ----------------------          -------------------
                                      1995                          1995
                                      ----                          ----
          Class C                     $0.05                        2.61%+


     In addition, during the year ended October 31, 1996 and the period ended October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class C would have been 2.92% and 1.70% (annualized), respectively.

(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

(5) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.0%.

#    Includes realized gains and losses on foreign currency transactions.

*    Amount represents less than $0.01 per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
44                                            1997 Annual Report to Shareholders

====================================================================================================================================

Financial Highlights (continued)
====================================================================================================================================


For a share of each class of capital stock outstanding throughout each year:

                                                                                                  Class A Shares
                                                                             -------------------------------------------------------

European Portfolio                                                             1997(1)         1996           1995        1994(2)
====================================================================================================================================

Net Asset Value, Beginning of Year                                             $17.25         $14.67         $12.88       $12.50
------------------------------------------------------------------------------------------------------------------------------------

Income From Operations:
   Net investment income (loss)(3)                                              (0.08)         (0.08)          0.07        (0.11)
   Net realized and unrealized gain                                              2.22           2.79           1.72         0.49
------------------------------------------------------------------------------------------------------------------------------------

Total Income From Operations                                                     2.14           2.71           1.79         0.38
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions From:
   Net investment income                                                           --          (0.09)            --           --
   Net realized gains                                                           (1.16)         (0.04)            --           --
------------------------------------------------------------------------------------------------------------------------------------

Total Distributions                                                             (1.16)         (0.13)            --           --
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Year                                                   $18.23         $17.25         $14.67       $12.88
------------------------------------------------------------------------------------------------------------------------------------

Total Return                                                                    12.88%         18.65%         13.90%        3.04%++
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, End of Year (000s)                                                $14,118        $10,528        $11,870       $5,189
------------------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets:
   Expenses(3)                                                                   1.80%          1.85%          2.06%        1.34%+
   Net investment income (loss)                                                 (0.42)         (0.49)          0.51        (1.12)+
------------------------------------------------------------------------------------------------------------------------------------

Portfolio Turnover Rate                                                            28%            39%            34%          21%
------------------------------------------------------------------------------------------------------------------------------------

Average commissions per share
   paid on equity transactions(4)(5)                                            $0.07          $0.05          $0.06           --
====================================================================================================================================


(1) Per share amounts have been calculated using the monthly average shares method rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2)  For the period from February 7, 1994 (inception date) to October 31, 1994.

(3) The Manager waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the manager agreed to reimburse the European Portfolio for $10,344 of the Portfolio's expenses for the period ended October 31, 1994. If such fees and expenses were not waived or reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                              Expense Ratios
                              Per Share Decreases to        Without Fee Waivers
                               Net Investment Income        and Custody Credits
                               ---------------------        -------------------
                                 1995         1994           1995         1994
                                 ----         ----           ----         ----
          Class A               $0.01        $0.10           2.09%       2.37%+


     In addition, during the years ended October 31, 1996 and October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class A would have been 1.82% and 2.02%, respectively; numbers prior to October 31, 1995 have not been restated to reflect these credits.

(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

(5) Trades executed in the United States and Canada are executed at an average commission rate of $0.06 per share. Commission on trades executed outside these countries generally are executed as a percentage of cost or proceeds ranging from 0.50% to 1.00%. The European Portfolio paid commissions which equaled an average rate of 0.30% on the total of either cost or proceeds on executed trades, which is below the average range. While the amount of commissions paid is reasonable on a percentage basis, the commission per share amount appears high because these securities were trading at a very large dollar amount per share, which is atypical of the way U.S. or Canadian companies' shares trade. As a result, since less shares trade for a comparable dollar amount than would ordinarily be the case in the U.S. or Canada, the commission per share amount skewed upward.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                45

====================================================================================================================================

Financial Highlights (continued)
====================================================================================================================================


For a share of each class of capital stock outstanding throughout each year:

                                                                                                       Class B Shares
                                                                                           -----------------------------------------

European Portfolio                                                                           1997(1)         1996         1995(2)
====================================================================================================================================

Net Asset Value, Beginning of Year                                                            $17.09         $14.56       $12.62
------------------------------------------------------------------------------------------------------------------------------------

Income From Operations:
   Net investment income (loss)(3)                                                             (0.20)         (0.20)        0.02
   Net realized and unrealized gain                                                             2.19           2.77         1.92
------------------------------------------------------------------------------------------------------------------------------------

Total Income From Operations                                                                    1.99           2.57         1.94
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions From:
   Net realized gains                                                                          (1.16)         (0.04)          --
------------------------------------------------------------------------------------------------------------------------------------

Total Distributions                                                                            (1.16)         (0.04)          --
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Year                                                                  $17.92         $17.09       $14.56
------------------------------------------------------------------------------------------------------------------------------------

Total Return                                                                                   12.08%         17.72%       15.37%++
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, End of Year (000s)                                                               $29,221        $26,384      $24,825
------------------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets:
   Expenses(3)                                                                                  2.52%          2.59%        3.31%+
   Net investment income (loss)                                                                (1.13)         (1.22)        0.26+
------------------------------------------------------------------------------------------------------------------------------------

Portfolio Turnover Rate                                                                           28%            39%          34%
------------------------------------------------------------------------------------------------------------------------------------

Average commissions per share
   paid on equity transactions(4)(5)                                                           $0.07          $0.05        $0.06
====================================================================================================================================


(1) Per share amounts have been calculated using the monthly average shares method rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2)  For the period from November 7, 1994 (inception date) to October 31, 1995.

(3) The Manager waived all or part of its fees for the year ended October 31, 1995. If such fees were not waived, the per share effect on net investment income and the expense ratio would have been as follows:

                                                                Expense Ratio
                             Per Share Decrease to           Without Fee Waivers
                             Net Investment Income           and Custody Credits
                             ---------------------           -------------------
                                     1995                           1995
                                     ----                           ----
          Class B                    $0.00*                        3.35%+


     In addition, during the year ended October 31, 1996 and the period ended October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class B would have been 2.56% and 3.26%, respectively; numbers prior to October 31, 1995 have not been restated to reflect these credits.

(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

(5) Trades executed in the United States and Canada are executed at an average commission rate of $0.06 per share. Commission on trades executed outside these countries generally are executed as a percentage of cost or proceeds ranging from 0.50% to 1.00%. The European Portfolio paid commissions which equaled an average rate of 0.30% on the total of either cost or proceeds on executed trades, which is below the average range. While the amount of commissions paid is reasonable on a percentage basis, the commission per share amount appears high because these securities were trading at a very large dollar amount per share, which is atypical of the way U.S. or Canadian companies' shares trade. As a result, since less shares trade for a comparable dollar amount than would ordinarily be the case in the U.S. or Canada, the commission per share amount skewed upward.

*    Amount represents less than $0.01 per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
46                                            1997 Annual Report to Shareholders

====================================================================================================================================

Financial Highlights (continued)
====================================================================================================================================


For a share of each class of capital stock outstanding throughout each year:

                                                                                                  Class C Shares
                                                                             -------------------------------------------------------

European Portfolio                                                             1997(1)         1996          1995(2)      1994(3)
====================================================================================================================================

Net Asset Value, Beginning of Year                                             $17.04         $14.51         $12.83       $12.48
------------------------------------------------------------------------------------------------------------------------------------

Income From Operations:
   Net investment loss(4)                                                       (0.21)         (0.14)         (0.08)       (0.16)
   Net realized and unrealized gain                                              2.19           2.71           1.76         0.51
------------------------------------------------------------------------------------------------------------------------------------

Total Income From Operations                                                     1.98           2.57           1.68         0.35
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions From:
   Net realized gains                                                           (1.16)         (0.04)            --           --
------------------------------------------------------------------------------------------------------------------------------------

Total Distributions                                                             (1.16)         (0.04)            --           --
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Year                                                   $17.86         $17.04         $14.51       $12.83
------------------------------------------------------------------------------------------------------------------------------------

Total Return                                                                    12.06%         17.78%         13.09%        2.80%++
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, End of Year (000s)                                                 $3,110         $2,011         $1,311       $1,607
------------------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets:
   Expenses(4)                                                                   2.54%          2.52%          2.51%        2.02%+
   Net investment loss                                                          (1.18)         (1.17)         (0.64)       (1.60)+
------------------------------------------------------------------------------------------------------------------------------------

Portfolio Turnover Rate                                                            28%            39%            34%          21%
------------------------------------------------------------------------------------------------------------------------------------

Average commissions per share
   paid on equity transactions(5)(6)                                            $0.07          $0.05          $0.06           --
====================================================================================================================================


(1) Per share amounts have been calculated using the monthly average shares method rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2)  On November 7, 1994, the former Class B shares were renamed Class C shares.

(3)  For the period from February 14, 1994 (inception date) to October 31, 1994.

(4) The Manager waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the manager agreed to reimburse the European Portfolio for $10,344 of the Portfolio's expenses for the period ended October 31, 1994. If such fees and expenses were not waived or reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                              Expense Ratios
                              Per Share Decreases to        Without Fee Waivers
                               Net Investment Income        and Custody Credits
                               ---------------------        -------------------
                                 1995         1994          1995         1994
                                 ----         ----          ----         ----
          Class C               $0.01        $0.10           2.54%       3.07%+

     In addition, during the years ended October 31, 1996 and October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class C would have been 2.50% and 2.48%, respectively; numbers prior to October 31, 1995 have not been restated to reflect these credits.

(5) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share. (6) Trades executed in the United States and Canada are executed at an average commission rate of $0.06 per share. Commission on trades executed outside these countries generally are executed as a percentage of cost or proceeds ranging from 0.50% to 1.00%. The European Portfolio paid commissions which equaled an average rate of 0.30% on the total of either cost or proceeds on executed trades, which is below the average range. While the amount of commissions paid is reasonable on a percentage basis, the commission per share amount appears high because these securities were trading at a very large dollar amount per share, which is atypical of the way U.S. or Canadian companies' shares trade. As a result, since less shares trade for a comparable dollar amount than would ordinarily be the case in the U.S. or Canada, the commission per share amount skewed upward.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                47

====================================================================================================================================

Financial Highlights (continued)
====================================================================================================================================


For a share of each class of capital stock outstanding throughout each year:

                                                                                                  Class A Shares
                                                                              ------------------------------------------------------

Pacific Portfolio                                                               1997          1996(1)         1995        1994(2)
====================================================================================================================================

Net Asset Value, Beginning of Year                                             $10.18         $10.07         $12.92       $12.50
------------------------------------------------------------------------------------------------------------------------------------

Income (Loss) From Operations:
   Net investment loss(3)                                                       (0.17)         (0.14)         (0.01)       (0.07)
   Net realized and unrealized gain (loss)                                      (1.55)          0.25          (2.84)        0.49
------------------------------------------------------------------------------------------------------------------------------------

Total Income (Loss) From Operations                                             (1.72)          0.11          (2.85)        0.42
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions From:
   Net investment income                                                           --             --             --           --
------------------------------------------------------------------------------------------------------------------------------------

Total Distributions                                                                --             --             --           --
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Year                                                    $8.46         $10.18         $10.07       $12.92
------------------------------------------------------------------------------------------------------------------------------------

Total Return                                                                   (16.90)%         1.09%        (22.06)%       3.36%++
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, End of Year (000s)                                                 $4,750         $4,929         $4,409       $7,538
------------------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets:
   Expenses(3)                                                                   3.37%          2.64%          1.97%        1.51%+
   Net investment loss                                                          (2.36)         (1.38)         (0.71)       (0.82)+
------------------------------------------------------------------------------------------------------------------------------------

Portfolio Turnover Rate                                                           154%            86%            31%           6%
------------------------------------------------------------------------------------------------------------------------------------

Average commissions per share
   paid on equity transactions(4)(5)                                            $0.01          $0.02          $0.01           --
====================================================================================================================================


(1) Per share amounts have been calculated using the monthly average shares method rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2)  For the period from February 7, 1994 (inception date) to October 31, 1994.

(3) The Manager waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the Manager agreed to reimburse the Pacific Portfolio for $30,862 of the Portfolio's expenses for the year ended October 31, 1995. If such fees and expenses were not waived or reimbursed, the per share effect on net investment and the expense ratios would have been as follows:

                                                              Expense Ratios
                              Per Share Decreases to        Without Fee Waivers
                               Net Investment Income        and Custody Credits
                               ---------------------        -------------------
                                 1995         1994           1995         1994
                                 ----         ----           ----         ----
          Class A               $0.14        $0.03           3.18%       1.87%+


     In addition, during the years ended October 31, 1996 and October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class A would have been 2.51% and 1.70%, respectively; numbers prior to October 31, 1995 have not been restated to reflect these credits.

(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

(5) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.0%.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
48                                            1997 Annual Report to Shareholders

====================================================================================================================================

Financial Highlights (continued)
====================================================================================================================================


For a share of each class of capital stock outstanding throughout each year:

                                                                                                       Class B Shares
                                                                                            ----------------------------------------

Pacific Portfolio                                                                             1997          1996(1)       1995(2)
====================================================================================================================================

Net Asset Value, Beginning of Year                                                            $10.01          $9.99       $12.64
------------------------------------------------------------------------------------------------------------------------------------

Income (Loss) From Operations:
   Net investment loss(3)                                                                      (0.27)         (0.23)       (0.01)
   Net realized and unrealized gain (loss)                                                     (1.49)          0.25        (2.64)
------------------------------------------------------------------------------------------------------------------------------------

Total Income (Loss) From Operations                                                            (1.76)          0.02        (2.65)
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions From:
   Net investment income                                                                          --             --           --
------------------------------------------------------------------------------------------------------------------------------------

Total Distributions                                                                               --             --           --
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Year                                                                   $8.25         $10.01       $ 9.99
------------------------------------------------------------------------------------------------------------------------------------

Total Return                                                                                  (17.58)%         0.20%      (20.97)%++

------------------------------------------------------------------------------------------------------------------------------------

Net Assets, End of Year (000s)                                                                $3,558         $4,009       $1,031
------------------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets:
   Expenses(3)                                                                                  4.24%          3.65%        3.39%+
   Net investment loss                                                                         (3.07)         (2.26)       (1.47)+
------------------------------------------------------------------------------------------------------------------------------------

Portfolio Turnover Rate                                                                          154%            86%          31%
------------------------------------------------------------------------------------------------------------------------------------

Average commissions per share
   paid on equity transactions(4)(5)                                                           $0.01          $0.02        $0.01
====================================================================================================================================


(1) Per share amounts have been calculated using the monthly average shares method rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2)  For the period from November 7, 1994 (inception date) to October 31, 1995.

(3) The Manager waived all or part of its fees for the period ended October 31, 1995. In addition, the Manager agreed to reimburse the Pacific Portfolio for $30,862 of the Portfolio's expenses for the period ended October 31, 1995. If such fees and expenses were not waived or reimbursed, the per share effect on net investment and the expense ratio would have been as follows:

                                                                Expense Ratio
                             Per Share Decrease to           Without Fee Waivers
                             Net Investment Income           and Custody Credits
                             ---------------------           -------------------
                                     1995                           1995
                                     ----                           ----
          Class B                    $0.16                         4.90%+

     In addition, during the year ended October 31, 1996 and the period ended October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class B would have been 3.47% and 3.06% (annualized), respectively; numbers prior to October 31, 1995 have not been restated to reflect these credits.

(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

(5) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.0%.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                49

====================================================================================================================================

Financial Highlights (continued)
====================================================================================================================================


For a share of each class of capital stock outstanding throughout each year:

                                                                                                   Class C Shares
                                                                              ------------------------------------------------------

Pacific Portfolio                                                               1997          1996(1)        1995(2)      1994(3)
====================================================================================================================================

Net Asset Value, Beginning of Year                                             $ 9.98         $ 9.95         $12.86       $12.50
------------------------------------------------------------------------------------------------------------------------------------

Income (Loss) From Operations:
   Net investment loss(4)                                                       (0.27)         (0.24)         (0.02)       (0.11)
   Net realized and unrealized gain (loss)                                      (1.50)          0.27          (2.89)        0.47
------------------------------------------------------------------------------------------------------------------------------------

Total Income (Loss) From Operations                                             (1.77)          0.03          (2.91)        0.36
------------------------------------------------------------------------------------------------------------------------------------

Less Distributions From:
   Net investment income                                                           --             --             --           --
------------------------------------------------------------------------------------------------------------------------------------

Total Distributions                                                                --             --             --           --
------------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Year                                                    $8.21         $ 9.98         $ 9.95       $12.86
------------------------------------------------------------------------------------------------------------------------------------

Total Return                                                                   (17.74)%        0.30%         (22.63)%       2.88%++
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, End of Year (000s)                                                 $1,493         $1,612         $1,952       $3,167
------------------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets:
   Expenses(4)                                                                   4.44%          3.46%          2.69%        2.29%+
   Net investment loss                                                          (3.21)         (2.22)         (1.45)       (1.49)+
------------------------------------------------------------------------------------------------------------------------------------

Portfolio Turnover Rate                                                           154%            86%            31%           6%
------------------------------------------------------------------------------------------------------------------------------------

Average commissions per share
   paid on equity transactions(5)(6)                                            $0.01          $0.02          $0.01           --
====================================================================================================================================


(1) Per share amounts have been calculated using the monthly average shares method rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2)  On November 7, 1994, the former Class B shares were renamed Class C shares.

(3)  For the period from February 11, 1994 (inception date) to October 31, 1994.

(4) The Manager waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. In addition, the Manager agreed to reimburse the Portfolio for $30,862 of the Portfolio's expense for the year ended October 31, 1995. If such fees and expenses were not waived or reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                              Expense Ratios
                              Per Share Decreases to        Without Fee Waivers
                               Net Investment Income        and Custody Credits
                               ---------------------        -------------------
                                 1995         1994           1995         1994
                                 ----         ----           ----         ----
          Class C               $0.13        $0.03           3.88%       2.70%+


     In addition, during the years ended October 31, 1996 and October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class C would have been 3.29% and 2.42%, respectively; numbers prior to October 31, 1995 have not been restated to reflect these credits.

(5) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share. (6) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.0%.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
50                                            1997 Annual Report to Shareholders

================================================================================
Independent Auditors' Report
================================================================================


The Shareholders and Board of Directors of
Smith Barney World Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Emerging Markets, European, and Pacific Portfolios of Smith Barney World Funds, Inc. as of October 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from May 12, 1995 (commencement of operations) to October 31, 1995, with respect to the Emerging Markets Portfolio, and for each of the years in the three-year period then ended and the period from February 7, 1994 (commencement of operations) to October 31, 1994 with respect to the European and Pacific Portfolios. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian. As to securities purchased or sold but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Emerging Markets, European and Pacific Portfolios of Smith Barney World Funds, Inc. as of October 31, 1997, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from May 12, 1995 to October 31, 1995 with respect to the Emerging Markets Portfolio, and for each of the years in three-year period then ended and for the period from February 7, 1994 to October 31, 1994 with respect to the European and Pacific Portfolios, in conformity with generally accepted accounting principles.



                                        /s/  KPMG Peat Marwick LLP

New York, New York
December 18, 1997

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                51

================================================================================
Tax Information (unaudited)
================================================================================

For Federal tax purposes the European Portfolio hereby designates for the fiscal year ended October 31, 1997:

     o    long-term capital gain distributions paid of $2,644,023.



--------------------------------------------------------------------------------
52                                            1997 Annual Report to Shareholders

Smith Barney
World Funds, Inc.

Directors                          Investment Adviser and Administrator
Victor Atkins                      Smith Barney Mutual Funds Management Inc.
Robert A. Frankel
Rainer Greeven                     Distributor
Susan M. Heilbron                  Smith Barney Inc.
Heath B. McLendon, Chairman
Bruce D. Sargent                   Custodian
James M. Shuart                    Chase Manhattan Bank

Officers                           Shareholder
Maurits E. Edersheim               Servicing Agent
Chairman of the Fund               First Data Investor Services Group, Inc.
& Advisory Director                P.O. Box 9134
                                   Boston, MA 02205-9134
Heath B. McLendon
Chief Executive Officer
                                   This report is for the information of
Lewis E. Daidone                   shareholders of Smith Barney World Funds,
Senior Vice President              Inc.--Emerging Markets, European and Pacific
and Treasurer                      Portfolios, but it may also be used as sales
                                   literature when preceded or accompanied by
David Ishibashi                    the current prospectus, which gives details
Vice President                     about charges, expenses, investment
                                   objectives and operating policies of the
Scott E. Kalb                      Fund. If used as sales material after
Vice President                     December 31, 1997, this report must be
                                   accompanied by performance for the most
Bruce D. Sargent                   recently completed calendar quarter.
Vice President

Rein W. van der Does
Vice President

Irving P. David
Controller

Christina T. Sydor
Secretary
                                   SMITH BARNEY
                                   ----------------------------------
                                   A Member of Travelers Group [LOGO]

                                   Smith Barney
                                   World Funds, Inc.
                                   Smith Barney Mutual Funds
                                   388 Greenwich Street
                                   New York, New York 10013


                                   FD01358 12/97





[PHOTO]


Smith Barney
World Funds, Inc.


Global Government Bond Portfolio
International Equity Portfolio
International Balanced Portfolio


-------------
ANNUAL REPORT
-------------

October 31, 1997



[LOGO]    Smith Barney Mutual Funds
          Investing for your future.
          Everyday(SM).

Smith Barney
World Funds, Inc.

================================================================================

"As the world progresses and blossoms into a truly global economy, investment portfolios should and will become increasingly global in nature. Farsighted businesses and industries will prosper wherever economic and geographic factors are the most favorable."

                                                  Heath B. McLendon
                                                           Chairman

================================================================================

The Global Government Bond Portfolio seeks as high a level of current income and capital appreciation as is consistent with investing principally in high-quality bonds of the U.S. and foreign governments.

                                      NASDAQ SYMBOL
                                      -------------
           Class A                       SBGLX
           Class B                       SGGBX

The International Equity Portfolio seeks total return on its assets from growth of capital and income. The Portfolio seeks to achieve its objective by investing at least 65% of its assets in a diversified portfolio of equity securities of established non-U.S. issuers.

                                      NASDAQ SYMBOL
                                      -------------
           Class A                       SBIEX
           Class B                       SBIBX
           Class C                       SBICX

The International Balanced Portfolio seeks long-term growth of capital and income through a portfolio invested primarily in securities of established non-U.S. issuers.

                                      NASDAQ SYMBOL
                                      -------------
           Class A                       SIEBX

================================================================================
 WHAT'S INSIDE
================================================================================
A Message from the Chairman ...............................................    1

Global Government Bond Portfolio
   Portfolio Manager Commentary ...........................................    2
   Historical Performance .................................................    4
   Portfolio at a Glance ..................................................    6

International Equity Portfolio
   Portfolio Manager Commentary ...........................................    7
   Historical Performance .................................................   10
   Portfolio at a Glance ..................................................   12

International Balanced Portfolio
   Portfolio Manager Commentary ...........................................   13
   Historical Performance .................................................   14
   Portfolio at a Glance ..................................................   16

A Roundtable Discussion with the
Portfolio Managers ........................................................   17

Schedules of Investments ..................................................   21

Statements of Assets and Liabilities ......................................   31

Statements of Operations ..................................................   32

Statements of Changes in Net Assets .......................................   33

Notes to Financial Statements .............................................   35

Financial Highlights ......................................................   44

Tax Information ...........................................................   56

Independent Auditors' Report ..............................................   57

================================================================================
 A Message from the Chairman
================================================================================

[PHOTO]

HEATH B.
MCLENDON

Chairman


Dear Shareholder:

Never before have investors been in a situation where the world is rapidly evolving into one vast economy. The separations that divided the Free World from the Communist World and that insulated developed nations from underdeveloped ones are dissolving. Open borders now exist globally and where borders have opened, free trade has followed. Previously underdeveloped countries are experiencing rapid development and, as a result, are creating higher standards of living and a commensurate demand for products and services that have long characterized more developed countries. Progress seldom moves forward in a straight and easy line, however, without some imbalances occurring.

This year, we have witnessed firsthand the imbalances that progress can bring. After a period of spectacular economic growth, many Asian economies began to overheat. In particular, the real estate markets in those countries have outpaced their underlying economies. Now, in keeping with the immutable laws of the business cycle, the Asian markets are entering a period of consolidation. At the same time, Europe is undergoing the historic unification of its currencies and economic systems. And the lesser developed countries of Eastern Europe, the former Soviet Union and Africa are beginning their own vigorous economic expansions. While this process may be unsettling for many global investors in the short term, we believe it's exceptionally positive for them over the long term.

As the world progresses and blossoms into a truly global economy, investment portfolios should and will become increasingly global in nature. Farsighted businesses and industries will prosper wherever economic and geographic factors are the most favorable. Investing in the U.S. stock market has never been a totally smooth ride historically, so one cannot expect investing in today's global markets to be any different. But, global investing has become a much wider road of late and one that points to a brighter future.

In this report, you will find specific market commentary and performance information for the Smith Barney World Funds, Inc. -- Global Government Bond Portfolio, International Equity Portfolio and International Balanced Portfolio. In addition, Portfolio Managers Jeff Russell and Victor Filatov discuss their investment management styles and recent global market events in a roundtable discussion that begins on page 17.

In closing, we thank you for your confidence in our investment approach and our family of international funds. We look forward to continue helping you take advantage of the investment opportunities available in today's global economy. We would also like to take this opportunity to invite you to visit our web site, Smith Barney Access (sm) at www.smithbarney.com.

Sincerely,



/s/ Heath B. McLendon
---------------------
Heath B. McLendon
Chairman

November 21, 1997



--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                1

================================================================================
 Global Government Bond Portfolio
================================================================================

Portfolio Managers

VICTOR S. FILATOV, Vice President

Victor S. Filatov joined Smith Barney Global Capital Management in 1993 from J.P. Morgan where, as head of the Bond Index Group, he was responsible for developing the J.P. Morgan Government Bond Index and for international fixed income and currency research. He has published numerous articles and is a member of the Fixed Income Analysts Society, U.K. Bond Commission and the Global FX Standards Board. Mr. Filatov has a B.A. in Mathematics and Economics from Clark University and a M.A. in Economics from the University of Pennsylvania.

DENIS P. MANGAN, Vice President

Denis P. Mangan joined Smith Barney Capital Management in 1994, where he is a Global Fixed Income Portfolio Manager and Research Specialist. He was previously at J.P. Morgan as a Proprietary Fixed Income Trader and a Researcher of Fixed Income Options and Trading for three years. Prior to that, Mr. Mangan spent two years at Citibank, NA London as a Fixed Income and Currency Strategist for the Strategic Positioning Desk. He also was at Citicorp for seven years in Treasury management, doing analysis and strategic positioning. Mr. Mangan graduated with honors from Trinity College, Dublin, holds a M.A. in Mathematics from Columbia University, and a Ph.D. in Financial Economics from Columbia University.

Performance Update

For the year ended October 31, 1997, the Smith Barney World Funds, Inc. -- Global Government Bond Portfolio ("Portfolio") had a total return of 8.21% for Class A shares without sales charge and outperformed its Lipper Analytical Services, Inc. ("Lipper") peer group average of 4.69% for the same period. (Lipper is an independent fund-tracking organization.) Additional performance information about the Portfolio's other share classes can be found on pages 4 and 5.

Investment Strategy

As noted, the Portfolio seeks as high a level of current income and capital appreciation as is consistent with its policy of investing principally in high-quality bonds of U.S. and foreign governments. We strive to outperform the U.S. government bond market with no more risk than investing solely in U.S. government bonds. In addition, we utilize a hedging strategy to minimize the risk of currency fluctuations.

North America

During the reporting period, we maintained a substantial exposure to U.S. government bonds, which, as of October 31, 1997, made up roughly 33% of the Portfolio's investments. In the weeks leading up to the collapse of the Asian financial markets, we began to see signs of trouble surfacing. In response, we sold all of our emerging market bonds and replaced them with 10-year U.S. Treasury notes.

The U.S. Treasury market has performed well over the past year with an especially sharp rally coming in the third quarter of 1997. However, this good performance by U.S. Treasuries came at the expense of significant volatility as many investors anticipated possible official interest rate changes. The Federal Reserve Board ("Fed") raised short-term borrowing costs slightly in March 1997 in response to a strengthening U.S. economy. The Fed indicated an official bias toward tightening at subsequent meetings held during the summer and fall but declined to raise interest rates any further.

Even as the U.S. economy surges ahead, signs of the "inevitable" accompanying inflationary pressures are few and far between. Judging from the lack of follow-up rate hikes, it appears that the Fed has adopted a wait-and-see approach to managing inflation, especially in light of the recent global market turmoil. Moreover, the Fed may be calculating that as the inflation rate falls and short-term interest rates remain constant, the relative increase in the real fed-funds rate is in itself a tightening of monetary pressure. (The fed-funds rate is the interest rate banks charge each other for overnight loans and is a closely watched indicator of the direction of interest rates.) In addition, the relatively strong U.S. dollar, coupled with intense competition in many industries, has helped keep prices down throughout the global economy.


--------------------------------------------------------------------------------
2                                             1997 Annual Report to Shareholders

We therefore remain bullish on the prospects for the U.S. bond market. We would not be surprised to see yields on the benchmark 30-year U.S. Treasury bond fall to around the 6% level over the next few quarters. Given the near absence of inflationary pressures and the recent global market volatility, we do not expect the Fed to raise short-term interest rates again for the remainder of the year and possibly even through the beginning of 1998.

Europe

The long-awaited economic recovery in Europe appears to be finally well underway, particularly in core economies such as France and Germany. Exports remain the driving force behind the recovery in Europe and buoyant demand from major trading partners combined with competitive exchange rates should ensure a continuation of that stimulus to growth. In addition, a number of countries have benefited from the continued progress toward a European Monetary Union ("EMU"), which proposes a single European currency. Membership in the EMU requires, among other things, that member countries maintain strict fiscal control with budget deficits making up no more than 3% of their Gross Domestic Product ("GDP"). As prospective countries strive to meet the EMU admission guidelines, bond yields across the Continent have continued to drop and interest rates have tended to converge toward similar levels.

As of October 31, 1997, the Portfolio's major European holdings were Germany (9.6%), United Kingdom (6.0%) and Italy (5.3%). During the course of the Portfolio's fiscal year, we substantially reduced our Spanish and Danish bond holdings because we believe that as the EMU approaches, interest rates will continue to converge across the Continent, making the previously higher-yielding peripheral markets less attractive. Conversely, we increased our exposure to core countries such as Germany and the United Kingdom for the same reason.

Japan

The Japanese government bond market continued to provide attractive returns in U.S. dollar terms over the year. During this period, we increased our position in Japanese government bonds which, as of October 31, 1997, made up approximately 14% of the Portfolio's investments.

The Japanese economy continues to languish with little sign of recovery in the near future. In an apparently serious miscalculation, the government raised the Value Added Tax in April, which caused a dramatic drop in consumer spending and further exacerbated economic conditions. This drop in private consumption helps to explain the 11% decline in the GDP in the second quarter. The Japanese government has been pursuing an accommodative monetary policy designed to help the financial sector gradually rebuild its weak capital base. By loosening the monetary reins, Japanese policymakers hope that growth will be stimulated through very low borrowing costs. At the same time, the poor outlook for Japanese stocks combined with a very high domestic savings rate has led to considerable ongoing demand for Japanese government bonds.

We believe that Japanese bond yields will remain at or close to current levels for some time to come. For these reasons, we remain cautiously neutral toward the Japanese bond market. Despite the relatively low Japanese interest rates, these bonds continue to deliver competitive returns when hedged into U.S. dollars. Moreover, although it is still struggling with its recession, Japan remains a key global market. Therefore, we believe it is prudent to maintain some exposure to this critical financial market.

Thank you for your continued confidence in our investment approach.

Sincerely,


/s/ Victor S. Filatov              /s/ Denis P. Mangan
---------------------              -------------------
Victor S. Filatov                  Denis P. Mangan
Vice President                     Vice President

November 5, 1997


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                3

=================================================================================================================================
Historical Performance - Class A Shares
=================================================================================================================================
                                           Net Asset Value
                                      -------------------------
                                       Beginning         End            Income      Capital Gain         Return         Total
Year Ended                              of Year        of Year         Dividends    Distributions      of Capital     Returns(1)
=================================================================================================================================
10/31/97                                 $12.55          $12.22          $1.22           $0.08            $0.00            8.21%
---------------------------------------------------------------------------------------------------------------------------------
10/31/96                                  12.30           12.55           0.87            0.00             0.00            9.41
---------------------------------------------------------------------------------------------------------------------------------
10/31/95                                  11.68           12.30           0.78            0.00             0.00           12.40
---------------------------------------------------------------------------------------------------------------------------------
10/31/94++                                12.92           11.68           0.23            0.00             0.42           (4.64)+
---------------------------------------------------------------------------------------------------------------------------------
12/31/93                                  11.84           12.92           0.52            0.59             0.00           19.13
---------------------------------------------------------------------------------------------------------------------------------
12/31/92                                  12.90           11.84           0.97            0.19             0.00            0.93
---------------------------------------------------------------------------------------------------------------------------------
Inception*-- 12/31/91                     12.00           12.90           0.44            0.13             0.00           12.42+
=================================================================================================================================
Total                                                                    $5.03           $0.99            $0.42
=================================================================================================================================

=================================================================================================================================
Historical Performance - Class B Shares
=================================================================================================================================
                                           Net Asset Value
                                      -------------------------
                                       Beginning         End            Income      Capital Gain         Return         Total
Year Ended                              of Year        of Year         Dividends    Distributions      of Capital     Returns(1)
=================================================================================================================================
10/31/97                                 $12.50          $12.22          $1.10           $0.08            $0.00            7.62%
---------------------------------------------------------------------------------------------------------------------------------
10/31/96                                  12.26           12.50           0.81            0.00             0.00            8.83
---------------------------------------------------------------------------------------------------------------------------------
Inception*-- 10/31/95                     11.57           12.26           0.66            0.00             0.00           11.97+
=================================================================================================================================
Total                                                                    $2.57           $0.08            $0.00
=================================================================================================================================

=================================================================================================================================
Historical Performance - Class C Shares
=================================================================================================================================
                                           Net Asset Value
                                      -------------------------
                                       Beginning         End            Income      Capital Gain         Return         Total
Year Ended                              of Year        of Year         Dividends    Distributions      of Capital     Returns(1)
=================================================================================================================================
10/31/97                                 $12.47          $12.19          $1.11           $0.08            $0.00            7.73%
---------------------------------------------------------------------------------------------------------------------------------
10/31/96                                  12.23           12.47           0.81            0.00             0.00            8.90
---------------------------------------------------------------------------------------------------------------------------------
10/31/95                                  11.68           12.23           0.72            0.00             0.00           11.25
---------------------------------------------------------------------------------------------------------------------------------
10/31/94++                                12.93           11.68           0.21            0.00             0.39           (5.09)+
---------------------------------------------------------------------------------------------------------------------------------
Inception*-- 12/31/93                     11.83           12.93           0.47            0.59             0.00           18.89+
=================================================================================================================================
Total                                                                    $3.32           $0.67            $0.39
=================================================================================================================================


--------------------------------------------------------------------------------
4                                             1997 Annual Report to Shareholders

=================================================================================================================================
Historical Performance - Class Y Shares
=================================================================================================================================
                                           Net Asset Value
                                      -------------------------
                                       Beginning         End            Income      Capital Gain         Return         Total
Year Ended                              of Year        of Year         Dividends    Distributions      of Capital     Returns(1)
=================================================================================================================================
10/31/97                                 $12.39          $12.03          $1.28           $0.08            $0.00            8.61%
---------------------------------------------------------------------------------------------------------------------------------
10/31/96                                  12.14           12.39           0.90            0.00             0.00            9.82
---------------------------------------------------------------------------------------------------------------------------------
10/31/95                                  11.68           12.14           0.81            0.00             0.00           11.27
---------------------------------------------------------------------------------------------------------------------------------
10/31/94++                                12.93           11.68           0.23            0.00             0.43           (4.62)+
---------------------------------------------------------------------------------------------------------------------------------
Inception*-- 12/31/93                     11.97           12.93           0.37            0.59             0.00           16.49+
=================================================================================================================================
Total                                                                    $3.59           $0.67            $0.43
=================================================================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

====================================================================================================================================

Average Annual Total Return
====================================================================================================================================

                                                                                         Without Sales Charge(1)
                                                                     ---------------------------------------------------------------

                                                                     Class A           Class B           Class C            Class Y
====================================================================================================================================

Year Ended 10/31/97                                                   8.21%             7.62%             7.73%               8.61%
------------------------------------------------------------------------------------------------------------------------------------

Five Years Ended 10/31/97                                              8.47               N/A               N/A                N/A
------------------------------------------------------------------------------------------------------------------------------------

Inception* through 10/31/97                                            8.96              9.62              8.35               8.62
====================================================================================================================================


                                                                                          With Sales Charge(2)
                                                                     ---------------------------------------------------------------

                                                                     Class A           Class B           Class C            Class Y
====================================================================================================================================

Year Ended 10/31/97                                                   3.35%             3.22%             6.75%               8.61%
------------------------------------------------------------------------------------------------------------------------------------

Five Years Ended 10/31/97                                              7.47               N/A               N/A                N/A
------------------------------------------------------------------------------------------------------------------------------------

Inception* through 10/31/97                                            8.16              8.76              8.35               8.62
====================================================================================================================================


===========================================================================================================================
Cumulative Total Return
===========================================================================================================================

                                                                                                 Without Sales Charge(1)
===========================================================================================================================
Class A (Inception* through 10/31/97)                                                                     71.46%
---------------------------------------------------------------------------------------------------------------------------
Class B (Inception* through 10/31/97)                                                                     31.15
---------------------------------------------------------------------------------------------------------------------------
Class C (Inception* through 10/31/97)                                                                     47.27
---------------------------------------------------------------------------------------------------------------------------
Class Y (Inception* through 10/31/97)                                                                     47.45
===========================================================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.50%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

++ For the period from January 1, 1994 to October 31, 1994, which reflects a change in the fiscal year-end of the Portfolio.

+ Total return is not annualized, as it may not be representative of the total return for the year.

* Inception dates for Class A, B, C and Y shares are July 22, 1991, November 18, 1994, January 4, 1993 and February 19, 1993, respectively.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                5

================================================================================
Global Government Bond Portfolio at a Glance (unaudited)
================================================================================

Growth of $10,000 Invested in Class A Shares of the
Global Government Bond Portfolio vs. J.P. Morgan Global Bond Market Index+
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL]

                            July 1991 -- October 1997

                                     JP Morgan Global       JP Morgan Global
            Global Government        Bond Market Index      Bond Market Index
Date         Bond Portfolio             - Hedged               - Unhedged
----         --------------          -----------------      ------------------
Jul 1991        $ 9,600                  $10,000                 $10,000
Oct 1991        $10,422                  $10,459                 $10,685
Oct 1992        $10,964                  $11,370                 $12,028
Oct 1993        $12,614                  $12,749                 $13,351
Oct 1994        $12,369                  $12,609                 $12,740
Oct 1995        $13,903                  $15,048                 $15,319
Oct 1996        $15,212                  $16,566                 $16,254
Oct 1997        $16,461                  $18,319                 $16,822

+ Hypothetical illustration of $10,000 invested in Class A shares at inception on July 22, 1991, assuming deduction of the maximum 4.00% sales charge at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1997. The J.P. Morgan Global Bond Market Index is a daily, market-capitalization weighted, international fixed-income index consisting of 13 countries. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

================================================================
 Top Ten Holdings*                       As of October 31, 1997
================================================================
  1. U.S. Treasury Notes                                  36.2%
----------------------------------------------------------------
  2. Japanese Government                                  16.2
----------------------------------------------------------------
  3. Deutschland Republic                                 11.1
----------------------------------------------------------------
  4. United Kingdom Treasury                               6.9
----------------------------------------------------------------
  5. Buoni Poliennali del Tesoro                           6.1
----------------------------------------------------------------
  6. Kingdom of Belgium                                    4.9
----------------------------------------------------------------
  7. Bonos Y Oblig del Estado                              4.8
----------------------------------------------------------------
  8. Ireland Treasury                                      4.7
----------------------------------------------------------------
  9. Australian Government                                 2.5
----------------------------------------------------------------
 10. Finnish Government                                    2.1
----------------------------------------------------------------

* As a percentage of total bonds.


  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

================================================================================
 Investment Allocation**                                  As of October 31, 1997
================================================================================
          Europe                             36.1%
          The Americas                       33.2%
          Asia/Pacific                       17.7%
          Repurchase Agreement               13.0%

** As a percentage of total investments.

--------------------------------------------------------------------------------
6                                             1997 Annual Report to Shareholders

================================================================================
 International Equity Portfolio
================================================================================

Portfolio Managers

[PHOTO]

JEFFREY J. RUSSELL, CFA

Vice President


Jeffrey J. Russell, CFA, is a Managing Director of Smith Barney and portfolio manager of the Smith Barney World Funds, Inc.--International Equity Portfolio. Prior to joining the firm in 1990, he worked for Drexel Burnham Lambert. Mr. Russell holds an undergraduate degree from Massachusetts Institute of Technology and a M.B.A. from the University of Pennsylvania's Wharton School of Finance.


[PHOTO]

JAMES B. CONHEADY

Vice President

James B. Conheady has more than 35 years experience managing international and global equity portfolios. He has been with the International Equity team since its formation in 1968 at Drexel Burnham Lambert and moved to Smith Barney in 1990. Mr. Conheady holds a B.S.S. degree from Georgetown University.


Performance Update

For the year ended October 31, 1997, the Class A shares of the International Equity Portfolio ("Portfolio") had a total return of 9.30% without sales charge. In comparison, the Morgan Stanley Capital International ("MSCI") EAFE-GDP Weighted Index had a total return of 4.92% for the same period. (The MSCI EAFE-GDP Weighted Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and the countries in the Far East, weighted based on each country's Gross Domestic Product. ("GDP")) Performance information about the Portfolio's other classes of shares can be found on pages 10 and 11. As of October 31, 1997, the Portfolio owned securities of 74 issuers in 25 countries, consistent with its broadly diversified investment approach that seeks to minimize portfolio risk.

Investment Strategy

We pursue a "bottom-up" approach to stock investing--namely, we look for promising companies and industries rather than trying to discover investment opportunities based on the present or future condition of the global economy, the financial markets or the performance of particular markets. We seek companies growing at a faster rate to that of their local country. At the same time, we strive to maintain a risk level no higher than that of the overall international equity market through broad diversification in a variety of markets.

Market and Portfolio Update

In the months leading to the close of the Portfolio's reporting period, the big news has been the sharp decline of Asian markets and higher market volatility in many international markets. Clearly, many global multinational giants with significant Asian revenue streams, many of which have been investor favorites over the past several years, will be under a cloud until their earnings visibility is confirmed.

Asia and the Pacific Rim

As occurred after the Mexican peso debacle in late 1994, the Asian "Tiger" selloff has impacted virtually all emerging and smaller equity markets. The Asian currency contagion, initially confined to Thailand, Malaysia, Indonesia and the Philippines, spread throughout the region and has shaken the foundation of the U.S. dollar-linked currency regimes in Asia. The latest victims of the plague include Hong Kong's currency (pegged since 1983 to the U.S. dollar) and Korea, where a stringent International Monetary Fund package has been put in place. There appears to be more downside risk in the Asian markets, with many

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                7
investors capitulating and selling their (reduced) holdings to minimize asset value attrition. Ironically, very high interest rates necessary to stem currency pressures will achieve a key government objective of slowing the rise of Hong Kong's real estate prices, and improving its regional competitiveness as a service center.

There has been a great deal of pain inflicted on local Asian equity markets, local corporate earnings and investors when currencies devalue 10%-40% and interest rates reach sky high levels in order to defend macroeconomic policies. Given the large equity market representation of banks, finance companies and property stocks in Asian equity markets, the region has been transformed due to slower capital decelerating growth rates, weak currencies and collapsing asset prices.

Outside Southeast Asia, the inevitable economic slowdown spells more bad news for Japan, a major exporter of goods into Asia. The Japanese economy is already sluggish from a series of misguided policy initiatives (including April's sales tax increase which led to reported GDP contraction at a rate in excess of 11% during second quarter 1997) and the troubles in Asian neighboring economies.

One of the key adjustments we made to our Asian holdings during the fiscal year was selling our position in Cheung Kong Ltd. (a real estate and property development company) and using the proceeds to buy China Resources Enterprise Ltd. (a property investment and investment holding company). Chinese government officials have clearly stated a desire to increase the supply of land for redevelopment in Hong Kong. Accordingly, we decided to take profits on Cheung Kong. At the same time, we wanted increased exposure to the privatization process of state-owned enterprises in China. China Resources, owned in large part by the Ministry of Trade in China, is a diversified conglomerate with an established track record in brewing, infrastructure, property and equipment, and is well-positioned to make attractive acquisitions.

Europe

European equity markets and Latin America have been afflicted by Asia's problems, largely, we suspect, due to semi-panicked selling rather than any problems with short-term fundamentals. We continue to believe that Europe represents the best global investment opportunity because of continued corporate restructuring, benign interest rates and improved demand for stocks from both individuals and institutions. In fact, Europe has now become roughly 5%-10% more inexpensive due to the a continuing challenges facing Asia.

Our equity allocations, driven by our bottom-up stock investment approach, continue to be weighted heavily toward Europe at about 69% of investments. As of October 31, 1997, our major country exposures include Germany (7.8%), Ireland (9.4%), Netherlands (7.1%), Sweden (9.1%), Switzerland (5.0%) and the U.K. (14.0%). Europe has shown good resilience during the August global market correction and we continue to believe that European stock markets should be the performance leaders over the balance of 1997.

During the reporting period, we took advantage of European stock market strength to take profits on select holdings and swap into new positions in attractive companies. One example of this strategy is our sale of Carrefour SA (a major retailer) and the purchase of Getronics NV (a computer product services company).

Carrefour has expanded aggressively around the world and has been very successful at penetrating highly populated, under-stored urban areas in Latin America and Asia. At the same time, its shares have appreciated rapidly, reflecting this success. We see no fundamental problems with Carrefour but with retail sales softening in France (still accounting for around 50% of Carrefour's revenue) and the stock trading at a lofty 30x to 40x earnings, compared to a typical earnings growth in the mid-teens range, we felt it was prudent to take profits on this stock.

--------------------------------------------------------------------------------
8                                             1997 Annual Report to Shareholders

Getronics is the largest integrated computer services company in the Netherlands. The company is recording strong earnings in its core business and is using cash to make strategic acquisitions in the industry. Getronics fits nicely with a number of other European information technology companies we own (e.g., SAP in Germany) that are benefiting from greater use of computer services in Europe. These changes include widespread restructuring of the corporate sector to enhance productivity and gradual conversion to a single European currency.

Other Markets

We continue to maintain a light representation in Latin America with roughly 5% of the Portfolio's investments invested in the region. Because we believe that other financial markets offer superior return potential, our exposure to Latin American companies has been limited.

While the turmoil in Asia has caused many investors to reevaluate the benefits of international investing, we think that they stand to benefit over time by being patient and maintaining a long-term perspective.

Sincerely,



/s/ Jeffrey J. Russell             /s/ James B. Conheady
Jeffrey J. Russell                 James B. Conheady
Vice President                     Vice President

December 4, 1997

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                9

================================================================================================================================
 Historical Performance - Class A Shares
================================================================================================================================
                                                           Net Asset Value
                                                      ------------------------
                                                      Beginning           End          Income         Capital Gain      Total
Year Ended                                             of Year          of Year       Dividends       Distributions   Returns(1)
================================================================================================================================
10/31/97                                               $18.64           $20.36           $0.01            $0.00            9.30%
--------------------------------------------------------------------------------------------------------------------------------
10/31/96                                                17.15            18.64            0.17             0.00            9.78
--------------------------------------------------------------------------------------------------------------------------------
10/31/95                                                18.79            17.15            0.12             0.10           (7.44)
--------------------------------------------------------------------------------------------------------------------------------
10/31/94++                                              18.71            18.79            0.00             0.00            0.43+
--------------------------------------------------------------------------------------------------------------------------------
12/31/93                                                12.35            18.71            0.00             0.16           52.78
--------------------------------------------------------------------------------------------------------------------------------
12/31/92                                                12.31            12.35            0.02             0.00            0.49
--------------------------------------------------------------------------------------------------------------------------------
Inception*-- 12/31/91                                   11.94            12.31            0.00             0.00            3.10+
================================================================================================================================
Total                                                                                    $0.32            $0.26
================================================================================================================================

================================================================================================================================
 Historical Performance - Class B Shares
================================================================================================================================
                                                           Net Asset Value
                                                      ------------------------
                                                      Beginning           End          Income         Capital Gain      Total
Year Ended                                             of Year          of Year       Dividends       Distributions   Returns(1)
================================================================================================================================
10/31/97                                               $18.65           $20.22           $0.00            $0.00            8.42%
--------------------------------------------------------------------------------------------------------------------------------
10/31/96                                                17.17            18.65            0.04             0.00            8.89
--------------------------------------------------------------------------------------------------------------------------------
Inception*-- 10/31/95                                   18.38            17.17            0.00             0.10           (6.00)+
================================================================================================================================
Total                                                                                    $0.04            $0.10
================================================================================================================================

================================================================================================================================
 Historical Performance - Class C Shares
================================================================================================================================
                                                           Net Asset Value
                                                      ------------------------
                                                      Beginning           End          Income         Capital Gain      Total
Year Ended                                             of Year          of Year       Dividends       Distributions   Returns(1)
================================================================================================================================
10/31/97                                               $18.38           $19.93           $0.00            $0.00            8.43%
--------------------------------------------------------------------------------------------------------------------------------
10/31/96                                                16.93            18.38            0.04             0.00            8.85
--------------------------------------------------------------------------------------------------------------------------------
10/31/95                                                18.54            16.93            0.00             0.10           (8.11)
--------------------------------------------------------------------------------------------------------------------------------
10/31/94++                                              18.58            18.54            0.00             0.00           (0.22)+
--------------------------------------------------------------------------------------------------------------------------------
Inception*-- 12/31/93                                   12.35            18.58            0.00             0.16           51.73+
================================================================================================================================
Total                                                                                    $0.04            $0.26
================================================================================================================================

================================================================================================================================
 Historical Performance - Class Y Shares
================================================================================================================================
                                                           Net Asset Value
                                                      ------------------------
                                                      Beginning           End          Income         Capital Gain      Total
Year Ended                                             of Year          of Year       Dividends       Distributions   Returns(1)
================================================================================================================================
10/31/97                                               $18.64           $20.38           $0.06            $0.00            9.68%
--------------------------------------------------------------------------------------------------------------------------------
10/31/96                                                17.13            18.64            0.21             0.00           10.19
--------------------------------------------------------------------------------------------------------------------------------
10/31/95                                                18.80            17.13            0.17             0.10           (7.11)
--------------------------------------------------------------------------------------------------------------------------------
Inception*-- 10/31/94++                                 17.64            18.80            0.00             0.00            6.58+
================================================================================================================================
Total                                                                                    $0.44            $0.10
================================================================================================================================

--------------------------------------------------------------------------------
10                                           1997 Annual Report to Shareholders

================================================================================================================================
 Historical Performance - Class Z Shares
================================================================================================================================
                                                           Net Asset Value
                                                      ------------------------
                                                      Beginning           End          Income         Capital Gain       Total
Year Ended                                             of Year          of Year       Dividends       Distributions    Returns(1)
================================================================================================================================
10/31/97                                               $18.62           $20.36           $0.06            $0.00            9.69%
--------------------------------------------------------------------------------------------------------------------------------
10/31/96                                                17.12            18.62            0.21             0.00           10.13
--------------------------------------------------------------------------------------------------------------------------------
Inception*-- 10/31/95                                   18.38            17.12            0.17             0.10           (5.03)+
================================================================================================================================
Total                                                                                    $0.44            $0.10
================================================================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

====================================================================================================================================

 Average Annual Total Return
====================================================================================================================================

                                                                               Without Sales Charge(1)
                                                 -----------------------------------------------------------------------------------

                                                   Class A           Class B           Class C           Class Y            Class Z
====================================================================================================================================

Year Ended 10/31/97                              9.30%                8.42%             8.43%             9.68%               9.69%
------------------------------------------------------------------------------------------------------------------------------------

Five Years Ended 10/31/97                        11.69                  N/A               N/A               N/A                N/A
------------------------------------------------------------------------------------------------------------------------------------

Ten Years Ended 10/31/97                         11.80                  N/A               N/A               N/A                N/A
------------------------------------------------------------------------------------------------------------------------------------

Inception* through 10/31/97                      11.43                 3.55             10.83              5.45               4.71
====================================================================================================================================


                                                                                With Sales Charge(2)
                                                 -----------------------------------------------------------------------------------

                                                   Class A           Class B           Class C           Class Y            Class Z
====================================================================================================================================

Year Ended 10/31/97                              3.85%                3.42%             7.43%             9.68%               9.69%
------------------------------------------------------------------------------------------------------------------------------------

Five Years Ended 10/31/97                        10.55                  N/A               N/A               N/A                N/A
------------------------------------------------------------------------------------------------------------------------------------

Ten Years Ended 10/31/97                         11.23                  N/A               N/A               N/A                N/A
------------------------------------------------------------------------------------------------------------------------------------

Inception* through 10/31/97                      10.95                 2.60             10.83              5.45               4.71
====================================================================================================================================


========================================================================================================================
Cumulative Total Return
========================================================================================================================
                                                                                                 Without Sales Charge(1)
========================================================================================================================
Class A (10/31/87 through 10/31/97)                                                                      205.07%
------------------------------------------------------------------------------------------------------------------------
Class B (Inception* through 10/31/97)                                                                     10.97
------------------------------------------------------------------------------------------------------------------------
Class C (Inception* through 10/31/97)                                                                     64.21
------------------------------------------------------------------------------------------------------------------------
Class Y (Inception* through 10/31/97)                                                                     19.64
------------------------------------------------------------------------------------------------------------------------
Class Z (Inception* through 10/31/97)                                                                     14.73
========================================================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%. Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

++ For the period from January 1, 1994 to October 31, 1994, which reflects a change in the fiscal year end of the Portfolio.

+ Total return is not annualized, as it may not be representative of the total return for the year.

* Inception dates for Class A, B, C, Y and Z shares are February 18, 1986, November 7, 1994, January 4, 1993, June 16, 1994 and November 7, 1994, respectively. Class A share performance includes the return on the Fenimore International Fund whose management was assumed by Smith Barney on November 22, 1991.


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                               11

================================================================================
 International Equity Portfolio at a Glance (unaudited)
================================================================================

Growth of $10,000 Invested in Class A Shares of the
International Equity Portfolio vs. MSCI EAFE-GDP Weighted Index+
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL]

                          October 1987 -- October 1997

                         International            MSCI EAFE-GDP
Date                   Equity Portfolio           Weighted Index
----                   ----------------           --------------
Aug 1994                   $ 9,500                    $10,000
Oct 1988                   $10,695                    $12,344
Oct 1989                   $12,523                    $13,854
Oct 1990                   $12,749                    $13,556
Oct 1991                   $16,477                    $14,047
Oct 1992                   $16,764                    $13,057
Oct 1993                   $23,837                    $17,864
Oct 1994                   $26,230                    $19,782
Oct 1995                   $24,280                    $19,962
Oct 1996                   $26,654                    $22,185
Oct 1997                   $29,134                    $24,134

+ Hypothetical illustration of $10,000 invested in Class A shares on October 31, 1987, assuming deduction of the maximum 4.50% sales charge at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1997. The Morgan Stanley Capital International ("MSCI") EAFE-GDP Weighted Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and countries in the Far East, weighted based on each country's gross domestic product. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

================================================================================
 Top Ten Holdings*                                       As of October 31, 1997
================================================================================
 1.  Nokia Oyj, Class A Shares                             3.9%
---------------------------------------------------------------
 2.  Telefonaktiebolaget LM Ericsson, Class B Shares        3.9
---------------------------------------------------------------
 3.  Novartis AG, Registered Shares                        3.6
---------------------------------------------------------------
 4.  SAP AG                                                3.1
---------------------------------------------------------------
 5.  Independent Newspapers PLC                            2.5
---------------------------------------------------------------
 6.  SGL Carbon AG                                         2.5
---------------------------------------------------------------
 7.  NTT Data Corp.                                        2.2
---------------------------------------------------------------
 8.  Bank of Ireland                                       2.2
---------------------------------------------------------------
 9.  Grafton Group PLC                                     2.2
---------------------------------------------------------------
10.  Rentokil Initial PLC                                  2.2
---------------------------------------------------------------

* As a percentage of total stocks.


  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

================================================================================
 Investment Allocation**                                 As of October 31, 1997
================================================================================
          Europe                             69.3%
          The Americas                        5.2%
          Asia/Pacific                       20.9%
          Africa                              3.0%
          Repurchase Agreement                1.6%

** As a percentage of total investments.


--------------------------------------------------------------------------------
12                                            1997 Annual Report to Shareholders

================================================================================
 International Balanced Portfolio
================================================================================

Portfolio Managers -- Stocks
JEFFREY J. RUSSELL, CFA                JAMES B. CONHEADY

Portfolio Managers -- Bonds
VICTOR S. FILATOV                      DENIS P. MANGAN

Performance Update and Investment Strategy

As noted, the Smith Barney World Funds, Inc.--International Balanced Portfolio ("Portfolio") seeks long-term growth of capital and current income through a balanced investment in the stocks and bonds of non-U.S. issuers. The Portfolio gives investors the opportunity to participate in potential profits worldwide and to diversify assets over a number of countries' equity and fixed-income markets. For the year ended October 31, 1997, the Portfolio returned -1.71% for Class A shares. In comparison, the MSCI EAFE-GDP Weighted Index returned 4.92% and the J.P. Morgan Global Bond Market Index (hedged) returned 10.58% for the same period. Additional performance information about the Portfolio's other share classes can be found on page 14. As of October 31, 1997, stocks represented nearly 67% of the Portfolio's holdings and bonds made up roughly 25% of its remaining investments.

Please note that the Portfolio utilizes a team management approach with the stock portion managed by Jeff Russell and James Conheady (International Equity Portfolio) and the bond portion managed by Victor Filatov and Denis Mangan (Global Government Bond Portfolio). For a more in-depth discussion of economic and market events during the reporting period, please refer to the Managers' commentary for the International Equity Portfolio that starts on page 7 and the Global Government Bond Portfolio, which can be found on pages 2 and 3.

Although the equity portion of the Portfolio is managed similarly to the International Equity Portfolio, and the fixed-income portion is managed similarly to the Global Government Bond Portfolio, there are some differences due to, among other things, cash flow and the timing and availability of investment opportunities. It is thus impossible to replicate performance. The International Balanced Portfolio's underperformance was mainly due to the small- and mid-cap emphasis of the equity portion of the Portfolio as large-cap stocks continued to outperform.

We thank you for your investment in the Smith Barney World Funds, Inc. -- International Balanced Portfolio.

Sincerely,


/s/ James B. Conheady              /s/ Jeffrey J. Russell

James B. Conheady                  Jeffrey J. Russell
Vice President                     Vice President


/s/ Victor S. Filatov              /s/ Denis P. Mangan

Victor S. Filatov                  Denis P. Mangan
Vice President                     Vice President

November 21, 1997

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                13

================================================================================================================================
 Historical Performance - Class A Shares
================================================================================================================================
                                                           Net Asset Value
                                                      ------------------------
                                                      Beginning           End           Income          Return           Total
Year Ended                                             of Year          of Year        Dividends      of Capital      Returns(1)
================================================================================================================================
10/31/97                                                $13.90           $13.32           $0.15          $0.20           (1.71)%
--------------------------------------------------------------------------------------------------------------------------------
10/31/96                                                 12.64            13.90            0.35           0.00           12.89
--------------------------------------------------------------------------------------------------------------------------------
10/31/95                                                 12.20            12.64            0.39           0.00            7.05
--------------------------------------------------------------------------------------------------------------------------------
Inception*-- 10/31/94                                    12.00            12.20            0.00           0.00            1.67+
================================================================================================================================
Total                                                                                     $0.89          $0.20
================================================================================================================================

================================================================================================================================
 Historical Performance - Class B Shares
================================================================================================================================
                                                           Net Asset Value
                                                      ------------------------
                                                      Beginning           End           Income          Return           Total
Year Ended                                             of Year          of Year        Dividends      of Capital      Returns(1)
================================================================================================================================
10/31/97                                                $13.90           $13.38           $0.08          $0.10           (2.45)%
--------------------------------------------------------------------------------------------------------------------------------
10/31/96                                                 12.65            13.90            0.26           0.00           12.05
--------------------------------------------------------------------------------------------------------------------------------
Inception*-- 10/31/95                                    12.08            12.65            0.29           0.00            7.33+
================================================================================================================================
Total                                                                                     $0.63          $0.10
================================================================================================================================

================================================================================================================================
 Historical Performance - Class C Shares
================================================================================================================================
                                                           Net Asset Value
                                                      ------------------------
                                                      Beginning           End           Income          Return           Total
Year Ended                                             of Year          of Year        Dividends      of Capital      Returns(1)
================================================================================================================================
10/31/97                                                $13.87           $13.35           $0.08          $0.10           (2.46)%
--------------------------------------------------------------------------------------------------------------------------------
10/31/96                                                 12.63            13.87            0.26           0.00           11.99
--------------------------------------------------------------------------------------------------------------------------------
10/31/95                                                 12.18            12.63            0.29           0.00            6.29
--------------------------------------------------------------------------------------------------------------------------------
Inception*-- 10/31/94                                    12.00            12.18            0.00           0.00            1.50+
================================================================================================================================
Total                                                                                     $0.63          $0.10
================================================================================================================================

================================================================================================================================
 Historical Performance - Class Y Shares
================================================================================================================================
                                                           Net Asset Value
                                                      ------------------------
                                                      Beginning           End           Income          Return           Total
Year Ended                                             of Year          of Year        Dividends      of Capital      Returns(1)
================================================================================================================================
10/31/97                                                $13.93           $13.35           $0.18          $0.23           (1.28)%
--------------------------------------------------------------------------------------------------------------------------------
Inception*-- 10/31/96                                    13.15            13.93            0.29           0.00           8.21+
================================================================================================================================
Total                                                                                     $0.47          $0.23
================================================================================================================================

It is the Fund's policy to distribute dividends quarterly and capital gains, if any, annually.

--------------------------------------------------------------------------------
14                                            1997 Annual Report to Shareholders

====================================================================================================================================

Average Annual Total Return
====================================================================================================================================

                                                                                         Without Sales Charge(1)
                                                                     ---------------------------------------------------------------

                                                                     Class A           Class B           Class C            Class Y
====================================================================================================================================

Year Ended 10/31/97                                                   (1.71)%           (2.45)%           (2.46)%           (1.28)%
------------------------------------------------------------------------------------------------------------------------------------

Inception* through 10/31/97                                            6.10              5.50              5.29              3.88
====================================================================================================================================


                                                                                          With Sales Charge(2)
                                                                     ---------------------------------------------------------------

                                                                     Class A           Class B           Class C            Class Y
====================================================================================================================================

Year Ended 10/31/97                                                   (6.62)%           (7.27)%           (3.42)%           (1.28)%
------------------------------------------------------------------------------------------------------------------------------------

Inception* through 10/31/97                                            4.41              4.58              5.29              3.88
====================================================================================================================================


========================================================================================================================
Cumulative Total Return
========================================================================================================================
                                                                                                 Without Sales Charge(1)
========================================================================================================================
Class A (Inception* through 10/31/97)                                                                    20.76%
------------------------------------------------------------------------------------------------------------------------
Class B (Inception* through 10/31/97)                                                                     17.31
------------------------------------------------------------------------------------------------------------------------
Class C (Inception* through 10/31/97)                                                                     17.84
------------------------------------------------------------------------------------------------------------------------
Class Y (Inception* through 10/31/97)                                                                      6.82
========================================================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares. (2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B, C and Y shares are August 25, 1994, November 7, 1994, August 25, 1994 and February 7, 1996, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                15

================================================================================
 International Balanced Portfolio at a Glance (unaudited)
================================================================================

Growth of $10,000 Invested in Class A and C Shares of the International Balanced Portfolio vs. MSCI EAFE-GDP Weighted Index and J.P. Morgan Global Bond Market Index+
--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL]

                           August 1994 -- October 1997


               International Balanced   International Balanced
                     Portfolio -              Portfolio -         MSCI EAFE-GDP
Date                Class A Shares          Class C Shares        Weighted Index
----           ----------------------   ----------------------   --------------
Aug 1994              $ 9,550                 $10,000                $10,000
Oct 1994              $ 9,706                 $10,050                $ 9,960
Oct 1995              $10,390                 $10,788                $ 9,563
Oct 1996              $11,730                 $12,081                $10,607
Oct 1997              $11,529                 $11,784                $11,539

+ Hypothetical illustration of $10,000 invested in Class A and C shares at inception on August 25, 1994, assuming deduction of the maximum 4.50% sales charge at the time of investment for Class A shares and the deduction of the 1.00% CDSC for Class C shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1997. The Morgan Stanley Capital International ("MSCI") EAFE-GDP Weighted Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and countries in the Far East, weighted based on each country's gross domestic product. The J.P. Morgan Global Bond Market Index-Unhedged is a daily, market capitalization weighted international fixed income index consisting of 13 countries. The indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A and C shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

================================================================================
 Top Ten Holdings*                                       As of October 31, 1997
================================================================================
 1.  Japanese Government                                   6.6%
---------------------------------------------------------------
 2.  U.S. Treasury Notes                                   4.0
---------------------------------------------------------------
 3.  Deutschland Republic                                  3.9
---------------------------------------------------------------
 4.  Buoni Poliennali del Tesoro                           3.6
---------------------------------------------------------------
 5.  Santa Fe International Corp.                          3.1
---------------------------------------------------------------
 6.  Novartis AG, Registered Shares                        2.9
---------------------------------------------------------------
 7.  Telecomunicacoes Brasileiras SA ADR                   2.8
---------------------------------------------------------------
 8.  Telecom Italia Mobile S.p.A.                          2.7
---------------------------------------------------------------
 9.  United Kingdom Treasury                               2.6
---------------------------------------------------------------
10. NTT Data Corp.                                         2.5
---------------------------------------------------------------

* As a percentage of total stocks and bonds.



  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

================================================================================
 Investment Allocation**                                 As of October 31, 1997
================================================================================
          Europe                             57.2%
          The Americas                       12.2%
          Asia/Pacific                       22.6%
          Repurchase Agreement                8.0%

** As a percentage of total investments.


--------------------------------------------------------------------------------
16                                            1997 Annual Report to Shareholders

================================================================================
 A Roundtable Discussion with Portfolio Managers Jeff Russell and Victor Filatov
================================================================================

ASIA      [MAP]

"It's always a negative event that causes global markets to go down in tandem.
 The recent turmoil in Asia was one negative event waiting to happen. After a period of very strong returns around the world, many investors were waiting for an excuse to sell."

                                                                    JEFF RUSSELL
                                                               Portfolio Manager
                                                  International Equity Portfolio

What happened in Asia?

Jeff: The Asia crisis was triggered by a concerted run on the currency in Thailand, which has been linked to the U.S. dollar for a number of years. The Thai economy has become increasingly uncompetitive as the U.S. dollar strengthened over the last two years. Exports slowed down considerably, but the Thais still retained their great relish and desire to import specialty luxury and capital goods, which led to an ever-increasing current accounts deficit--the very same policy disaster that eventually engulfed Mexico in late 1994.

After making a successful run at the Thai currency, aggressive investors went after the currencies in Malaysia, the Philippines and Indonesia, all of which have been forced to devalue. Even Singapore, which is by far the strongest economy in Southeast Asia, fell prey to currency speculators. Taiwan decided to let its currency go as well, and there has recently been a concerted assault on the Hong Kong dollar, which has been pegged to the U.S. dollar since 1983.

In order to defend their currencies, Asian monetary authorities have raised interest rates very aggressively. For example, overnight interest rates in Hong Kong have risen by 2% or 3% in an effort to stem speculation. Higher interest rates tend to depress economic activity, and fears of an Asian economic slowdown quickly rippled through markets around the world.

Jeff, does this mean that global markets are beginning to converge?

Jeff: We have seen in the past where political shocks, whether it be the Kuwaiti invasion by Saddam Hussein or Mikhail Gorbachev dealing with civil unrest, have led to sharp global corrections occurring in tandem.

Yet, it's always bad news that leads to a temporary convergence among the global economies. There's never a "melt up" when good things happen, which sends markets throughout the world up 10%. It's always a negative event that causes global markets to go down in tandem. The recent turmoil in Asia was one negative event waiting to happen. After a period of very strong returns in markets around the world, many investors were waiting for an excuse to sell.

Victor, how did the events in Asia impact the Global Government Bond Portfolio?

Victor: We were very fortunate to have liquidated all of our emerging market bonds, except for some very short-term holdings, by October 24, 1997 -- two days before the big collapse on Monday, October 27th. We view our emerging market investments as opportunistic. If they offer good value against the U.S. Treasury bond market, then we will invest in emerging market debt. Earlier that week, we began to see trouble developing that we didn't quite understand at the time and so we sold our positions. We believe that whenever a currency crisis appears, it's more prudent to get out of those problem areas because it will probably get worse before it gets better.

That said, I don't think that the full impact of the Asian crisis is understood yet and its long-term ramifications are still a question mark. In my opinion, the Asian crisis is a major financial calamity in a part of the world where no one expected it to happen. My chief concern now is that Asia's economies will not recover as quickly as the economies of Latin America, if for no other reason than their greater investment in infrastructure.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                17

What are the long-term prospects for Asian stocks and Asian growth rates?

Jeff: First, we think expectations of Gross Domestic Product growth rates of 7% to 8% per year will get ratcheted down. And whether it slows to 4% or 2% or even 0%, comparatively, it will feel like a recession. Nevertheless, our long-term outlook for these countries remains very positive. Asian countries boast a very high personal savings rates and these countries possess a very strong work ethic -- two characteristics that should serve them well in the future.

Victor: If there aren't opportunities now, then there probably will be. However, I would like to point out that our philosophy dictates that we don't take speculative positions in those troubled Asian currencies. The Global Government Bond Portfolio is guided by a conservative investment discipline and concentrates on high-grade government bonds while attempting to minimize currency risk.

Jeff, are you finding buying opportunities in the wake of the collapse of Asian financial markets?

Jeff: We certainly think there will be some great buying opportunities in these markets over the next six to twelve months. You can now buy Asian stocks at valuations that we have not seen in the last ten years. The same can't be said for Latin America, the United States or Europe. These stocks have been pyschologically beat up and are quite inexpensive right now from a valuation standpoint.


 EUROPE      [MAP]

"I'm a little perplexed by the the strength of the U.S. dollar versus the core
 European currencies like the deutschmark. In the aftermath of the Asian crisis, I would have thought that the European markets would have been the preferred safe haven over the U.S. bond market because those economies rely less on Asian trade."

                                                                  VICTOR FILATOV
                                                               Portfolio Manager
                                                Global Government Bond Portfolio


How has the continued strength of the U.S. dollar affected European markets?

Jeff: The continued strength of the U.S. dollar has been beneficial for Europe simply because Europe is a significant exporter. For example, the sharp appreciation of the U.S. dollar against the German mark has made German industry much more competitive. After having been depressed for a couple of years, German industry, which is the great economic locomotive of continental Europe, is starting to accelerate.

Victor: I agree with Jeff, although I'm a little perplexed by the recent strength of the U.S. dollar versus the core European currencies like the deutschmark. In the aftermath of the Asian crisis, I would have thought that European markets would have been the preferred safe haven over the U.S. bond market because those economies rely less on Asian trade.

Why did European financial markets react to the collapse of Asia?

Jeff: That is one of the unanswered questions of the day. Certainly, if you're a Swiss investor or a German investor and you've made 30% or 40% for the year or you're a first-time investor in the markets and you read all these scary headlines, then you may be tempted to take some money off the table. But we don't see any particular event in Asia that should substantially affect European industry and its general prospects in the region.

--------------------------------------------------------------------------------
18                                           1997 Annual Report to Shareholders

Voters in both Great Britain and France returned more labor-oriented governments to power, partially in response to the high unemployment in those countries. Have these political developments threatened the European Monetary Union ("EMU")?

Victor: I think it is quite interesting that the Labor government has turned out to be much more like the Conservative government than anyone expected. Since the elections, things have gone very well. I also think that it's clear that the U.K. will become part of the EMU, but probably not until early next century. Overall, I think the English government has turned out to be a pleasant surprise for most investors.

Jeff: You're correct in pointing out that we have had a general change in governments from rather conservative representation in the U.K. to a more energetic, Clintonian-style government. And yet, economic policies have remained the same for the most part.

Similarly, in France, there was a lot of socialistic rhetoric going into the campaign. But we don't think they will do anything that will imperil investment potential there. At the same time, planned French initiatives such as an increase in corporate tax rates or shorter work weeks aren't the kind of events that make us terribly excited about committing new resources to the French stock market.

So you remain generally positive regarding Europe and its future prospects?

Jeff: Generally speaking, we are very positive on Europe. Currently, we have about two-thirds of the International Equity Portfolio's assets invested in Europe. Moreover, we have tended to favor the "fringe" economies such as Ireland or Sweden over the larger countries of France, Germany and the U.K because we believe they offer greater growth potential.

In our opinion, ongoing corporate restructuring and a favorable interest rate environment continue to make Europe a very attractive investment opportunity. In addition, we think we're witnessing a substantial change in the demand for stocks now that government bond rates have declined from their double-digit rates of return. In response, more and more resources are being committed to Europe's capital markets.


 EMERGING MARKETS     [MAP]

"It was only a matter of time before Latin America became embroiled in the sell-off. We think the lesson for investors is that the laws of the business cycle have not been repealed and that successful investing still requires a long-term investment horizon and patience."

                                                                    JEFF RUSSELL
                                                               Portfolio Manager
                                                  International Equity Portfolio


Many Latin American countries have been enjoying exceptionally strong economic recoveries recently. How do you view their future prospects?

Jeff: Many Latin countries have had a good rebound following the Mexican peso devaluation in late 1994 and early 1995. That crisis caused not only Mexico to fall but also put the economic powerhouses of Brazil and Argentina into a long recession.

However, since 1996, those countries have experienced an export-led rebound with a recovery in domestic consumer demand as well. Generally speaking, we remain cautiously upbeat on Latin America. As noted earlier, Latin American markets were affected by the Asian sell-off just like the Asian nations were affected by the Latin sell-off in late 1994.

Why was Latin America affected by events in Asia?

Jeff: When there's a pullback in the emerging markets--and the Latin American markets are still classified as emerging markets--they all tend to get hit. And because the Asian markets are a significant component of the emerging markets, it was only a matter of time before Latin America became embroiled in the sell-off. We think the lesson for investors is that the laws of the business cycle have not been repealed and that successful investing still requires a long-term investment horizon and patience.


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                19

The Brazilian economic recovery had been an emerging market success story before the recent global instability. What are the prospects for this Latin American leader in the aftermath of the Asian crisis?

Jeff: The Brazilian economy is currently under a little bit of a cloud because the Brazilians had linked their currency to the U.S. dollar. Even though they had been extraordinarily successful in bringing down inflation, Brazil's currency has strengthened. This stronger Brazilian currency has in turn raised concerns about the country's export competitiveness.

Brazilian policymakers have taken the usual policy prescriptions, such as pushing up interest rates quite aggressively to keep capital in the country. Will they be able to maintain the currency link to the U.S. dollar? Honestly, we don't know. It may be only a matter of time before they will be forced to devalue their currency. But we doubt this will be a dramatic currency devaluation.

Gentlemen, thank you for spending time with us today.


--------------------------------------------------------------------------------
20                                           1997 Annual Report to Shareholders

====================================================================================================================================

 Schedules of Investments                                                                                           October 31, 1997

====================================================================================================================================


                                    GLOBAL GOVERNMENT BOND PORTFOLIO

   FACE
  AMOUNT+                                         SECURITY                                                              VALUE
====================================================================================================================================

BONDS -- 87.0%
Australia -- 2.2%
           3,600,000       Australian Government, 10.000% due 2/15/06                                                $  3,209,812
------------------------------------------------------------------------------------------------------------------------------------

Belgium -- 4.3%
         200,000,000       Kingdom of Belgium, 9.000% due 6/27/01                                                       6,379,497
------------------------------------------------------------------------------------------------------------------------------------

Finland -- 1.8%
          12,000,000       Finnish Government, 10.000% due 9/15/01                                                      2,709,727
------------------------------------------------------------------------------------------------------------------------------------

Germany -- 9.6%
          24,000,000       Deutschland Republic, 6.000% due 7/4/07                                                     14,339,202
------------------------------------------------------------------------------------------------------------------------------------

Ireland -- 4.1%
           4,000,000       Ireland Treasury, 6.250% due 4/1/99                                                          6,084,180
------------------------------------------------------------------------------------------------------------------------------------

Italy -- 5.3%
                           Buoni Poliennali del Tesoro:
       7,550,000,000          6.000% due 2/15/00                                                                        4,524,237
       5,540,000,000          6.750% due 2/1/07                                                                         3,410,239
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        7,934,476
------------------------------------------------------------------------------------------------------------------------------------

Japan -- 14.1%
       2,415,000,000       Japanese Government, Series 195, 2.400% due 6/20/07                                         21,041,644
------------------------------------------------------------------------------------------------------------------------------------

Spain -- 4.2%
                           Bonos Y Oblig del Estado:
         770,000,000          6.750% due 4/15/00                                                                        5,501,930
          90,000,000          8.800% due 4/30/06                                                                          735,522
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        6,237,452
------------------------------------------------------------------------------------------------------------------------------------

Sweden -- 0.8%
           8,300,000       Swedish Government, 6.000% due 2/9/05                                                        1,094,697
------------------------------------------------------------------------------------------------------------------------------------

United Kingdom -- 6.0%
           5,100,000       United Kingdom Treasury, 7.250% due 12/7/07                                                  8,982,449
------------------------------------------------------------------------------------------------------------------------------------

United States -- 34.6%
           2,500,000       Gas Argentino SA, 7.250% due 12/7/98++                                                       2,495,793
           2,162,429       Russia GKO Loan Participation, zero coupon due 4/8/98++                                      2,065,719
                           U.S. Treasury Notes:
           8,500,000          6.250% due 1/31/02+++                                                                     8,647,390
          14,600,000          6.500% due 10/15/06                                                                      15,170,714
          14,000,000          6.250% due 2/15/07                                                                       14,334,600
           8,600,000          6.125% due 8/15/07                                                                        8,792,554
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       51,506,770
------------------------------------------------------------------------------------------------------------------------------------

                           TOTAL BONDS
                           (Cost-- $128,307,372)                                                                      129,519,906
====================================================================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                21

====================================================================================================================================

 Schedules of Investments (continued)                                                                               October 31, 1997

====================================================================================================================================


                                     GLOBAL GOVERNMENT BOND PORTFOLIO

   FACE
  AMOUNT                                          SECURITY                                                              VALUE
====================================================================================================================================

REPURCHASE AGREEMENT -- 13.0%
         $19,350,000       CIBC Wood Gundy Securities Inc., 5.590% due 11/3/97;
                           Proceeds at maturity -- $19,359,014; (Fully collateralized by
                           U.S. Treasury Notes, 6.125% due 5/15/98;
                           Market value -- $19,737,453) (Cost -- $19,350,000)                                        $ 19,350,000
====================================================================================================================================


                           TOTAL INVESTMENTS -- 100%
                           (Cost -- $147,657,372**)                                                                  $148,869,906
====================================================================================================================================


+    Represents local currency.

++   U.S. dollar denominated security.

+++ Security is segregated by Custodian for open forward foreign currency contracts.

**   Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
22                                           1997 Annual Report to Shareholders

====================================================================================================================================

 Schedule of Investments (continued)                                                                                October 31, 1997

====================================================================================================================================


                                      INTERNATIONAL EQUITY PORTFOLIO

    SHARES                                           SECURITY                                                          VALUE
====================================================================================================================================

STOCKS -- 98.4%
Australia -- 1.4%
           2,455,287       Coca-Cola Amatil Ltd.                                                                     $ 18,518,843
------------------------------------------------------------------------------------------------------------------------------------

Austria -- 1.6%
              86,180       VA Technologie AG                                                                           15,316,620
              85,000       Wolford AG                                                                                   6,174,674
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       21,491,294
------------------------------------------------------------------------------------------------------------------------------------

Belgium -- 1.3%
              85,000       Barco NV                                                                                    16,397,944
------------------------------------------------------------------------------------------------------------------------------------

Brazil -- 3.0%
             507,100       Petroleo Brasileiro SA ADR                                                                  10,073,440
             200,000       Telecomunicacoes Brasileiras SA ADR                                                         20,300,000
             325,000       Uniao de Banco Brasileiro SA GDR*                                                            8,856,250
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       39,229,690
------------------------------------------------------------------------------------------------------------------------------------

Finland -- 3.9%
              80,000       Nokia Corp., Class A Shares ADR                                                              7,060,000
             500,000       Nokia Oyj, Class A Shares                                                                   44,125,000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       51,185,000
------------------------------------------------------------------------------------------------------------------------------------

France -- 0.7%
             230,000       Companie Generale de Geophysique SA*                                                         6,440,000
             300,000       EDAP TMS SA ADR*                                                                             2,100,000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        8,540,000
------------------------------------------------------------------------------------------------------------------------------------

Germany -- 7.8%
             198,360       Leica Camera AG                                                                              4,581,261
             200,000       SAP AG Preferred ADR                                                                        19,900,000
              67,000       SAP AG, Preferred Non-Voting Shares                                                         20,028,761
             225,000       SGL Carbon AG                                                                               32,094,300
              55,000       Volkswagen AG, Preferred Non-Voting Shares                                                  25,341,351
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                      101,945,673
------------------------------------------------------------------------------------------------------------------------------------

Hong Kong -- 4.1%
           4,133,000       China Resources Enterprises Ltd.                                                            11,335,740
          11,088,350       Hong Kong & China Gas Co. Ltd.                                                              20,944,422
           3,000,000       Hutchison Whampoa Ltd.                                                                      20,764,603
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       53,044,765
------------------------------------------------------------------------------------------------------------------------------------

India -- 1.7%
              20,000       The India Magnum Fund, Class B Shares*                                                         950,000
             900,000       Larsen & Toubro Ltd. GDR                                                                     9,450,000
             166,667       Mahindra & Mahindra Ltd. GDR                                                                 1,750,003
             990,877       Mahindra & Mahindra Ltd. GDR++                                                              10,032,630
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       22,182,633
------------------------------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                23

====================================================================================================================================

 Schedules of Investments (continued)                                                                               October 31, 1997

====================================================================================================================================


                         INTERNATIONAL EQUITY PORTFOLIO

    SHARES                                           SECURITY                                                          VALUE
====================================================================================================================================

Ireland -- 9.4%
           2,254,421       Bank of Ireland                                                                           $ 28,556,723
           1,411,976       Grafton Group PLC                                                                           28,145,207
           3,081,248       Greencore Group PLC                                                                         14,462,471
           5,483,227       Independent Newspapers PLC                                                                  32,170,817
           1,569,263       Irish Continental Group PLC                                                                 19,122,383
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                      122,457,601
------------------------------------------------------------------------------------------------------------------------------------

Israel -- 2.0%
             550,000       Teva Pharmaceutical Industries Ltd. ADR                                                     25,712,500
------------------------------------------------------------------------------------------------------------------------------------

Italy -- 1.8%
               2,000       Luxottica Group S.p.A. ADR                                                                     127,750
           6,250,000       Telecom Italia Mobile S.p.A.                                                                23,111,854
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       23,239,604
------------------------------------------------------------------------------------------------------------------------------------

Japan -- 10.9%
             833,000       Canon, Inc.                                                                                 20,224,162
                 500       Matsushita-Kotobuki Electronics Industries Ltd.                                                 15,548
             472,000       Murata Manufacturing Co., Ltd.                                                              19,151,576
             308,000       Noritsu Koki Co. Ltd.                                                                       10,243,619
                 600       NTT Data Corp.                                                                              28,685,458
             260,000       Rohm Co. Ltd.                                                                               25,725,451
              67,000       Shohkoh Fund & Co., Ltd.                                                                    21,726,116
           2,163,000       Sumitomo Realty & Development Co., Ltd.                                                     15,808,406
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                      141,580,336
------------------------------------------------------------------------------------------------------------------------------------

Malaysia -- 0.4%
           1,500,000       Pacific & Orient Berhad                                                                      1,432,836
           6,600,000       Sungei Way Holdings Berhad                                                                   4,334,328
             517,750       Sungei Way Holdings Berhad Warrants, Expire 6/29/99*                                           102,004
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        5,869,168
------------------------------------------------------------------------------------------------------------------------------------

Mexico -- 2.2%
           2,550,644       Gruma SA, Class B Shares*                                                                    9,935,998
             600,000       Panamerican Beverages Inc.                                                                  18,600,000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       28,535,998
------------------------------------------------------------------------------------------------------------------------------------

Netherlands -- 7.1%
             602,777       Getronics NV                                                                                19,909,314
             420,936       Hunter Douglas NV                                                                           17,351,925
             406,349       IHC Caland NV                                                                               25,000,294
           2,000,000       ING Groep NV Warrants, Expire 3/15/01*                                                      20,600,814
              38,900       Royal Dutch Petroleum Co.                                                                    2,058,551
              61,100       Royal Dutch Petroleum Co., N.Y. Registered Shares                                            3,215,388
             185,000       Unique International NV                                                                      4,604,267
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       92,740,553
------------------------------------------------------------------------------------------------------------------------------------

Norway -- 3.7%
             750,000       Smedvig ASA, Class B Shares                                                                 22,069,537
           1,000,000       Tomra Systems ASA                                                                           25,712,082
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       47,781,619
------------------------------------------------------------------------------------------------------------------------------------


                        See Notes to Financial Statements

--------------------------------------------------------------------------------
24                                           1997 Annual Report to Shareholders

====================================================================================================================================

 Schedules of Investments (continued)                                                                              October 31, 1997
====================================================================================================================================


                                         INTERNATIONAL EQUITY PORTFOLIO

    SHARES                                           SECURITY                                                          VALUE
====================================================================================================================================

Poland -- 2.4%
             112,849       Bank Slaski SA                                                                             $ 6,573,414
             429,418       Debica SA                                                                                   11,336,142
           1,500,000       Elektrim Spolka Akcyjna SA                                                                  14,117,647
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       32,027,203
------------------------------------------------------------------------------------------------------------------------------------

Singapore -- 0.4%
           2,067,000       Cerebos Pacific Ltd.                                                                         5,282,479
------------------------------------------------------------------------------------------------------------------------------------

South Africa -- 3.0%
           2,735,000       Dimension Data Holdings Ltd.*                                                               11,366,234
              90,000       Investec Group Ltd.                                                                          3,497,143
             622,400       Investec Holdings Ltd.                                                                      23,951,892
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       38,815,269
------------------------------------------------------------------------------------------------------------------------------------

Spain -- 1.5%
             700,000       Telefonica de Espana                                                                        19,118,052
------------------------------------------------------------------------------------------------------------------------------------

Sweden -- 9.1%
           1,342,853       Astra AB, Class A Shares                                                                    21,710,437
             625,000       Autoliv Inc.                                                                                24,648,438
             200,000       Munters AB*                                                                                  2,030,945
           1,025,000       Nobel Biocare AB                                                                            13,284,653
             300,000       Pricer AB, Class B Shares*                                                                   6,974,693
           1,144,000       Telefonaktiebolaget LM Ericsson, Class B Shares                                             50,442,265
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                      119,091,431
------------------------------------------------------------------------------------------------------------------------------------

Switzerland -- 5.0%
              29,866       Novartis AG, Registered Shares                                                              46,903,565
               2,000       Roche Holdings AG                                                                           17,623,890
               2,000       Roche Holdings AG Warrants, Expire 5/5/98*                                                     128,903
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       64,656,358
------------------------------------------------------------------------------------------------------------------------------------

Thailand -- 0.0%
           1,307,800       Finance One Public Co. Ltd.*                                                                   108,386
                  31       Saha Pathana International Holding Public Co. Ltd.                                                  47
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                          108,433
------------------------------------------------------------------------------------------------------------------------------------

United Kingdom -- 14.0%
           2,500,000       Compass Group PLC                                                                           26,306,302
           2,029,147       Dixons Group PLC                                                                            23,631,529
             752,500       Hays PLC                                                                                     8,795,192
             290,886       Misys Jersey Ltd.*                                                                           7,231,420
           1,023,067       Misys PLC                                                                                   25,776,540
           1,198,557       Powerscreen International PLC                                                               14,018,739
           7,000,000       Rentokil Initial PLC                                                                        28,054,466
             400,000       Reuters Holdings PLC ADR                                                                    26,300,000
           1,600,000       Serco Group PLC                                                                             22,202,099
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                      182,316,287
------------------------------------------------------------------------------------------------------------------------------------

                           TOTAL STOCKS
                           (Cost -- $920,223,055)                                                                    1,281,868,733
====================================================================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                25

====================================================================================================================================

 Schedules of Investments (continued)                                                                               October 31, 1997

====================================================================================================================================


                                          INTERNATIONAL EQUITY PORTFOLIO

FACE AMOUNE                                  SECURITY                                                                   VALUE
====================================================================================================================================

REPURCHASE AGREEMENT-- 1.6%
         $21,270,000       CIBC Wood Gundy Securities Inc., 5.590% due 11/3/97;
                           Proceeds at maturity -- $21,279,908; (Fully collateralized by U.S. Treasury Notes, 6.125% due 5/15/98;
                           Market value -- $21,695,619) (Cost -- $21,270,000)                                        $ 21,270,000
====================================================================================================================================

                           TOTAL INVESTMENTS -- 100%
                           (Cost -- $941,493,055**)                                                                $1,303,138,733
====================================================================================================================================


*    Non-income producing security.

++ Security is exempt from registration under Rule 144A of the Securities Exchange Act of 1933. This security may be resold in transactions that are exempt from registration to qualified institutional buyers.

**   Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
26                                           1997 Annual Report to Shareholders

====================================================================================================================================

 Schedules of Investments (continued)                                                                               October 31, 1997

====================================================================================================================================


                                         INTERNATIONAL BALANCED PORTFOLIO

    SHARES                                           SECURITY                                                          VALUE
====================================================================================================================================

STOCKS -- 66.6%
Australia -- 2.9%
            122,596        Coca-Cola Amatil Ltd.                                                                        $ 924,672
            237,000        Henry Walker Group Ltd.                                                                        359,182
            300,000        Portman Mining Ltd.                                                                            475,808
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        1,759,662
------------------------------------------------------------------------------------------------------------------------------------

Austria -- 3.3%
              7,000        VA Technologie AG                                                                            1,244,098
             10,000        Wolford  AG                                                                                    726,432
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        1,970,530
------------------------------------------------------------------------------------------------------------------------------------

Brazil -- 4.5%
             25,000        Petroleo Brasileiro SA ADR                                                                     496,620
             15,000        Telecomunicacoes Brasileiras SA ADR                                                          1,522,500
             25,000        Uniao de Banco Brasileiro SA ADR*                                                              681,250
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        2,700,370
------------------------------------------------------------------------------------------------------------------------------------

Cayman Islands -- 2.9%
             35,000        Santa Fe International Corp.                                                                 1,721,563
------------------------------------------------------------------------------------------------------------------------------------

Finland -- 1.8%
             12,000        Nokia Oyj, Class A Shares                                                                    1,059,000
------------------------------------------------------------------------------------------------------------------------------------

France -- 1.5%
             10,000        Schlumberger Ltd.                                                                              875,000
------------------------------------------------------------------------------------------------------------------------------------

Germany -- 3.5%
              2,000        ProSieben Media AG Preferred*                                                                   99,355
              6,000        SGL Carbon AG                                                                                  855,848
              2,500        Volkswagen AG Preferred                                                                      1,151,880
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        2,107,083
------------------------------------------------------------------------------------------------------------------------------------

Hong Kong -- 3.1%
            209,000        China Resources Enterprises Ltd.                                                               573,232
            237,607        Hong Kong & China Gas Co. Ltd.                                                                 448,808
            125,000        Hutchison Whampoa Ltd.                                                                         865,192
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        1,887,232
------------------------------------------------------------------------------------------------------------------------------------

Ireland -- 3.9%
             75,000        Bank of Ireland                                                                                950,024
                560        CRH PLC                                                                                          6,740
            102,722        Greencore Group PLC                                                                            482,147
            150,000        Independent Newspapers PLC                                                                     880,070
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        2,318,981
------------------------------------------------------------------------------------------------------------------------------------

Italy -- 2.5%
            400,000        Telecom Italia Mobile S.p.A.                                                                 1,479,159
------------------------------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                27

====================================================================================================================================

 Schedules of Investments (continued)                                                                               October 31, 1997

====================================================================================================================================


                                       INTERNATIONAL BALANCED PORTFOLIO

    SHARES                                           SECURITY                                                          VALUE
====================================================================================================================================

Japan -- 6.5%
             30,000        Canon Inc.                                                                                  $  728,361
             15,000        Murata Manufacturing Co. Ltd.                                                                  608,631
             15,000        Noritsu Koki Co. Ltd.                                                                          498,878
                 29        NTT Data Corp.                                                                               1,386,464
             90,000        Sumitomo Realty & Development Co., Ltd.                                                        657,770
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        3,880,104
------------------------------------------------------------------------------------------------------------------------------------

Malaysia -- 0.7%
            400,000        Bandar Raya Developments Berhad                                                                175,522
            358,000        Sungei Way Holdings Berhad                                                                     235,104
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                          410,626
------------------------------------------------------------------------------------------------------------------------------------

Mexico -- 1.2%
            180,000        Gruma SA de CV, Class B Shares*                                                                701,188
------------------------------------------------------------------------------------------------------------------------------------

Netherlands -- 6.1%
             20,312        Hunter Douglas NV                                                                              837,306
             22,238        IHC Caland NV                                                                                1,368,175
             25,656        ING Groep NV                                                                                 1,077,428
              3,000        Wolters Kluwer NV                                                                              368,527
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        3,651,436
------------------------------------------------------------------------------------------------------------------------------------

Norway -- 3.2%
             40,000        Smedvig ASA, Class  B Shares                                                                 1,177,042
             30,000        Tomra Systems ASA                                                                              771,362
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        1,948,404
------------------------------------------------------------------------------------------------------------------------------------

Singapore -- 0.4%
            100,000        Cerebos Pacific Ltd.                                                                           255,563
                583        Jardine Matheson Holdings Ltd.*                                                                  3,731
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                          259,294
------------------------------------------------------------------------------------------------------------------------------------

Spain -- 1.0%
             10,000        Banco Popular Espanol SA                                                                       590,947
------------------------------------------------------------------------------------------------------------------------------------

Sweden -- 5.3%
             26,667        Astra AB, Class A Shares                                                                       431,130
             20,000        Autoliv Inc.                                                                                   788,750
             10,000        Munters AB*                                                                                    101,547
             15,000        Pricer AB, Class B Shares*                                                                     348,735
             15,000        Prosolvia AB, Class B Shares*                                                                  517,089
             22,000        Telefonaktiebolaget LM Ericsson ADR                                                            973,500
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        3,160,751
------------------------------------------------------------------------------------------------------------------------------------

Switzerland -- 2.6%
              1,000        Novartis AG, Registered Shares                                                               1,570,467
------------------------------------------------------------------------------------------------------------------------------------



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
28                                           1997 Annual Report to Shareholders

====================================================================================================================================

 Schedules of Investments (continued)                                                                               October 31, 1997

====================================================================================================================================


                                        INTERNATIONAL BALANCED PORTFOLIO

    SHARES                                           SECURITY                                                          VALUE
====================================================================================================================================

United Kingdom -- 9.7%
            150,000        Boxmore International PLC                                                                   $  690,462
            100,000        Compass Group PLC                                                                            1,052,252
             33,500        Hays PLC                                                                                       391,547
              8,571        Misys Jersey Ltd.*                                                                             213,075
             30,146        Misys PLC                                                                                      759,539
            101,123        Powerscreen International PLC                                                                1,182,770
              7,500        Reuters Holdings PLC ADR                                                                       493,125
             75,000        Serco Group PLC                                                                              1,040,723
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        5,823,493
------------------------------------------------------------------------------------------------------------------------------------

                           TOTAL STOCKS
                           (Cost -- $36,532,114)                                                                        39,875,290
====================================================================================================================================


     FACE
    AMOUNT+                                          SECURITY                                                          VALUE
====================================================================================================================================

BONDS -- 25.4%
Australia -- 1.0%
            800,000        Australian Government, 8.750% due 1/15/01                                                      620,876
------------------------------------------------------------------------------------------------------------------------------------

Finland -- 0.4%
          1,000,000        Finnish Government, 7.250% due 4/18/06                                                         211,901
------------------------------------------------------------------------------------------------------------------------------------

Germany -- 3.6%
          3,600,000        Deutschland Republic, 6.000% due 7/4/07+++                                                   2,150,880
------------------------------------------------------------------------------------------------------------------------------------

Ireland -- 1.8%
            700,000        Ireland Treasury, 6.250% due 4/1/99                                                          1,064,731
------------------------------------------------------------------------------------------------------------------------------------

Italy -- 3.3%
                           Buoni Poliennali del Tesoro:
       2,480,000,000           6.000% due 2/15/00                                                                       1,486,107
        830,000,000           6.750% due 2/1/07                                                                           510,920
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        1,997,027
------------------------------------------------------------------------------------------------------------------------------------

Japan -- 6.1%
        420,000,000       Japanese Government, Series 195, 2.400% due 6/20/07+++                                        3,659,416
------------------------------------------------------------------------------------------------------------------------------------

Spain -- 0.6%
         45,000,000        Bonos Y Oblig de Estado, 8.800% due 4/30/06+++                                                 367,761
------------------------------------------------------------------------------------------------------------------------------------

Sweden -- 0.8%
          3,500,000        Swedish Government, 6.000% due 2/9/05                                                          461,619
------------------------------------------------------------------------------------------------------------------------------------

United Kingdom -- 2.4%
        800,000        United Kingdom Treasury, 7.250% due 12/7/07+++                                                   1,409,012
------------------------------------------------------------------------------------------------------------------------------------



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SMITH BARNEY WORLD FUNDS, INC.                                                29

====================================================================================================================================

 Schedules of Investments (continued)                                                                               October 31, 1997

====================================================================================================================================


                                     INTERNATIONAL BALANCED PORTFOLIO

     FACE
    AMOUNT+                                           SECURITY                                                          VALUE
====================================================================================================================================

United States -- 5.4%
          1,081,215        Russia GKO Loan Participation, zero coupon due 4/8/98++                                    $ 1,032,860
                           U.S. Treasury Notes:
          1,550,000           6.125% due 8/15/07+++                                                                     1,584,705
            600,000           6.375% due 8/15/27+++                                                                       618,258
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        3,235,823
------------------------------------------------------------------------------------------------------------------------------------

Venezuela -- 0.0%
              7,140        Republic of Venezuela, Warrants due 4/15/20                                                          0
------------------------------------------------------------------------------------------------------------------------------------

                           TOTAL BONDS
                           (Cost -- $14,937,585)                                                                       15,179,046
====================================================================================================================================

                           SUB-TOTAL INVESTMENTS
                           (Cost -- $51,469,699)                                                                       55,054,336
====================================================================================================================================

REPURCHASE AGREEMENT -- 8.0%
4,790,000                  CIBC Wood Gundy Securities Inc., 5.590% due 11/3/97;
                           Proceeds at maturity -- $4,792,231; (Fully collateralized
                           by U.S. Treasury Notes,  6.125% due 5/15/98;
                           Market value -- $4,885,912) (Cost -- $4,790,000)                                             4,790,000
====================================================================================================================================

                           TOTAL INVESTMENTS -- 100%
                           (Cost -- $56,259,699**)                                                                    $59,844,336
====================================================================================================================================


*    Non-income producing security.

+    Represents local currency.

+++ Security is segregated by Custodian for open forward foreign currency contracts.

++   U.S. dollar denominated security.

**   Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
1997 Annual Report to Shareholders                                            30

====================================================================================================================================

 Statments of Assets and Liabilities                                                                                October 31, 1997

====================================================================================================================================


                                                                                Global
                                                                              Government         International       International
                                                                                 Bond               Equity             Balanced
                                                                               Portfolio           Portfolio           Portfolio
====================================================================================================================================

ASSETS:
     Investments -- Cost                                                    $128,307,372       $  920,223,055          $51,469,699
     Repurchase agreements -- Cost                                            19,350,000           21,270,000            4,790,000
     Foreign currency -- Cost                                                    272,084               42,246                   --
------------------------------------------------------------------------------------------------------------------------------------

     Investments, at value                                                  $129,519,906       $1,281,868,733          $55,054,336
     Repurchase agreements, at value                                          19,350,000           21,270,000            4,790,000
     Foreign currency, at value                                                  277,824               41,361                   --
     Cash                                                                         50,940               82,174              119,030
     Receivable for Fund shares sold                                          11,066,547           23,124,965            1,627,921
     Receivable for securities sold                                            8,949,694           15,217,848            4,196,033
     Dividends and interest receivable                                         2,428,296            1,571,518              341,476
     Receivable for open forward foreign currency contracts (Note 4)             684,104               26,795              366,345
------------------------------------------------------------------------------------------------------------------------------------

     Total Assets                                                            172,327,311        1,343,203,394           66,495,141
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES:
     Payable for securities purchased                                         23,532,907            8,756,092            4,035,500
     Payable for open forward foreign currency contracts (Note 4)              1,713,399               64,843              403,847
     Dividend payable                                                            430,525                   --                   --
     Management fees payable                                                      95,245            1,033,706               45,872
     Payable for Fund shares purchased                                            85,290            1,140,625               17,193
     Foreign currency payable to bank, at value                                       --                   --                6,696
     Distribution fees payable                                                     8,857              300,581                2,769
     Accrued expenses                                                            460,405            1,553,195               76,328
------------------------------------------------------------------------------------------------------------------------------------

     Total Liabilities                                                        26,326,628           12,849,042            4,588,205
------------------------------------------------------------------------------------------------------------------------------------

Total Net Assets                                                            $146,000,683       $1,330,354,352          $61,906,936
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS:
     Par value of capital shares                                             $    11,982        $      65,617           $    4,639
     Capital paid in excess of par value                                     140,975,795        1,056,417,906           59,193,886
     Overdistributed net investment income                                       (38,960)         (13,763,580)                  --
     Accumulated net realized gain (loss) from security
        transactions, options and foreign currencies                           5,345,595          (73,986,082)            (842,942)
     Net unrealized appreciation (depreciation) of investments
        and foreign currencies                                                  (293,729)         361,620,491            3,551,353
------------------------------------------------------------------------------------------------------------------------------------

Total Net Assets                                                            $146,000,683       $1,330,354,352          $61,906,936
------------------------------------------------------------------------------------------------------------------------------------

Shares Outstanding:
     Class A                                                                   7,768,799           22,828,652              831,246
     -------------------------------------------------------------------------------------------------------------------------------

     Class B                                                                   1,611,342           11,429,950              359,856
     -------------------------------------------------------------------------------------------------------------------------------

     Class C                                                                     267,085           10,079,153              272,843
     -------------------------------------------------------------------------------------------------------------------------------

     Class Y                                                                   2,335,045           14,811,154            3,174,625
     -------------------------------------------------------------------------------------------------------------------------------

     Class Z                                                                          --            6,468,269                   --
     -------------------------------------------------------------------------------------------------------------------------------

Net Asset Value:
     Class A (and redemption price)                                               $12.22               $20.36               $13.32
     -------------------------------------------------------------------------------------------------------------------------------

     Class B*                                                                     $12.22               $20.22               $13.38
     -------------------------------------------------------------------------------------------------------------------------------

     Class C**                                                                    $12.19               $19.93               $13.35
     -------------------------------------------------------------------------------------------------------------------------------

     Class Y (and redemption price)                                               $12.03               $20.38               $13.35
     -------------------------------------------------------------------------------------------------------------------------------

     Class Z (and redemption price)                                                   --               $20.36                   --
     -------------------------------------------------------------------------------------------------------------------------------

Class A Maximum Public Offering Price Per Share
     (net asset value plus 4.71% of net asset value per share)                    $12.80                   --                   --
     (net asset value plus 5.26% of net asset value per share)                        --               $21.43               $14.02
====================================================================================================================================


* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC for Global Government Bond Portfolio, and by a 5.00% CDSC for International Equity and International Balanced Portfolios if shares are redeemed within one year from initial purchase (See Note 2). ** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase (See Note 2).

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                31

====================================================================================================================================

 Statments of Operations                                                                                            October 31, 1997

====================================================================================================================================


                                                                                Global
                                                                              Government         International       International
                                                                                 Bond               Equity             Balanced
                                                                               Portfolio           Portfolio           Portfolio
====================================================================================================================================

INVESTMENT INCOME:
     Interest                                                                $ 9,097,438          $ 1,042,920          $ 1,308,980
     Dividend                                                                      5,130           16,523,842              427,159
     Less: Foreign withholding tax                                                    --           (1,689,178)             (39,433)
------------------------------------------------------------------------------------------------------------------------------------


     Total Investment Income                                                   9,102,568           15,877,584            1,696,706
------------------------------------------------------------------------------------------------------------------------------------

EXPENSES:
     Management fees (Note 2)                                                  1,123,627           11,766,569              471,084
     Distribution fees (Note 2)                                                  444,509            5,919,905              133,470
     Shareholder and system servicing fees                                       151,035            1,272,711               44,498
     Registration fees                                                            90,001              246,633               97,000
     Custody                                                                      53,999              808,216               56,296
     Audit and Legal                                                              32,501               70,846               32,500
     Shareholder communications                                                   26,399              161,813               18,513
     Directors' fees                                                               7,500               44,897                4,651
     Other                                                                         6,902               32,610               18,498
------------------------------------------------------------------------------------------------------------------------------------


     Total Expenses                                                            1,936,473           20,324,200              876,510
------------------------------------------------------------------------------------------------------------------------------------

Net Investment Income (Loss)                                                   7,166,095           (4,446,616)             820,196
------------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN
CURRENCIES (NOTES 3, 4 AND 5):
     Net Realized Gain (Loss) From:
        Security transactions                                                  5,040,925            8,376,599             (779,177)
        Options purchased                                                         51,000                   --               87,977
        Options written                                                               --                   --               24,650
        Foreign currency transactions                                          2,536,849           (2,031,792)            (719,784)
------------------------------------------------------------------------------------------------------------------------------------

     Net Realized Gain (Loss)                                                  7,628,774            6,344,807           (1,386,334)
------------------------------------------------------------------------------------------------------------------------------------

     Change in Net Unrealized Appreciation (Depreciation)
     of Investments and Foreign Currencies:
        Beginning of year                                                      2,729,431          236,284,616            4,042,657
        End of year                                                             (293,729)         361,620,491            3,551,353
------------------------------------------------------------------------------------------------------------------------------------

     Change in Net Unrealized Appreciation (Depreciation)                     (3,023,160)         125,335,875             (491,304)
------------------------------------------------------------------------------------------------------------------------------------

Net Gain (Loss) on Investments, Options and Foreign Currencies                 4,605,614          131,680,682           (1,877,638)
------------------------------------------------------------------------------------------------------------------------------------

Increase (Decrease) in Net Assets From Operations                            $11,771,709         $127,234,066          $(1,057,442)
====================================================================================================================================



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
32                                           1997 Annual Report to Shareholders

====================================================================================================================================

 Statments of Changes in Net Assets                                                                                 October 31, 1997

====================================================================================================================================


                                                                                Global
                                                                              Government         International       International
                                                                                 Bond               Equity             Balanced
                                                                               Portfolio           Portfolio           Portfolio
====================================================================================================================================

OPERATIONS:
     Net investment income (loss)                                            $ 7,166,095         $ (4,446,616)          $ 820,196
     Net realized gain (loss)                                                  7,628,774            6,344,807          (1,386,334)
     Increase (decrease) in net unrealized appreciation                       (3,023,160)         125,335,875            (491,304)
------------------------------------------------------------------------------------------------------------------------------------


     Increase (Decrease) in Net Assets From Operations                        11,771,709          127,234,066          (1,057,442)
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                   (14,761,484)          (1,479,385)           (584,276)
     Net realized gains                                                         (895,628)                  --                  --
     Capital                                                                          --                   --             (771,507)
------------------------------------------------------------------------------------------------------------------------------------

     Decrease in Net Assets From
        Distributions to Shareholders                                        (15,657,112)          (1,479,385)         (1,355,783)
------------------------------------------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 9):
     Net proceeds from sale of shares                                         48,612,809        1,530,238,808          27,220,805
     Net asset value of shares issued
        for reinvestment of dividends                                          8,530,565            1,110,321             442,806
     Cost of shares reacquired                                               (58,854,085)      (1,602,262,084)         (8,973,657)
------------------------------------------------------------------------------------------------------------------------------------

     Increase (Decrease) in Net Assets
        From Fund Share Transactions                                          (1,710,711)         (70,912,955)         18,689,954
-------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                             (5,596,114)          54,841,726          16,276,729

NET ASSETS:
     Beginning of year                                                       151,596,797        1,275,512,626          45,630,207
------------------------------------------------------------------------------------------------------------------------------------

     End of year*                                                           $146,000,683       $1,330,354,352         $61,906,936
====================================================================================================================================

* Includes overdistributed net
      investment income of:                                                     $(38,960)        $(13,763,580)                 --
====================================================================================================================================



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                33

====================================================================================================================================

 Statments of Changes in Net Assets                                                                                 October 31, 1997

====================================================================================================================================


                                                                                Global
                                                                              Government         International       International
                                                                                 Bond               Equity             Balanced
                                                                               Portfolio           Portfolio           Portfolio
====================================================================================================================================

OPERATIONS:
     Net investment income (loss)                                            $ 8,559,776           $ (269,174)           $ 653,494
     Net realized gain                                                         9,468,200            6,128,621              582,875
     Increase (decrease) in net unrealized appreciation                       (4,222,849)          98,809,008            2,640,474
------------------------------------------------------------------------------------------------------------------------------------


     Increase in Net Assets From Operations                                   13,805,127          104,668,455            3,876,843
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                   (10,527,150)          (8,277,473)            (813,403)
------------------------------------------------------------------------------------------------------------------------------------

     Decrease in Net Assets From
      Distributions to Shareholders                                          (10,527,150)          (8,277,473)            (813,403)
------------------------------------------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 9):
     Net proceeds from sale of shares                                         22,772,237          947,882,501           23,961,742
     Net asset value of shares issued
      for reinvestment of dividends                                            6,565,761            7,626,220              554,791
     Cost of shares reacquired                                               (44,297,898)        (823,699,952)          (6,997,464)
------------------------------------------------------------------------------------------------------------------------------------

     Increase (Decrease) in Net Assets
      From Fund Share Transactions                                           (14,959,900)         131,808,769           17,519,069
------------------------------------------------------------------------------------------------------------------------------------

Increase (Decrease) in Net Assets                                            (11,681,923)         228,199,751           20,582,509

NET ASSETS:
     Beginning of year                                                       163,278,720        1,047,312,875           25,047,698
------------------------------------------------------------------------------------------------------------------------------------

     End of year*                                                           $151,596,797       $1,275,512,626          $45,630,207
====================================================================================================================================

* Includes undistributed (overdistributed)
     net investment income of:                                                $4,968,580         $(14,136,552)            $334,918
====================================================================================================================================



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
34                                            1997 Annual Report to Shareholders

================================================================================
 Notes to Financial Statements
================================================================================

1. Significant Accounting Policies

The Global Government Bond, International Equity and International Balanced Portfolios ("Portfolios") are separate investment portfolios of the Smith Barney World Funds, Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company and consists of these Portfolios and three other separate investment portfolios: Emerging Markets, European and Pacific Portfolios. The financial statements and financial highlights for the other portfolios are presented in a separate annual report.

The significant accounting policies consistently followed by the Portfolios are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sales price was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence; (g) direct expenses are charged to each Portfolio and each class; management fees and general Fund expenses are allocated on the basis of relative net assets; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records of each Portfolio are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 1997, reclassifications were made to the capital accounts of the Portfolios to reflect permanent book/tax differences and income and gains available for distributions under tax regulations. Net investment income, net realized gains and net assets were not affected by these changes; (k) each Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve each Portfolio from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                               35

================================================================================
 Notes to Financial Statements (continued)
================================================================================

daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. Management Agreement and Other Transactions

Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment manager of the Fund. The Global Government Bond Portfolio pays SBMFM a management fee calculated at an annual rate of 0.75% of the average daily net assets of the portfolio. The International Equity and International Balanced Portfolios pay SBMFM a management fee calculated at an annual rate of 0.85% of the average daily net assets of each respective portfolio. These fees are calculated daily and paid monthly.

Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of the Fund's shares. SB received sales charges of approximately $656,000 on sales of the Portfolios' Class A shares for the year ended October 31, 1997. In addition, SB received total brokerage commissions of $52,098 from the International Equity and International Balanced Portfolios.

For the Global Government Portfolio, there is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. For the International Equity and International Balanced Portfolios, there is a CDSC of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase. Thereafter this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares for each Portfolio have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares for each Portfolio have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares that equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 1997, CDSCs paid to SB were approximately:

Portfolio                      Class A       Class B      Class C
------------------------------------------------------------------
Global Government Bond             --     $ 41,000            --
------------------------------------------------------------------
International Equity           $2,000       608,000      $15,000
------------------------------------------------------------------
International Balanced             --        17,000           --
------------------------------------------------------------------

Pursuant to a Distribution Plan, the Portfolios pay a service fee with respect to Class A, B and C shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class's shares. The Global Government Bond Portolio pays a distribution fee with respect to Class B and C shares calculated at the annual rates of 0.50% and 0.45% of the average daily net assets of each class, respectively. The International Equity and International Balanced Portfolios pay a distribution fee with respect to Class B and C shares calculated at an annual rate of 0.75% of the average daily net assets for each respective Portfolio and class. For the year ended October 31, 1997, total Distribution Plan fees incurred by the Portfolios were:

Portfolio                     Class A       Class B      Class C
------------------------------------------------------------------
Global Government Bond     $  249,862     $ 169,569    $  25,078
------------------------------------------------------------------
International Equity        1,282,917     2,375,547    2,261,441
------------------------------------------------------------------
International Balanced         34,903        56,286       42,281
------------------------------------------------------------------

All officers and two Directors of the Fund are employees of SB.

--------------------------------------------------------------------------------
36                                            1997 Annual Report to Shareholders

================================================================================
 Notes to Financial Statements (continued)
================================================================================

3. Investments

During the year ended October 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Portfolio                                       Purchases                 Sales
================================================================================
Global Government Bond                         $491,891,621         $504,150,639
--------------------------------------------------------------------------------
International Equity                            469,863,382          572,295,776
--------------------------------------------------------------------------------
International Balanced                          116,598,465          100,096,430
================================================================================

At October 31, 1997, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                  Net Unrealized
Portfolio                      Appreciation     Depreciation      Appreciation
================================================================================
Global Government Bond         $  3,407,014     $ (2,194,480)     $  1,212,534
--------------------------------------------------------------------------------
International Equity            427,548,771      (65,903,093)      361,645,678
--------------------------------------------------------------------------------
International Balanced            7,785,817       (4,201,180)        3,584,637
================================================================================

4. Forward Foreign Currency Contracts

At October 31, 1997, the Portfolios had open forward foreign currency contracts as described below. The Portfolios bear the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

                                          Local          Market        Settlement    Unrealized
Foreign Currency                        Currency          Value           Date       Gain (Loss)
================================================================================================
Global Government Bond Portfolio
To Buy:
Danish Krone                            28,180,000     $ 4,304,720     11/14/97     $    88,050
German Deutschemark                     26,337,600      15,309,019      11/7/97         309,019
German Deutschemark                     17,300,000      10,059,921     11/14/97         100,221
Irish Punt                                 300,000         451,200     11/14/97          11,700
Swedish Krona                           24,660,000       3,296,534     11/14/97          27,278
------------------------------------------------------------------------------------------------
                                                                                        536,268
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                               37

====================================================================================================================================

 Notes to Financial Statements (continued)
====================================================================================================================================


                                                       Local                  Market               Settlement           Unrealized
Foreign Currency                                     Currency                 Value                   Date              Gain (Loss)
====================================================================================================================================

Global Government Bond Portfolio
To Sell:
Australian Dollar                                     4,550,000           $ 3,208,198                11/14/97          $   147,836
Belgian Franc                                       235,400,000             6,630,044                11/14/97             (104,208)
British Pound                                         5,610,000             9,401,698                11/14/97             (311,030)
Danish Krone                                         30,000,000             4,582,739                11/14/97              (75,866)
Finnish Markka                                       14,300,000             2,769,867                11/14/97              (43,824)
German Deutschemark                                  14,507,625             8,432,716                 11/7/97             (182,716)
German Deutschemark                                  10,548,720             6,131,559                 11/7/97             (131,559)
German Deutschemark                                  18,500,000            10,757,720                11/14/97             (170,622)
Irish Punt                                            4,500,000             6,767,997                11/14/97             (217,797)
Italian Lira                                     13,700,000,000             8,102,098                11/14/97             (154,725)
Japanese Yen                                      2,520,000,000            20,994,850                11/14/97              (63,053)
Spanish Peseta                                      945,000,000             6,502,218                11/14/97             (106,105)
Swedish Krona                                        33,870,000             4,527,721                11/14/97             (151,894)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        (1,565,563)
------------------------------------------------------------------------------------------------------------------------------------

Net Unrealized Loss on
    Forward Foreign Currency Contracts                                                                                 $(1,029,295)
====================================================================================================================================

International Equity Portfolio
To Buy:
British Pound                                           833,246           $ 1,397,085                 11/3/97          $     9,981
British Pound                                         1,968,969             3,301,042                 11/5/97                6,367
British Pound                                         1,201,091             2,013,582                 11/6/97                7,040
British Pound                                         1,218,302             2,038,522                 11/7/97               (1,160)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                            22,228
------------------------------------------------------------------------------------------------------------------------------------

To Sell:
Dutch Guilder                                        10,625,946             5,476,304                 11/3/97              (40,954)
Dutch Guilder                                         6,973,173             3,593,770                 11/3/97              (22,729)
Dutch Guilder                                         9,434,769             4,862,698                 11/4/97                3,407
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                           (60,276)
------------------------------------------------------------------------------------------------------------------------------------

Net Unrealized Loss on
    Forward Foreign Currency Contracts                                                                                 $   (38,048)
====================================================================================================================================


--------------------------------------------------------------------------------
38                                            1997 Annual Report to Shareholders

====================================================================================================================================

 Notes to Financial Statements (continued)
====================================================================================================================================


                                                       Local                  Market               Settlement           Unrealized
Foreign Currency                                     Currency                 Value                   Date              Gain (Loss)
====================================================================================================================================

International Balanced Portfolio
To Buy:
British Pound                                            36,228            $   60,743                 11/3/97          $       434
British Pound                                            85,608               143,524                 11/5/97                  277
British Pound                                            54,907                92,049                 11/6/97                  322
British Pound                                            55,694                93,190                 11/7/97                  (53)
British Pound                                           220,000               368,630                11/18/97               14,430
Canadian Dollar                                       1,700,000             1,207,596                11/18/97              (24,288)
German Deutschemark                                   7,600,000             4,420,419                11/18/97               67,613
German Deutschemark                                   1,750,000             1,017,860                11/18/97               10,375
German Deutschemark                                  14,140,000             8,234,918                12/10/97              234,918
Italian Lira                                        910,000,000               538,099                11/18/97               16,106
Japanese Yen                                        240,000,000             2,000,655                11/18/97                  655
Spanish Peseta                                       64,000,000               440,383                11/18/97                7,600
Swedish Krona                                         2,870,000               383,713                11/18/97                3,179
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                           331,568
------------------------------------------------------------------------------------------------------------------------------------

To Sell:
Australian Dollar                                       520,000               366,681                11/18/97                9,747
Dutch Guilder                                           218,650               112,686                 11/3/97                 (713)
Dutch Guilder                                           318,007               163,892                 11/3/97               (1,226)
Dutch Guilder                                           392,741               202,419                 11/4/97                  142
Finnish Markka                                        1,140,000               220,871                11/18/97               (2,647)
German Deutschemark                                     960,000               558,369                11/18/97              (16,394)
German Deutschemark                                  14,278,400             8,315,520                12/10/97             (315,520)
Irish Punt                                              730,000             1,097,838                11/18/97              (29,118)
Italian Lira                                      1,200,000,000               709,581                11/18/97              (13,888)
Swedish Krona                                         3,200,000               427,833                11/18/97                  547
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                          (369,070)
------------------------------------------------------------------------------------------------------------------------------------

Net Unrealized Loss on
    Forward Foreign Currency Contracts                                                                                 $   (37,502)
====================================================================================================================================


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                39

================================================================================
 Notes to Financial Statements (continued)
================================================================================

5. Option Contracts

Premiums paid when put or call options are purchased by the Portfolios represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the amount of the premium originally paid. When the Portfolio exercises a call option, the cost of the security that the Portfolio purchases upon exercise will be increased by the permium originally paid.

At October 31, 1997, the Portfolios had no open purchased options.

When a Portfolio writes a call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

The following covered call option transactions occurred during the year ended October 31, 1997:

                                                              Number of
                                                              Contracts         Premiums
========================================================================================
Global Government Bond Portfolio
Options written, outstanding at October 31, 1996                  0            $   --
Options written during the year ended October 31, 1997            1              60,000
Options cancelled in closing purchase transactions               (1)            (60,000)
----------------------------------------------------------------------------------------
Options written, outstanding at October 31, 1997                  0                 $--
========================================================================================
International Balanced Portfolio
Options written, outstanding at October 31, 1996                  0            $   --
Options written during the year ended October 31, 1997            2              28,175
Options cancelled in closing purchase transactions               (2)            (28,175)
----------------------------------------------------------------------------------------
Options written, outstanding at October 31, 1997                  0                 $--
========================================================================================

--------------------------------------------------------------------------------
40                                            1997 Annual Report to Shareholders

================================================================================
 Notes to Financial Statements (continued)
================================================================================

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At October 31, 1997, the Portfolios had no open futures contracts.

7. Concentration of Risk

The Portfolios' investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of each of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

8. Capital Loss Carryforwards

At October 31, 1997, the International Equity and International Balanced Portfolios had, for Federal income tax purposes, approximately $73,386,000 and $855,000, respectively, of capital loss carryforwards available to offset future realized gains. To the extent that these carryforward losses are used to offset gains, it is probable that the gains so offset will not be distributed. The amount and date of expiration of the carryforward losses for each Portfolio is indicated below:

Portfolio                              10/31/03             10/31/04              10/31/05                 Total
====================================================================================================================
International Equity                 $73,386,000                  --                     --              $73,386,000
--------------------------------------------------------------------------------------------------------------------
International Balanced                   176,000              $2,000               $677,000                  855,000
====================================================================================================================

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                               41

================================================================================
 Notes to Financial Statements (continued)
================================================================================

9. Capital Shares

At October 31, 1997, the Fund had one billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolios have the ability to issue multiple classes of shares. Each share of a class represents an identical legal interest in a Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At October 31, 1997, total paid-in capital amounted to the following for each
Portfolio:

Transactions in shares of each class were as follows:

Portfolio                               Class A             Class B            Class C            Class Y              Class Z
====================================================================================================================================


Global Government Bond                  $ 90,922,788        $ 18,055,523        $ 3,517,283       $ 28,492,183                  --
------------------------------------------------------------------------------------------------------------------------------------

International Equity                     300,944,682         194,705,514        171,629,552        277,150,312        $112,053,463
------------------------------------------------------------------------------------------------------------------------------------

International Balanced                     8,866,439           4,373,557          3,079,646         42,878,883                  --
====================================================================================================================================



                                                              Year Ended                                   Year Ended
                                                           October 31, 1997                             October 31, 1996
                                                  --------------------------------------        -----------------------------------
                                                      Shares               Amount                   Shares                 Amount
====================================================================================================================================

Global Government Bond Portfolio
Class A
Shares sold                                           265,104         $  3,204,232                  489,319           $  6,083,120
Shares issued on reinvestment                         541,805            6,590,007                  396,504              4,899,900
Shares redeemed                                    (1,524,120)         (18,624,678)              (2,475,502)           (30,710,185)
------------------------------------------------------------------------------------------------------------------------------------

Net Decrease                                         (717,211)        $ (8,830,439)              (1,589,679)          $(19,727,165)
====================================================================================================================================

Class B
Shares sold                                            64,923         $    793,716                  121,679           $  1,505,000
Shares issued on reinvestment                         135,302            1,645,186                  117,711              1,449,119
Shares redeemed                                      (666,502)          (8,130,886)              (1,030,724)           (12,706,817)
------------------------------------------------------------------------------------------------------------------------------------

Net Decrease                                         (466,277)        $ (5,691,984)                (791,334)          $ (9,752,698)
====================================================================================================================================

Class C
Shares sold                                            10,626         $    129,906                   33,934           $    417,363
Shares issued on reinvestment                          24,330              295,171                   17,412                213,650
Shares redeemed                                       (87,408)          (1,058,665)                 (70,458)              (867,055)
------------------------------------------------------------------------------------------------------------------------------------

Net Decrease                                          (52,452)        $   (633,588)                 (19,112)          $   (236,042)
====================================================================================================================================

Class Y
Shares sold                                         3,699,552         $ 44,484,955                1,214,448           $ 14,766,754
Shares issued on reinvestment                              16                  201                      253                  3,092
Shares redeemed                                    (2,583,197)         (31,039,856)                  (1,138)               (13,841)
------------------------------------------------------------------------------------------------------------------------------------

Net Increase                                        1,116,371         $ 13,445,300                1,213,563           $ 14,756,005
====================================================================================================================================


--------------------------------------------------------------------------------
42                                           1997 Annual Report to Shareholders

====================================================================================================================================
 Notes to Financial Statements (continued)
====================================================================================================================================

                                                              Year Ended                                   Year Ended
                                                           October 31, 1997                             October 31, 1996
                                                  --------------------------------------        -----------------------------------
                                                      Shares               Amount                   Shares                 Amount
====================================================================================================================================
International Equity Portfolio
Class A
Shares sold                                         57,094,304        $ 1,163,554,103              29,809,743       $   540,225,017
Shares issued on reinvestment                           17,813                341,833                 270,352             4,617,617
Shares redeemed                                     61,845,885)        (1,267,607,993)            (31,054,593)         (565,101,407)
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease                                        (4,733,768)       $  (103,712,057)               (974,498)      $   (20,258,773)
====================================================================================================================================
Class B
Shares sold                                          9,244,231        $   186,954,945              12,723,350       $   229,942,996
Shares issued on reinvestment                             --                     --                    19,196               330,185
Shares redeemed                                     (9,196,821)          (187,319,844)             (8,709,898)         (158,190,577)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                 47,410        $      (364,899)              4,032,648       $    72,082,604
====================================================================================================================================
Class C
Shares sold                                          2,741,869        $    54,441,240               2,740,842       $    48,948,469
Shares issued on reinvestment                             --                     --                    34,000               576,308
Shares redeemed                                     (5,148,932)          (102,729,446)             (4,471,834)          (79,543,267)
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease                                        (2,407,063)       $   (48,288,206)             (1,696,992)      $   (30,018,490)
====================================================================================================================================
Class Y
Shares sold                                          5,446,442        $   109,870,065               5,706,318       $   105,704,162
Shares issued on reinvestment                           19,699                377,231                  54,561               928,635
Shares redeemed                                     (1,408,249)           (29,325,663)               (676,092)          (12,631,569)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                         4,057,892        $    80,921,633               5,084,787       $    94,001,228
====================================================================================================================================
Class Z
Shares sold                                            773,118        $    15,418,455               1,285,495       $    23,061,857
Shares issued on reinvestment                           20,453                391,257                  68,987             1,173,475
Shares redeemed                                       (737,233)           (15,279,138)               (455,720)           (8,233,132)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                            56,338        $       530,574                 898,762       $    16,002,200
====================================================================================================================================
International Balanced Portfolio
Class A
Shares sold                                             61,050        $       843,398                 136,189       $     1,791,427
Shares issued on reinvestment                           23,664                326,084                  29,395               391,488
Shares redeemed                                       (412,944)            (5,716,189)               (403,806)           (5,337,395)
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease                                          (328,230)       $    (4,546,707)               (238,222)      $    (3,154,480)
====================================================================================================================================
Class B
Shares sold                                            105,395        $     1,461,573                 211,895       $     2,785,875
Shares issued on reinvestment                            4,766                 65,979                   5,840                78,180
Shares redeemed                                       (128,598)            (1,788,817)                (81,609)           (1,097,160)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                (18,437)       $      (261,265)                136,126       $     1,766,895
====================================================================================================================================
Class C
Shares sold                                             24,414        $       338,448                  45,360       $       593,585
Shares issued on reinvestment                            3,674                 50,743                   6,383                85,123
Shares redeemed                                       (106,214)            (1,468,651)                (42,497)             (562,896)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                                (78,126)       $    (1,079,460)                  9,246       $       115,812
====================================================================================================================================
Class Y
Shares sold                                          1,782,664        $    24,577,386               1,391,962       $    18,790,855
Shares redeemed                                           --                     --                        (1)                  (13)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                         1,782,664        $    24,577,386               1,391,961       $    18,790,842
====================================================================================================================================

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                43

==================================================================================================================================
 Financial Highlights
==================================================================================================================================

For a share of each class of capital stock outstanding throughout each year:

                                                                                          Class A Shares
                                                                ------------------------------------------------------------------
Global Government Bond Portfolio                                1997(1)        1996(1)        1995          1994(2)        1993
==================================================================================================================================
Net Asset Value, Beginning of Year                               $12.55        $12.30         $11.68         $12.92        $11.84
----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                                           0.59          0.70          0.92*           0.69          0.83
   Net realized and unrealized gain (loss)                         0.38          0.42           0.48          (1.28)         1.36
----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                                0.97          1.12           1.40          (0.59)         2.19
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income(3)                                       (1.22)        (0.87)         (0.78)         (0.23)        (0.52)
   Net realized gains                                             (0.08)           --             --             --         (0.59)
   Capital                                                           --            --             --          (0.42)           --
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                               (1.30)        (0.87)         (0.78)         (0.65)        (1.11)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                     $12.22        $12.55         $12.30         $11.68        $12.92
----------------------------------------------------------------------------------------------------------------------------------
Total Return                                                      8.21%         9.41%         12.40%          (4.64)%++    19.13%
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                                  $94,957      $106,536       $123,917        $77,961      $107,415
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(4)                                                    1.26%         1.26%          1.38%         1.32%+         1.30%
   Net investment income                                           4.82          5.69           7.44          6.57+          6.67
----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                            367%          133%           195%           179%          119%
==================================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2)  For the period from January 1, 1994 to October 31, 1994.

(3) Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.

(4) During the years ended October 31, 1996 and October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class A would have been 1.24% and 1.32%, respectively; numbers prior to October 31, 1995 have not been restated to reflect these credits.

*    Includes realized gains and losses from foreign currency transactions.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
44                                            1997 Annual Report to Shareholders

=====================================================================================
 Financial Highlights (continued)
=====================================================================================

For a share of each class of capital stock outstanding throughout each year:

                                                       Class B Shares
                                      -----------------------------------------------
Global Government Bond Portfolio            1997(1)          1996(1)          1995(2)
=====================================================================================
Net Asset Value, Beginning of Year    $    12.50       $    12.26       $    11.57
-------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                    0.52             0.63             0.78*
   Net realized and unrealized gain         0.38             0.42             0.57
-------------------------------------------------------------------------------------
Total Income From Operations                0.90             1.05             1.35
-------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income(3)                (1.10)           (0.81)           (0.66)
   Net realized gains                      (0.08)            --               --
-------------------------------------------------------------------------------------
Total Distributions                        (1.18)           (0.81)           (0.66)
-------------------------------------------------------------------------------------
Net Asset Value, End of Year          $    12.22       $    12.50       $    12.26
-------------------------------------------------------------------------------------
Total Return                                7.62%            8.83%           11.97%++
-------------------------------------------------------------------------------------
Net Assets, End of Year (000s)        $   19,690       $   25,970       $   35,159
-------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(4)                              1.80%            1.81%            1.92%+
   Net investment income                    4.24             5.15             6.65+
-------------------------------------------------------------------------------------
Portfolio Turnover Rate                      367%             133%             195%
=====================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2)  For the period from November 18, 1994 (inception date) to October 31, 1995.

(3) Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.

(4) During the year ended October 31, 1996 and the period ended October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class B would have been 1.78% and 1.86% (annualized), respectively; numbers prior to October 31, 1995 have not been restated to reflect these credits.

*    Includes realized gains and losses from foreign currency transactions.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                45

=================================================================================================================
 Financial Highlights (continued)
=================================================================================================================

For a share of each class of capital stock outstanding throughout each year:

                                                                        Class C Shares
                                             --------------------------------------------------------------------
Global Government Bond Portfolio                1997(1)       1996(1)       1995(2)       1994(3)         1993(4)
=================================================================================================================
Net Asset Value, Beginning of Year           $   12.47     $   12.23     $   11.68     $   12.93       $   11.83
-----------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                          0.53          0.64          0.85*         0.90            0.79
   Net realized and unrealized gain (loss)        0.38          0.41          0.42         (1.55)           1.37
-----------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               0.91          1.05          1.27         (0.65)           2.16
-----------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income(5)                      (1.11)        (0.81)        (0.72)        (0.21)          (0.47)
   Net realized gains                            (0.08)         --            --            --             (0.59)
   Capital                                        --            --            --           (0.39)           --
-----------------------------------------------------------------------------------------------------------------
Total Distributions                              (1.19)        (0.81)        (0.72)        (0.60)          (1.06)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $   12.19     $   12.47     $   12.23     $   11.68       $   12.93
-----------------------------------------------------------------------------------------------------------------
Total Return                                      7.73%         8.90%        11.25%        (5.09)%++       18.89%++
-----------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)               $   3,257     $   3,986     $   4,141     $   5,835       $   4,972
-----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(6)                                    1.69%         1.74%         1.84%         1.80%+          1.74%+
   Net investment income                          4.33          5.22          7.15          6.05+           6.28+
-----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            367%          133%          195%          179%            119%
=================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2)  On November 7, 1994, the former Class B shares were renamed Class C shares.

(3)  For the period from January 1, 1994 to October 31, 1994.

(4)  For the period from January 4, 1993 (inception date) to December 31, 1993.

(5) Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.

(6) During the years ended October 31, 1996 and October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class C would have been 1.71% and 1.78%, respectively; numbers prior to October 31, 1995 have not been restated to reflect these credits.

*    Includes realized gains and losses from foreign currency transactions.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

-------------------------------------------------------------------------------
46                                           1997 Annual Report to Shareholders

=================================================================================================================
 Financial Highlights (continued)
=================================================================================================================

For a share of each class of capital stock outstanding throughout each year:

                                                                           Class Y Shares
                                             --------------------------------------------------------------------
Global Government Bond Portfolio                 1997(1)        1996(1)        1995(2)     1994(3)        1993(4)
=================================================================================================================
Net Asset Value, Beginning of Year           $    12.39     $    12.14     $    11.68  $    12.93      $    11.97
-----------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                           0.63           0.73           0.78*       0.76            0.69
   Net realized and unrealized gain (loss)         0.37           0.42           0.49       (1.35)           1.23
-----------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                1.00           1.15           1.27       (0.59)           1.92
-----------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income(5)                       (1.28)         (0.90)         (0.81)      (0.23)          (0.37)
   Net realized gains                             (0.08)          --             --          --             (0.59)
   Capital                                         --             --             --         (0.43)           --
-----------------------------------------------------------------------------------------------------------------
Total Distributions                               (1.36)         (0.90)         (0.81)      (0.66)          (0.96)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $    12.03     $    12.39     $    12.14  $    11.68      $    12.93
-----------------------------------------------------------------------------------------------------------------
Total Return                                       8.61%          9.82%         11.27%      (4.62)%++       16.49%++
-----------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)               $   28,097     $   15,105     $       62  $    3,202      $      371
-----------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(6)                                     0.89%          0.84%          0.98%       1.23%+          1.20%+
   Net investment income                           5.19           6.12           6.38        6.76+           6.73+
-----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             367%           133%           195%        179%            119%
=================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2)  On November 7, 1994 the former Class C shares were renamed Class Y shares.

(3)  For the period from January 1, 1994 to October 31, 1994.

(4)  For the period from February 19, 1993 (inception date) to December 31,
     1993.

(5) Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.

(6) During the years ended October 31, 1996 and October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class Y would have been 0.81% and 0.93%, respectively; numbers prior to October 31, 1995 have not been restated to reflect these credits.

*    Includes realized gains and losses from foreign currency transactions.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                47

===========================================================================================================================
 Financial Highlights (continued)
===========================================================================================================================

For a share of each class of capital stock outstanding throughout each year:

                                                                               Class A Shares
                                             ------------------------------------------------------------------------------
International Equity Portfolio                    1997(1)         1996(1)          1995       1994(2)(3)            1993
===========================================================================================================================
Net Asset Value, Beginning of Year           $  18.64     $  17.15     $  18.79     $  18.71       $  12.35
---------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)                    (0.04)           0.01            0.08*          (0.01)            (0.01)
   Net realized and unrealized gain (loss)          1.77            1.65           (1.50)           0.09              6.53
---------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 1.73            1.66           (1.42)           0.08              6.52
---------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income(4)                        (0.01)          (0.17)          (0.12)           --                 --
   Net realized gains                                                              (0.10)           --               (0.16)
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                (0.01)          (0.17)          (0.22)           --               (0.16)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $  20.36     $  18.64     $  17.15     $  18.79       $  18.71
---------------------------------------------------------------------------------------------------------------------------
Total Return                                        9.30%           9.78%          (7.44)%          0.43%++          52.78%
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)               $   464,796     $   513,870     $   489,533     $   591,598       $   355,926
---------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(5)                                      1.31%           1.35%           1.36%           1.35%+            1.35%
   Net investment income (loss)                    (0.18)           0.17            0.50           (0.05)+           (0.10)
---------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               35%             46%             42%             35%               27%
---------------------------------------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions(6)(7)             $   0.03        $   0.02        $   0.01              --                --
===========================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2)  For the period from January 1, 1994 to October 31, 1994.

(3) On October 10, 1994, the former Class C shares were exchanged into Class A shares; therefore Class C share activity for the period from January 1, 1994 to October 10, 1994 is included with Class A share activity.

(4) Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.

(5) During the years ended October 31, 1996 and October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class A would have been 1.29% and 1.28%, respectively; numbers prior to October 31, 1995 have not been restated to reflect these credits.

(6) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

(7) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.0%.

*    Includes realized gains and losses from foreign currency transactions.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
48                                            1997 Annual Report to Shareholders

===============================================================================================
 Financial Highlights (continued)
===============================================================================================

For a share of each class of capital stock outstanding throughout each year:

                                                                Class B Shares
                                             --------------------------------------------------
International Equity Portfolio                    1997(1)           1996(1)           1995(2)
===============================================================================================
Net Asset Value, Beginning of Year           $     18.65       $     17.17       $     18.38
-----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)                    (0.20)            (0.08)             0.06*
   Net realized and unrealized gain (loss)          1.77              1.60             (1.17)
-----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 1.57              1.52             (1.11)
-----------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income(3)                         --               (0.04)             --
   Net realized gains                               --                --               (0.10)
-----------------------------------------------------------------------------------------------
Total Distributions                                 --               (0.04)            (0.10)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $     20.22       $     18.65       $     17.17
-----------------------------------------------------------------------------------------------
Total Return                                        8.42%             8.89%            (6.00)%++
-----------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)               $   231,148       $   212,294       $   126,171
-----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(4)                                      2.11%             2.11%             2.13%+
   Net investment income (loss)                    (0.95)            (0.58)             0.34+
-----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               35%               46%               42%
-----------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions(5)(6)         $      0.03       $      0.02       $      0.01
===============================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2)  For the period from November 7, 1994 (inception date) to October 31, 1995.

(3) Distributions from net investment income included short-term capital gains, if any, for Federal income tax purposes.

(4) During the year ended October 31, 1996 and the period ended October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class B would have been 2.04% and 2.04% (annualized), respectively.

(5) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

(6) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.0%.

*    Includes realized gains and losses from foreign currency transactions.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                49

===========================================================================================================================
 Financial Highlights (continued)
===========================================================================================================================

For a share of each class of capital stock outstanding throughout each year:

                                                                              Class C Shares
                                             ------------------------------------------------------------------------------
International Equity Portfolio                    1997(1)         1996(1)         1995(2)         1994(3)           1993(4)
===========================================================================================================================
Net Asset Value, Beginning of Year           $     18.38     $     16.93     $     18.54     $     18.58       $     12.35
---------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)                    (0.22)          (0.13)          (0.06)*         (0.11)             0.14
   Net realized and unrealized gain (loss)          1.77            1.62           (1.45)           0.07              6.25
---------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 1.55            1.49           (1.51)          (0.04)             6.39
---------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income(5)                         --             (0.04)           --              --                --
   Net realized gains                               --              --             (0.10)           --               (0.16)
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 --             (0.04)          (0.10)           --               (0.16)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $     19.93     $     18.38     $     16.93     $     18.54       $     18.58
---------------------------------------------------------------------------------------------------------------------------
Total Return                                        8.43%           8.85%          (8.11)%         (0.22)%++         51.73%++
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)               $   200,849     $   229,514     $   240,090     $   287,458       $   114,951
---------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(6)                                      2.12%           2.15%           2.16%           2.10%+            2.14%+
   Net investment loss                             (0.97)          (0.63)          (0.34)          (0.77)+           (1.08)+
---------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               35%             46%             42%             35%               27%
---------------------------------------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions(7)(8)         $      0.03     $      0.02     $      0.01            --                --
===========================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2)  On November 7, 1994, the former Class B shares were renamed Class C shares.

(3)  For the period from January 1, 1994 to October 31, 1994.

(4)  For the period from January 4, 1993 (inception date) to December 31, 1993.

(5) Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.

(6) During the years ended October 31, 1996 and October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class C would have been 2.09% and 2.08%, respectively; numbers prior to October 31, 1995 have not been restated to reflect these credits.

(7) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

(8) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.0%.

*    Includes realized gains and losses from foreign currency transactions.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
50                                           1997 Annual Report to Shareholders

==========================================================================================================
 Financial Highlights (continued)
==========================================================================================================

For a share of each class of capital stock outstanding throughout each year:

                                                                      Class Y Shares
                                             -------------------------------------------------------------
International Equity Portfolio                    1997(1)         1996(1)         1995(2)        1994(3)
==========================================================================================================
Net Asset Value, Beginning of Year           $     18.64     $     17.13     $     18.80    $     17.64
----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                            0.04            0.18            0.10*          0.01
   Net realized and unrealized gain (loss)          1.76            1.54           (1.50)          1.15
----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 1.80            1.72           (1.40)          1.16
----------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income(4)                        (0.06)          (0.21)          (0.17)          --
   Net realized gains                               --              --             (0.10)          --
----------------------------------------------------------------------------------------------------------
Total Distributions                                (0.06)          (0.21)          (0.27)          --
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $     20.38     $     18.64     $     17.13    $     18.80
----------------------------------------------------------------------------------------------------------
Total Return                                        9.68%          10.19%          (7.11)%         6.58%++
----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)               $   301,852     $   200,427     $    97,132    $    48,765
----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(5)                                      0.94%           0.96%           1.06%          1.09%+
   Net investment income                            0.23            0.56            0.91           0.29+
----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               35%             46%             42%            35%
----------------------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions(6)(7)         $      0.03     $      0.02     $      0.01           --
==========================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2)  On November 7, 1994, the Class D shares were renamed Class Y shares.

(3)  For the period from June 16, 1994 (inception date) to October 31, 1994.

(4) Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.

(5) During the years ended October 31, 1996 and October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class Y would have been 0.90% and 0.98%, respectively; numbers prior to October 31, 1995 have not been restated to reflect these credits.

(6) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

(7) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.0%.

*    Includes realized gains and losses from foreign currency transactions.

++ Total return is not annualized as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                51

============================================================================================
 Financial Highlights (continued)
============================================================================================

For a share of each class of capital stock outstanding throughout each year:

                                                             Class Z Shares
                                             -----------------------------------------------
International Equity Portfolio                    1997(1)         1996(1)         1995(2)
============================================================================================
Net Asset Value, Beginning of Year           $     18.62     $     17.12     $     18.38
--------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                            0.05            0.14            0.13*
   Net realized and unrealized gain (loss)          1.75            1.57           (1.12)
--------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 1.80            1.71           (0.99)
--------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income(3)                        (0.06)          (0.21)          (0.17)
   Net realized gains                               --              --             (0.10)
--------------------------------------------------------------------------------------------
Total Distributions                                (0.06)          (0.21)          (0.27)
--------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $     20.36     $     18.62     $     17.12
--------------------------------------------------------------------------------------------
Total Return                                        9.69%          10.13%          (5.03)%++
--------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)               $   131,709     $   119,408     $    94,387
--------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(4)                                      0.94%           0.97%           1.10%+
   Net investment income                            0.22            0.55            1.06+
--------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               35%             46%             42%
--------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions(5)(6)         $      0.03     $      0.02     $      0.01
============================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2)  For the period from November 7, 1994 (inception date) to October 31, 1995.

(3) Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.

(4) During the year ended October 31, 1996 and the period ended October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class Z would have been 0.91% and 1.02% (annualized), respectively.

(5) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

(6) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.0%.

*    Includes realized gains and losses from foreign currency transactions.

++ Total return is not annualized as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
52                                            1997 Annual Report to Shareholders

========================================================================================================
 Financial Highlights (continued)
========================================================================================================

For a share of each class of capital stock outstanding throughout each year:

                                                                    Class A Shares
                                             -----------------------------------------------------------
International Balanced Portfolio                 1997(1)        1996(1)         1995          1994(2)
========================================================================================================
Net Asset Value, Beginning of Year           $    13.90     $    12.64     $    12.20     $    12.00
--------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(3)                        0.18           0.26           0.35           0.07
   Net realized and unrealized gain (loss)        (0.41)          1.35           0.48           0.13
--------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               (0.23)          1.61           0.83           0.20
--------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                          (0.15)         (0.35)         (0.39)          --
   Capital                                        (0.20)          --             --             --
--------------------------------------------------------------------------------------------------------
Total Distributions                               (0.35)         (0.35)         (0.39)          --
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $    13.32     $    13.90     $    12.64     $    12.20
--------------------------------------------------------------------------------------------------------
Total Return                                      (1.71)%        12.89%          7.05%          1.67%++
--------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)               $   11,072     $   16,116     $   17,667     $   20,634
--------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(3)                                     1.71%          1.81%          1.62%          1.34%+
   Net investment income                           1.32           1.94           2.89           1.37+
--------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             197%           189%            42%             6%
--------------------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions(4)(5)         $     0.03     $     0.03     $     0.02           --
========================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2)  For the period from August 25, 1994 (inception date) to October 31, 1994.

(3) The Manager waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                                                         Expense Ratios
                       Per Share Decreases to          Without Fee Waivers
                        Net Investment Income          and Custody Credits
                       ----------------------          -------------------
                          1995         1994             1995        1994
                         -----        -----             ----        ----
      Class A            $0.04        $0.02             1.96%       2.03%+

     In addition, during the years ended October 31, 1996 and October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class A would have been 1.72% and 1.52%, respectively; numbers prior to October 31, 1995 have not been restated to reflect these credits.

(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

(5) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.0%.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                53

=====================================================================================
 Financial Highlights (continued)
=====================================================================================

For a share of each class of capital stock outstanding throughout each year:

                                                          Class B Shares
                                             ----------------------------------------
International Balanced Portfolio                1997(1)       1996(1)       1995(2)
=====================================================================================
Net Asset Value, Beginning of Year           $   13.90     $   12.65     $   12.08
-------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(3)                       0.07          0.15          0.36
   Net realized and unrealized gain (loss)       (0.41)         1.36          0.50
-------------------------------------------------------------------------------------
Total Income (Loss) From Operations              (0.34)         1.51          0.86
-------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                         (0.08)        (0.26)        (0.29)
   Capital                                       (0.10)         --            --
-------------------------------------------------------------------------------------
Total Distributions                              (0.18)        (0.26)        (0.29)
-------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $   13.38     $   13.90     $   12.65
-------------------------------------------------------------------------------------
Total Return                                     (2.45)%       12.05%         7.33%++
-------------------------------------------------------------------------------------
Net Assets, End of Year (000s)               $   4,813     $   5,258     $   3,064
-------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(3)                                    2.48%         2.62%         2.49%+
   Net investment income                          0.53          1.14          3.11+
-------------------------------------------------------------------------------------
Portfolio Turnover Rate                            197%          189%           42%
-------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions(4)(5)         $    0.03     $    0.03     $    0.02
=====================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2)  For the period from November 7, 1994 (inception date) to October 31, 1995.

(3) The Manager waived all or part of its fees for the period ended October 31, 1995. If such fees were not waived, the per share effect on net investment income and the expense ratio would have been as follows:

                                                              Expense Ratio
                             Per Share Decrease to          Without Fee Waivers
                             Net Investment Income          and Custody Credits
                             ---------------------          -------------------
                                      1995                        1995
                                      ----                        ----
     Class B                          $0.04                       2.86%+

     In addition, during the year ended October 31, 1996 and the period ended October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class B would have been 2.53% and 2.39% (annualized), respectively; numbers prior to October 31, 1995 have not been restated to reflect these credits.

(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

(5) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.0%.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
54                                           1997 Annual Report to Shareholders

===================================================================================================
 Financial Highlights (continued)
===================================================================================================

For a share of each class of capital stock outstanding throughout each year:

                                                                 Class C Shares
                                             ------------------------------------------------------
International Balanced Portfolio                1997(1)       1996(1)       1995(2)       1994(3)
===================================================================================================
Net Asset Value, Beginning of Year           $   13.87     $   12.63     $   12.18     $   12.00
---------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(4)                       0.08          0.15          0.28          0.05
   Net realized and unrealized gain (loss)       (0.42)         1.35          0.46          0.13
---------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              (0.34)         1.50          0.74          0.18
---------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                         (0.08)        (0.26)        (0.29)         --
   Capital                                       (0.10)         --            --            --
---------------------------------------------------------------------------------------------------
Total Distributions                              (0.18)        (0.26)        (0.29)         --
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $   13.35     $   13.87     $   12.63     $   12.18
---------------------------------------------------------------------------------------------------
Total Return                                     (2.46)%       11.99%         6.29%         1.50%++
---------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)               $   3,642     $   4,869     $   4,317     $   4,310
---------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(4)                                    2.51%         2.62%         2.37%         2.03%+
   Net investment income                          0.60          1.14          2.33          0.79+
---------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            197%          189%           42%            6%
---------------------------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions(5)(6)         $    0.03     $    0.03     $    0.02          --
===================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2)  On November 7, 1994 the former Class B shares were renamed Class C shares.

(3)  For the period from August 25, 1994 (inception date) to October 31, 1994.

(4) The Manager waived all or part of its fees for the year ended October 31, 1995 and the period ended October 31, 1994. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                                                              Expense Ratios
                            Per Share Decreases to          Without Fee Waivers
                             Net Investment Income          and Custody Credits
                            ----------------------          -------------------
                               1995         1994             1995       1994
                               ----        -----             ----      ----
     Class C                  $0.04        $0.02             2.71%     2.74%+

    In addition, during the years ended October 31, 1996 and October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class C would have been 2.53% and 2.27%; numbers prior to October 31, 1995 have not been restated to reflect these credits.

(5) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

(6) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.0%.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                55

================================================================================
 Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each year:

                                                           Class Y Shares
                                                 -------------------------------
International Balanced Portfolio                      1997(1)      1996(1)(2)
================================================================================
Net Asset Value, Beginning of Year                $    13.93      $    13.15
--------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                                0.25            0.32
   Net realized and unrealized gain (loss)             (0.42)           0.75
--------------------------------------------------------------------------------
Total Income (Loss) From Operations                    (0.17)           1.07
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                               (0.18)          (0.29)
   Capital                                             (0.23)           --
--------------------------------------------------------------------------------
Total Distributions                                    (0.41)          (0.29)
--------------------------------------------------------------------------------
Net Asset Value, End of Year                      $    13.35      $    13.93
--------------------------------------------------------------------------------
Total Return                                           (1.28)%          8.21%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)                    $   42,380      $   19,387
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(3)                                          1.24%           1.21%+
   Net investment income                                1.83            2.55+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                  197%            189%
--------------------------------------------------------------------------------
Average commissions per share
   paid on equity transactions(4)(5)              $     0.03      $     0.03
================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(2)  For the period from February 7, 1996 (inception date) to October 31, 1996.

(3) During the period ended October 31, 1996, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratio for Class Y would have been 1.12% (annualized).

(4) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.

(5) Trades executed in the United States and Canada have an average commission rate of $0.06 per share. Commission on trades executed outside these countries are generally executed as a percentage of cost or proceeds ranging from 0.5% to 1.0%.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.


================================================================================
 Tax Information (unaudited)
================================================================================

For Federal tax purposes the Global Government Bond Portfolio hereby designates for the fiscal year ended October 31, 1997:

     -- long term capital gain distributions paid of $572,938.

The total foreign sourced income received by International Equity Portfolio and International Balanced Portfolio, respectively, are $0.3701 per share (or a total amount of $24,283,449) and $0.3142 per share (or a total amount of $1,457,499). The total amounts of foreign taxes paid, respectively, are $0.0257 per share (or a total amount of $1,689,178) and $0.0085 per share (or a total amount of $39,433).

--------------------------------------------------------------------------------
56                                           1997 Annual Report to Shareholders

================================================================================
 Independent Auditors' Report
================================================================================

The Shareholders and Board of Directors of
Smith Barney World Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Global Government Bond, International Equity and International Balanced Portfolios of Smith Barney World Funds, Inc. as of October 31, 1997, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, the period from January 1, 1994 to October 31, 1994 and the year ended December 31, 1993 with respect to the Global Government Bond and International Equity Portfolios and the period from August 25, 1994 (commencement of operations) to October 31, 1994 with respect to the International Balanced Portfolio. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian. As to securities purchased and sold but not received and delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Global Government Bond, International Equity and International Balanced Portfolios of Smith Barney World Funds, Inc. as of October 31, 1997, the results of their operations for the year then ended, the statements of changes in their net assets for the each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the period from January 1, 1994 to October 31, 1994 and the year ended December 31, 1993 with respect to the Global Government Bond and International Equity Portfolios and the period from August 25, 1994 to October 31, 1994 with respect to the International Balanced Portfolio, in conformity with generally accepted accounting principles.

                                   /s/ KPMG Peat Marwick LLP



New York, New York
December 18, 1997




--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                               57

Smith Barney
World Funds, Inc.


DIRECTORS

Victor Atkins
Robert A. Frankel
Rainer Greeven
Susan M. Heilbron
Heath B. McLendon, Chairman
Bruce D. Sargent
James M. Shuart

OFFICERS

Maurits E. Edersheim
Chairman of the Fund
& Advisory Director

Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

James B. Conheady
Vice President

Victor S. Filatov
Vice President

Simon R. Hildreth
Vice President

Denis P. Mangan
Vice President

Jeffrey J. Russell
Vice President

Bruce D. Sargent
Vice President

Irving P. David
Controller

Christina T. Sydor
Secretary



INVESTMENT MANAGER AND ADMINISTRATOR

Smith Barney Mutual Funds Management Inc.


DISTRIBUTOR
Smith Barney Inc.


CUSTODIAN
Chase Manhattan Bank

SHAREHOLDER
SERVICING AGENT
First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134


This report is for the information of shareholders of Smith Barney World Fund, Inc. -- Global Government, International Equity and International Balanced Portfolios, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after December 31, 1997, this report must be accompanied by performance for the most recently completed calendar quarter.

SMITH BARNEY
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A Member of Travelers Group [LOGO]


SMITH BARNEY
WORLD FUNDS, INC.
Smith Barney Mutual Funds
388 Greenwich Street
New York, New York 10013

FD01359 12/97